UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02864

Pioneer Bond Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end: June 30, 2021

Date of reporting period: July 1, 2020 through December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Bond Fund
Semiannual Report | December 31, 2020

A: PIOBX	C: PCYBX	K: PBFKX	R: PBFRX	Y: PICYX

Paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Bond Fund | Semiannual Report | 12/31/20 1

President’s Letter

Dear Shareholders,
With a very turbulent 2020 calendar year finally behind us, the U.S. and global economies still face numerous challenges as the new calendar year dawns. The COVID-19 pandemic has continued to spread, with high numbers of new cases reported in many U.S. states and in other countries. In response, some governments have retightened restrictions on both business and personal activities. However, as 2021 arrived, deployment of the first approved COVID-19 vaccines had already begun, and expectations are for widespread vaccine distribution by the middle of the year.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter of 2020, and then recovering most of those losses throughout the following quarters. In fact, the U.S. stock market, as measured by the Standard & Poor’s 500 Index, returned more than 18% for the full 2020 calendar year, an impressive performance given all of the obstacles market participants faced during those 12 months.
However, despite the market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus, from vaccines to spikes in the number of cases as well as rising hospitalization rates in some areas. In addition, the recent U.S. Presidential and Congressional elections have resulted in a power shift in Washington, D.C., and that most likely portends some changes in fiscal policy. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 last winter, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
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Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US.
Amundi Asset Management US, Inc.
February 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Bond Fund | Semiannual Report | 12/31/20 3

Portfolio Management Discussion | 12/31/20
In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond Fund during the six-month period ended December 31, 2020. Mr. Komenda, Senior Vice President, Deputy Director of Investment Grade Corporates, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the daily management of the Fund, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, and Timothy Rowe, Managing Director, Director of Multisector Fixed Income, and a portfolio manager at Amundi US.
Q How did the Fund perform during the six-month period ended December 31, 2020?
A Pioneer Bond Fund’s Class A shares returned 5.96% at net asset value during the six-month period ended December 31, 2020, while the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), returned 1.29%. During the same period, the average return of the 611 mutual funds in Morningstar’s Intermediate Core-Plus Bond Funds Category was 3.63%.
Q How would you describe the investment environment in the fixed-income markets during the six-month period ended December 31, 2020?
A After simmering throughout the summer, macroeconomic uncertainty bubbled over during September, weighing on investor sentiment and the performance of riskier assets. The focus on heightened risks revolved around three key areas: stalled negotiations among law makers over another US fiscal stimulus package, a continued rise in COVID-19 cases, and the November US elections. A partisan dispute over when to appoint the late Supreme Court Justice Ginsburg’s replacement further hardened both parties’ negotiating positions on the fiscal stimulus bill, and lowered the odds of broader government support for the economy coming to fruition prior to the November election. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for a second wave of virus cases, and yet another round of economic lockdowns in response. Finally, concerns mounted over the potential for a protracted dispute over the presidential election results as November 3rd drew closer.
In December, towards the end of the six -month period, the US economic outlook received two “shots in the arm,” as a pair of COVID-19 vaccines were authorized for emergency use by the Food and Drug Administration,
4 Pioneer Bond Fund | Semiannual Report | 12/31/20

and Congress finally agreed upon a $900 billion COVID-19 relief package. The vaccines could help alleviate uncertainty regarding public health in general, and may bring forward the timing of a return to economic normalcy. Meanwhile, the additional fiscal stimulus should offer needed support for many individuals and businesses. Over the final weeks of the six-month period, investors elected to focus attention on those positive developments and looked beyond another surge in COVID-19 cases as well as data suggesting a slowing in the rate of the economic recovery. As a result, riskier assets rallied once again, and Treasury yields drifted higher into the end of the calendar year.
For the six-month period ended December 31, 2020, the investment-grade corporate bond market returned 4.6%, while high-yield (below-investment-grade) corporate bonds returned more than 11%. Securitized assets ended the period in positive territory, too, but Treasuries lagged, given rising yields on fixed-income investments with longer maturities.
Q What factors influenced the Fund’s performance relative to the Bloomberg Barclays Index during the six-month period ended December 31, 2020?
A Asset allocation was the primary driver of the Fund’s benchmark-relative outperformance over the six-month period, while security selection results also made meaningful, positive contributions to relative returns.
Non-benchmark positioning within high-yield corporate bonds was a key positive contributor to the Fund’s relative performance during the six-month period. We had viewed high yield, in broad terms, as having avoided the excesses of some past cycles back at the beginning of the six-month period. As investor sentiment towards riskier assets continued to mend and grew more positive with the help of strong policy support after the March 2020 COVID-19-driven market sell-off, we took advantage of what we viewed as still-attractive relative valuations to meaningfully increase the Fund’s exposure to the high-yield sector. The stance benefited Fund performance as returns for high-yield corporates notably outstripped those for their investment-grade counterparts for the full six-month period.
Within investment-grade corporate bonds, which also contributed notably to the Fund’s benchmark-relative outperformance, an overweight to and security selection within industrials was a key positive factor. In the aftermath of the first quarter’s liquidity crisis, we took the opportunity to add exposure in the Fund to what we saw as high-quality industrial names at discounted prices. That stance continued to benefit the Fund’s performance into the second half of 2020 as credit-market
Pioneer Bond Fund | Semiannual Report | 12/31/20 5

sentiment among investors remained firm. An overweight to and selection within financials also proved beneficial for the Fund’s relative returns during the six-month period.
We have preferred to have portfolio exposure to securitized assets in lieu of Treasuries, given historically low interest rates, and that strategy also worked out well for the Fund as Treasury yields drifted higher in the fourth quarter of 2020. Within securitized assets, portfolio allocations to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) aided relative performance as market participants sought out sectors that had lagged the early part of the recovery in riskier assets. The Fund’s positioning with respect to residential mortgage-backed securities (RMBS) also contributed to relative performance, as we were able to identify security selection opportunities created by the US Federal Reserve’s (Fed’s) broad-based purchases within the asset class as part of its effort to drive down borrowing costs.
While there were no major detractors from relative returns over the six-month period, the portfolio’s duration positioning versus the benchmark was essentially a neutral factor in the Fund’s relative performance. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
Q Did the Fund have any exposure to derivative securities during the six-month period ended December 31, 2020? If so, did the derivatives have any material impact on performance?
A Yes, we invested the portfolio in Treasury futures and credit-default swaps during the six-month period. We invest in Treasury futures as part of our duration-management strategy for the Fund. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We invest in credit-default swaps to either gain or reduce portfolio exposure to corporate bonds very quickly, as cash-bond transactions take a little more time to settle and have a higher liquidity cost.
The use of derivatives has allowed the Fund to benefit from the performance of the targeted asset classes, while retaining a better liquidity profile, which in turn may help to reduce risk. Treasury futures generally have not had an impact on the Fund’s performance, as we have used them primarily for hedging purposes. The credit-based derivatives had a modest effect on the Fund’s performance during the six-month period.
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Q What factors affected the Fund’s yield, or distributions* to shareholders, during the six-month period ended December 31, 2020?
A The tightening in credit spreads seen over the six-month period reduced the Fund’s yield, as the market started to look beyond COVID-19 and spread levels became more reflective of expectations for a possible return to economic stability. The tightening spreads, while reducing the yield, had a positive effect on overall performance, due to capital appreciation. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q What is your investment outlook and how is the Fund positioned heading into a new fiscal year?
A We anticipate accelerating domestic economic growth in 2021 as COVID-19 vaccines are rolled out and consumers slowly regain confidence and reopen their pocketbooks, potentially unleashing a wave of pent-up demand for services such as travel and dining during the second half of the calendar year.
Despite this outlook, we do not expect the Fed to start removing its accommodative monetary policies in 2021, as it has signaled an intense focus on getting the US economy back to full employment. In our view, the Fed has learned from its policy mistakes in 2018 and could be willing to maintain a highly supportive monetary policy environment, even if inflation ticks up above the US central bank’s target rate.
Entering 2021, we have maintained the portfolio’s conservative positioning with respect to interest-rate risk, with a duration below that of the benchmark Bloomberg Barclays Index. While an accommodative Fed can anchor short-term US yields, we believe the Treasury curve could steepen as domestic economic growth accelerates (and prices rise) over the next year. At the same time, very low government bond yields globally may limit the extent of any increase in long-term US yields.
The Fund’s positioning has continued to reflect our constructive overall view on credit-based exposures. However, we trimmed the portfolio’s risk profile as most sectors rallied into year-end. We have maintained a positive outlook for sectors where valuations are still below their pre-pandemic levels and have remained disconnected from the underlying fundamentals, in our view. A backdrop of strong economic growth,
*  Distributions are not guaranteed.
Pioneer Bond Fund | Semiannual Report | 12/31/20 7

accommodative monetary policies, and continued global demand for yield has continued to lend support to the corporate bond market. However, we believe current spreads have broadly reflected those expectations, and thus we have continued to highlight the importance of security selection.
We view US housing-related securitized assets as positioned to benefit from solid consumer balance sheets, historically low mortgage rates, tight inventories, and strong demand, driven in part by a pandemic-induced shift in preference toward single-family homes.
While broad exposure to credit risk was a large positive contributor to the Fund’s relative returns during 2020, we believe active security selection and sector allocation could be essential ingredients to attaining solid performance in the coming year.
Please refer to the Schedule of Investments on pages 19–85 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
8 Pioneer Bond Fund | Semiannual Report | 12/31/20

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Bond Fund | Semiannual Report | 12/31/20 9

Portfolio Summary | 12/31/20

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Fannie Mae, 3.0%, 1/1/51 (TBA)	2.90%
2.	Fannie Mae, 2.0%, 1/1/51	2.43
3.	United States Treasury Bill, 2/4/21	2.01
4.	Fannie Mae, 4.5%, 1/1/51 (TBA)	1.84
5.	U.S. Treasury Bills, 1/26/21	1.68
6.	U.S. Treasury Bills, 1/28/21	1.68
7.	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	1.25
8.	Wells Fargo & Co., 7.5%	1.04
9.	Government National Mortgage Association, 2.5%, 1/1/51 (TBA)	0.81
10.	Federal Home Loan Mortgage Corp., 1.5%, 1/1/51	0.79

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10 Pioneer Bond Fund | Semiannual Report | 12/31/20

Prices and Distributions | 12/31/20
Net Asset Value per Share

Class	12/31/20	6/30/20
A	$10.23	$ 9.98
C	$10.11	$ 9.87
K	$10.22	$ 9.98
R	$10.32	$10.07
Y	$10.13	$ 9.89

Distributions per Share: 7/1/20–12/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1566	$0.0663	$0.1164
C	$0.1234	$0.0663	$0.1164
K	$0.1819	$0.0663	$0.1164
R	$0.1455	$0.0663	$0.1164
Y	$0.1745	$0.0663	$0.1164

Index Definition
The Bloomberg Barclays US Aggregate Bond Index is an unmanaged measure of the US bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.
Pioneer Bond Fund | Semiannual Report | 12/31/20 11

Performance Update | 12/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays US Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2020)
			Bloomberg
	Net	Public	Barclays US
	Asset	Offering	Aggregate
	Value	Price	Bond
Period	(NAV)	(POP)	Index
10 years	4.44%	3.96%	3.84%
5 years	4.91	3.94	4.44
1 year	8.50	3.62	7.51

Expense Ratio
(Per prospectus dated November 1, 2020)
Gross
0.82%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12 Pioneer Bond Fund | Semiannual Report | 12/31/20

Performance Update | 12/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays US Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2020)
			Bloomberg
			Barclays US
			Aggregate
	If	If	Bond
Period	Held	Redeemed	Index
10 years	3.63%	3.63%	3.84%
5 years	4.17	4.17	4.44
1 year	7.78	7.78	7.51

Expense Ratio
(Per prospectus dated November 1, 2020)
Gross
1.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Bond Fund | Semiannual Report | 12/31/20 13

Performance Update | 12/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays US Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2020)
		Bloomberg
	Net	Barclays US
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	4.76%	3.84%
5 years	5.34	4.44
1 year	9.04	7.51

Expense Ratio
(Per prospectus dated November 1, 2020)
Gross
0.34%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Bond Fund | Semiannual Report | 12/31/20

Performance Update | 12/31/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays US Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2020)
		Bloomberg
	Net	Barclays US
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	4.12%	3.84%
5 years	4.63	4.44
1 year	8.20	7.51

Expense Ratio
(Per prospectus dated November 1, 2020)
Gross
1.08%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Bond Fund | Semiannual Report | 12/31/20 15

Performance Update | 12/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays US Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2020)
		Bloomberg
	Net	Barclays US
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	4.72%	3.84%
5 years	5.24	4.44
1 year	8.86	7.51

Expense Ratio
(Per prospectus dated November 1, 2020)
Gross
0.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16 Pioneer Bond Fund | Semiannual Report | 12/31/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund
Based on actual returns from July 1, 2020 through December 31, 2020.

Share Class	A	C	K	R	Y
Beginning	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Account Value
on 7/1/20
Ending Account	$1,059.60	$1,055.80	$1,061.20	$1,058.00	$1,061.00
Value (after
expenses)
on 12/31/20
Expenses Paid	$4.20	$7.41	$1.77	$5.50	$2.29
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.81%, 1.43%, 0.34%, 1.06%, and 0.44% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Bond Fund | Semiannual Report | 12/31/20 17

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Bond Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2020 through December 31, 2020.

Share Class	A	C	K	R	Y
Beginning	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Account Value
on 7/1/20
Ending Account	$1,021.12	$1,018.00	$1,023.49	$1,019.86	$1,022.99
Value (after
expenses)
on 12/31/20
Expenses Paid	$4.13	$7.27	$1.73	$5.40	$2.24
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.81%, 1.43%, 0.34%, 1.06%, and 0.44% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Bond Fund | Semiannual Report | 12/31/20

Schedule of Investments | 12/31/20 (unaudited)

Shares		Value
	UNAFFILIATED ISSUERS — 102.4%
	COMMON STOCK — 0.0%† of Net Assets
	Auto Components — 0.0%†
593	Lear Corp.	$ 94,305
	Total Auto Components	$ 94,305
	TOTAL COMMON STOCK
	(Cost $69,268)	$ 94,305
	CONVERTIBLE PREFERRED STOCKS — 1.5% of
	Net Assets
	Banks — 1.5%
17,176(a)	Bank of America Corp., 7.25%	$ 26,083,130
40,702(a)	Wells Fargo & Co., 7.5%	61,781,566
	Total Banks	$ 87,864,696
	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $79,718,302)	$ 87,864,696

Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 13.4% of Net Assets
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class B, 8.37%, 1/15/46 (144A)	$ 623,152
506,371(b)	321 Henderson Receivables LLC, Series 2005-1A,
	Class A1, 0.371% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	493,442
1,250,000(b)	522 Funding CLO I, Ltd., Series 2019-5A, Class D, 4.437%
	(3 Month USD LIBOR + 420 bps), 1/15/33 (144A)	1,253,475
3,000,000(b)	522 Funding CLO III, Ltd., Series 2018-3A, Class E,
	6.368% (3 Month USD LIBOR + 615 bps), 10/20/31 (144A)	2,811,663
10,314,685	A10 Bridge Asset Financing LLC, Series 2019-B, Class A1,
	3.085%, 8/15/40 (144A)	10,626,036
2,000,000(b)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A,
	Class A1A, 2.196% (3 Month USD LIBOR +
	195 bps), 1/20/32 (144A)	2,000,998
1,890,428	Access Point Funding I LLC, Series 2017-A, Class B,
	3.97%, 4/15/29 (144A)	1,899,680
4,000,000	American Credit Acceptance Receivables Trust,
	Series 2019-2, Class E, 4.29%, 6/12/25 (144A)	4,187,386
800,000	Amur Equipment Finance Receivables V LLC,
	Series 2018-1A, Class C, 3.74%, 4/22/24 (144A)	811,860
1,249,999	Amur Equipment Finance Receivables V LLC,
	Series 2018-1A, Class D, 3.98%, 4/22/24 (144A)	1,269,075
1,675,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class C, 4.27%, 1/20/23 (144A)	1,718,642
5,784,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)	5,887,187

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 19

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,833,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class B, 2.8%, 3/20/25 (144A)	$ 3,948,034
2,676,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class E, 4.47%, 3/20/25 (144A)	2,687,496
5,900,000	Aqua Finance Trust, Series 2019-A, Class C, 4.01%,
	7/16/40 (144A)	6,083,788
2,300,000	Aqua Finance Trust, Series 2020-AA, Class C, 3.97%,
	7/17/46 (144A)	2,379,531
7,000,000	Arivo Acceptance Auto Loan Receivables Trust,
	Series 2019-1, Class B, 3.37%, 6/15/25 (144A)	7,198,950
1,652,269	Avid Automobile Receivables Trust, Series 2018-1,
	Class B, 3.85%, 7/15/24 (144A)	1,659,953
2,000,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class C, 3.14%, 7/15/26 (144A)	2,040,395
8,750,000(b)	Battalion CLO XV, Ltd., Series 2020-15A, Class D, 3.468%
	(3 Month USD LIBOR + 325 bps), 1/17/33 (144A)	8,757,175
2,301,000(c)	Bayview Opportunity Master Fund IVb Trust,
	Series 2017-SPL3, Class B2, 4.75%, 11/28/53 (144A)	2,594,508
1,416,000	BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%,
	8/21/23 (144A)	1,428,152
1,300,000	BCC Funding XVII LLC, Series 2020-1, Class C, 2.5%,
	9/22/25 (144A)	1,309,504
2,000,000(b)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 7.257% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	2,002,142
574,482	BXG Receivables Note Trust, Series 2015-A, Class A,
	2.88%, 5/2/30 (144A)	574,898
2,750,000(b)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.237% (3
	Month USD LIBOR + 400 bps), 1/15/33 (144A)	2,767,971
8,151,527(c)	Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.0%,
	11/25/44 (144A)	8,599,661
8,600,000	CIG Auto Receivables Trust, Series 2019-1A, Class B,
	3.59%, 8/15/24 (144A)	8,802,466
678,224(b)	Commonbond Student Loan Trust, Series 2017-BGS,
	Class A2, 0.798% (1 Month USD LIBOR +
	65 bps), 9/25/42 (144A)	672,449
346,310	Conn’s Receivables Funding LLC, Series 2019-A, Class A,
	3.4%, 10/16/23 (144A)	347,909
4,790,000	Conn’s Receivables Funding LLC, Series 2019-B, Class B,
	3.62%, 6/17/24 (144A)	4,804,631
7,600,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class A, 3.83%, 8/15/26 (144A)	7,826,363
3,000,000	CoreVest American Finance Trust, Series 2017-1, Class C,
	3.756%, 10/15/49 (144A)	3,080,602
1,154,698	Diamond Resorts Owner Trust, Series 2019-1A, Class B,
	3.53%, 2/20/32 (144A)	1,182,811

The accompanying notes are an integral part of these financial statements.
20 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
9,207,000	Domino’s Pizza Master Issuer LLC, Series 2019-1A,
	Class A2, 3.668%, 10/25/49 (144A)	$ 9,779,767
124,093(b)	DRB Prime Student Loan Trust, Series 2016-B, Class A1,
	1.948% (1 Month USD LIBOR + 180 bps), 6/25/40 (144A)	125,149
4,000,000	Drive Auto Receivables Trust, Series 2019-1, Class C,
	3.78%, 4/15/25	4,076,411
2,400,000	Drive Auto Receivables Trust, Series 2020-2, Class C,
	2.28%, 8/17/26	2,477,700
1,650,000	Drive Auto Receivables Trust, Series 2020-2, Class D,
	3.05%, 5/15/28	1,740,810
4,200,000(b)	Dryden 78 CLO, Ltd., Series 2020-78A, Class E, 6.818%
	(3 Month USD LIBOR + 660 bps), 4/17/33 (144A)	4,206,203
1,800,000	Elm Trust, Series 2020-3A, Class A2, 2.954%, 8/20/29
	(144A)	1,816,993
4,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%, 7/26/49
	(144A)	4,062,177
5,000,000	Fair Square Issuance Trust, Series 2020-AA, Class C,
	5.4%, 9/20/24 (144A)	5,053,661
953,594	FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 2/18/31
	(144A)	968,396
1,173,654	FCI Funding LLC, Series 2019-1A, Class B, 0.0%, 2/18/31
	(144A)	1,184,254
9,600,959	Finance of America Structured Securities Trust, Series
	2019-A, Class JR2, 0.0%, 3/25/69	10,497,277
10,982,057	Finance of America Structured Securities Trust, Series
	2019-JR3, Class JR2, 2.0%, 9/25/69	11,604,407
4,500,000(b)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	4.568% (3 Month USD LIBOR + 435 bps), 1/20/33
	(144A)	4,527,108
1,000,000(b)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D,
	7.918% (3 Month USD LIBOR + 770 bps), 1/20/33
	(144A)	995,985
1,000,000(b)	Fort Washington CLO, Series 2019-1A, Class E, 7.468%
	(3 Month USD LIBOR + 725 bps), 10/20/32 (144A)	1,001,979
3,750,000	Foundation Finance Trust, Series 2019-1A, Class B,
	4.22%, 11/15/34 (144A)	3,804,382
4,200,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%, 8/28/27
	(144A)	3,663,956
1,750,000	Foursight Capital Automobile Receivables Trust, Series
	2019-1, Class D, 3.27%, 6/16/25 (144A)	1,814,121
5,080,000	Genesis Sales Finance Master Trust, Series 2019-AA,
	Class A, 4.68%, 8/20/23 (144A)	5,102,950
4,390,000(b)	Goldentree Loan Management US CLO 6, Ltd.,
	Series 2019-6A, Class D, 4.068% (3 Month USD LIBOR +
	385 bps), 1/20/33 (144A)	4,422,091

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 21

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,237,463	Hardee’s Funding LLC, Series 2018-1A, Class A2II,
	4.959%, 6/20/48 (144A)	$ 4,518,703
5,000,000(b)	Harriman Park CLO, Ltd., Series 2020-1A, Class D, 3.858%
	(3 Month USD LIBOR + 364 bps), 4/20/31 (144A)	5,007,955
1,850,000	Hertz Fleet Lease Funding LP, Series 2018-1, Class C,
	3.77%, 5/10/32 (144A)	1,860,876
2,800,000	Hertz Fleet Lease Funding LP, Series 2018-1, Class D,
	4.17%, 5/10/32 (144A)	2,817,985
972,798	HIN Timeshare Trust, Series 2020-A, Class D, 5.5%,
	10/9/39 (144A)	1,001,110
4,200,000	HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
	8/20/44 (144A)	3,949,512
3,565,212	Home Partners of America Trust, Series 2019-1, Class D,
	3.406%, 9/17/39 (144A)	3,688,725
4,911,144	Home Partners of America Trust, Series 2019-2, Class E,
	3.32%, 10/19/39 (144A)	5,051,554
5,250,000	Horizon Funding LLC, Series 2019-1A, Class A1, 4.21%,
	9/15/27 (144A)	5,230,312
678,715	Icon Brand Holdings LLC, Series 2012-1A, Class A,
	4.229%, 1/25/43 (144A)	268,286
186,548	Icon Brand Holdings LLC, Series 2013-1A, Class A2,
	4.352%, 1/25/43 (144A)	73,696
3,650,000(b)	Invitation Homes Trust, Series 2018-SFR1, Class C,
	1.403% (1 Month USD LIBOR + 125 bps), 3/17/37 (144A)	3,646,985
4,729,060(b)	Invitation Homes Trust, Series 2018-SFR2, Class D,
	1.609% (1 Month USD LIBOR + 145 bps), 6/17/37 (144A)	4,718,791
6,860,000(b)	Invitation Homes Trust, Series 2018-SFR3, Class D,
	1.803% (1 Month USD LIBOR + 165 bps), 7/17/37 (144A)	6,868,528
5,340,208(b)	Invitation Homes Trust, Series 2018-SFR3, Class E,
	2.153% (1 Month USD LIBOR + 200 bps), 7/17/37 (144A)	5,331,783
3,615,028	JG Wentworth XLI LLC, Series 2018-1A, Class A, 3.74%,
	10/17/72 (144A)	4,117,063
6,055,405	JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%,
	8/17/71 (144A)	6,917,837
257,955	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%,
	12/15/48 (144A)	270,553
3,200,000(b)	Kayne CLO 7, Ltd., Series 2020-7A, Class E, 6.718% (3
	Month USD LIBOR + 650 bps), 4/17/33 (144A)	3,200,643
2,100,000	LL ABS Trust, Series 2019-1A, Class B, 3.52%, 3/15/27
	(144A)	2,107,182
6,000,000(b)	M360 LLC, Series 2019-CRE2, Class A, 1.559% (1 Month
	USD LIBOR + 140 bps), 9/15/34 (144A)	5,860,436
4,850,000(b)	Madison Park Funding XXII, Ltd., Series 2016-22A,
	Class ER, 6.937% (3 Month USD LIBOR +
	670 bps), 1/15/33 (144A)	4,854,734

The accompanying notes are an integral part of these financial statements.
22 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,750,000(b)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class D, 3.987% (3 Month USD LIBOR +
	375 bps), 1/15/33 (144A)	$ 3,770,632
4,400,000(b)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 7.487% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	4,369,288
5,000,000(b)	Mariner CLO LLC, Series 2015-1A, Class DR2, 3.068%
	(3 Month USD LIBOR + 285 bps), 4/20/29 (144A)	4,946,230
5,950,000	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%,
	7/16/29 (144A)	6,092,552
1,750,000	Marlin Receivables LLC, Series 2018-1A, Class C, 3.7%,
	6/20/23 (144A)	1,763,202
9,467,816(c)	Mill City Mortgage Loan Trust, Series 2018-3, Class M3,
	3.25%, 8/25/58 (144A)	9,826,721
3,332,000(c)	Mill City Mortgage Trust , Series 2015-1, Class B3,
	0.326%, 6/25/56 (144A)	3,596,344
2,974,354	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%,
	9/20/40 (144A)	3,168,882
2,111,338	Mosaic Solar Loan Trust, Series 2019-2A, Class C, 4.35%,
	9/20/40 (144A)	2,094,717
1,428,389	Mosaic Solar Loan Trust, Series 2020-1A, Class A, 2.1%,
	4/20/46 (144A)	1,457,905
998,810	MVW LLC, Series 2020-1A, Class C, 4.21%, 10/20/37 (144A)	1,055,141
2,850,000(b)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class CR, 3.217%
	(3 Month USD LIBOR + 300 bps), 12/21/29 (144A)	2,832,669
2,322,358(b)	Newtek Small Business Loan Trust, Series 2017-1,
	Class A, 2.148% (1 Month USD LIBOR + 200 bps),
	2/25/43 (144A)	2,305,121
1,500,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	1,524,528
3,000,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	3,077,254
13,587(b)	NovaStar Mortgage Funding Trust, Series 2005-3,
	Class M1, 0.823% (1 Month USD LIBOR + 68 bps), 1/25/36	13,584
4,365,513	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	4,403,479
3,000,000	Oxford Finance Funding LLC, Series 2019-1A, Class B,
	5.438%, 2/15/27 (144A)	3,090,660
4,000,000(b)	Palmer Square Loan Funding Ltd., Series 2020-1A,
	Class D, 5.074% (3 Month USD LIBOR +
	485 bps), 2/20/28 (144A)	3,846,724
4,000,000(b)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 2.124% (3 Month USD LIBOR +
	190 bps), 2/20/28 (144A)	3,957,532
5,500,000	Perimeter Master Note Business Trust, Series 2019-2A,
	Class B, 5.21%, 5/15/24 (144A)	5,567,999

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 23

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
5,000,000	PG Receivables Finance, Series 2020-1, Class A1, 3.968%,
	7/20/25 (144A)	$ 4,890,625
2,350,000	PG Receivables Finance, Series 2020-1, Class B, 4.705%,
	7/20/25 (144A)	2,298,594
3,730,000	Progress Residential Trust, Series 2017-SFR1, Class E,
	4.261%, 8/17/34 (144A)	3,790,028
3,250,000	Progress Residential Trust, Series 2018-SFR2, Class E,
	4.656%, 8/17/35 (144A)	3,304,810
5,810,000	Progress Residential Trust, Series 2018-SFR3, Class E,
	4.873%, 10/17/35 (144A)	5,946,249
8,370,000	Progress Residential Trust, Series 2019-SFR2, Class E,
	4.142%, 5/17/36 (144A)	8,632,656
8,500,000(b)	Race Point VIII CLO, Ltd., Series 2013-8A, Class CR2,
	2.274% (3 Month USD LIBOR + 205 bps), 2/20/30 (144A)	8,360,694
4,000,000(b)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2,
	3.724% (3 Month USD LIBOR + 350 bps), 2/20/30 (144A)	3,869,528
8,000,000	Republic Finance Issuance Trust, Series 2019-A, Class A,
	3.43%, 11/22/27 (144A)	8,124,494
3,404,000	SCF Equipment Leasing LLC, Series 2019-2A, Class A2,
	2.47%, 4/20/26 (144A)	3,517,056
391,142	SCF Equipment Leasing LLC, Series 2017-2A, Class A,
	3.41%, 12/20/23 (144A)	392,700
2,250,000	SCF Equipment Leasing LLC, Series 2018-1A, Class C,
	4.21%, 4/20/27 (144A)	2,267,805
7,400,000	SCF Equipment Leasing LLC, Series 2019-1A, Class C,
	3.92%, 11/20/26 (144A)	7,437,142
4,600,000	SCF Equipment Leasing LLC, Series 2019-2A, Class C,
	3.11%, 6/21/27 (144A)	4,796,856
1,162,000	Small Business Lending Trust, Series 2019-A, Class B,
	3.42%, 7/15/26 (144A)	1,138,846
4,000,000(b)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
	4.347% (3 Month USD LIBOR + 411 bps), 1/15/33 (144A)	4,002,000
4,100,000(b)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	7.857% (3 Month USD LIBOR + 762 bps), 1/15/33 (144A)	4,129,377
2,750,000(b)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class D,
	0.0% (3 Month USD LIBOR + 365 bps), 1/25/32 (144A)	2,750,000
10,993,354	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	11,073,748
8,750,000(b)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C,
	2.368% (3 Month USD LIBOR + 215 bps), 4/18/33 (144A)	8,753,334
3,176,310	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class C, 3.84%, 11/15/24 (144A)	3,209,541
1,078,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class D, 4.3%, 11/15/24 (144A)	1,103,120
261,930	TLF National Tax Lien Trust, Series 2017-1A, Class B,
	3.84%, 12/15/29 (144A)	263,992

The accompanying notes are an integral part of these financial statements.
24 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
12,500,000(c)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3,
	3.338%, 11/25/60 (144A)	$ 12,615,766
6,000,000(c)	Towd Point Mortgage Trust, Series 2015-6, Class B1,
	3.91%, 4/25/55 (144A)	6,542,828
9,700,000(c)	Towd Point Mortgage Trust, Series 2016-1, Class B1,
	3.943%, 2/25/55 (144A)	10,363,571
9,750,000(c)	Towd Point Mortgage Trust, Series 2016-2, Class B2,
	3.49%, 8/25/55 (144A)	10,287,548
7,000,000(c)	Towd Point Mortgage Trust, Series 2016-3, Class B1,
	4.099%, 4/25/56 (144A)	7,669,516
9,000,000(c)	Towd Point Mortgage Trust, Series 2016-4, Class B1,
	3.883%, 7/25/56 (144A)	9,687,627
11,530,000(c)	Towd Point Mortgage Trust, Series 2017-1, Class B2,
	3.866%, 10/25/56 (144A)	12,334,919
12,925,000(c)	Towd Point Mortgage Trust, Series 2017-2, Class B2,
	4.158%, 4/25/57 (144A)	13,958,599
12,600,000(c)	Towd Point Mortgage Trust, Series 2017-2, Class M2,
	3.75%, 4/25/57 (144A)	13,826,420
13,920,000(c)	Towd Point Mortgage Trust, Series 2017-4, Class B1,
	3.518%, 6/25/57 (144A)	14,695,256
23,000,000(c)	Towd Point Mortgage Trust, Series 2017-4, Class M2,
	3.25%, 6/25/57 (144A)	24,345,217
12,000,000(c)	Towd Point Mortgage Trust, Series 2017-6, Class M2,
	3.25%, 10/25/57 (144A)	12,680,866
5,161,000(c)	Towd Point Mortgage Trust, Series 2018-1, Class B1,
	3.835%, 1/25/58 (144A)	5,373,272
10,996,835(c)	Towd Point Mortgage Trust, Series 2018-3, Class M1,
	3.875%, 5/25/58 (144A)	11,843,029
11,185,000(c)	Towd Point Mortgage Trust, Series 2018-3, Class M2,
	3.875%, 5/25/58 (144A)	11,499,120
2,077,584(c)	Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
	5.0%, 10/25/58 (144A)	2,135,628
767,143(c)	Towd Point Mortgage Trust, Series 2019-3, Class M2,
	4.25%, 2/25/59 (144A)	848,871
7,830,000(c)	Towd Point Mortgage Trust, Series 2019-4, Class B1B,
	3.5%, 10/25/59 (144A)	7,885,411
19,600,000(c)	Towd Point Mortgage Trust, Series 2019-4, Class M2B,
	3.25%, 10/25/59 (144A)	20,166,144
20,380,000(b)	Towd Point Mortgage Trust, Series 2019-HY2, Class M2,
	2.048% (1 Month USD LIBOR + 190 bps), 5/25/58 (144A)	20,532,420
3,165,045(c)	Towd Point Mortgage Trust, Series 2019-HY2, Class XA,
	5.0%, 5/25/58 (144A)	3,163,904
5,550,000(c)	Towd Point Mortgage Trust, Series 2019-SJ3, Class A2,
	3.0%, 11/25/59 (144A)	5,702,961

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 25

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
7,700,000(c)	Towd Point Mortgage Trust, Series 2020-2, Class M1B,
	3.0%, 4/25/60 (144A)	$ 7,998,303
8,333,333(c)	Towd Point Mortgage Trust, Series 2019-3, Class M2D,
	3.25%, 2/25/59 (144A)	8,674,290
8,500,000(c)	Towd Point Mortgage Trust, Series 2019-3, Class M2E,
	3.0%, 2/25/59 (144A)	8,566,008
2,000,000(b)	Towd Point Mortgage Trust, Series 2019-HY2, Class B1,
	2.398% (1 Month USD LIBOR + 225 bps), 5/25/58 (144A)	1,963,508
5,000,000(b)	Towd Point Mortgage Trust, Series 2019-HY3, Class M2,
	1.848% (1 Month USD LIBOR + 170 bps), 10/25/59 (144A)	4,928,264
8,500,000	Tricon American Homes Trust, Series 2017-SFR2, Class B,
	3.275%, 1/17/36 (144A)	8,747,255
9,411,000	Tricon American Homes Trust, Series 2019-SFR1, Class A,
	2.75%, 3/17/38 (144A)	9,893,132
5,650,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1,
	2.73%, 11/17/39 (144A)	5,645,490
2,125,000	United Auto Credit Securitization Trust, Series 2019-1,
	Class E, 4.29%, 8/12/24 (144A)	2,172,055
14,407	United States Small Business Administration, 6.14%, 1/1/22	14,618
101,434	United States Small Business Administration, Series
	2005-20B, Class 1, 4.625%, 2/1/25	106,452
88,800	United States Small Business Administration, Series
	2005-20E, Class 1, 4.84%, 5/1/25	94,015
150,611	United States Small Business Administration, Series
	2008-20D, Class 1, 5.37%, 4/1/28	164,885
156,765	United States Small Business Administration, Series
	2008-20H, Class 1, 6.02%, 8/1/28	172,067
95,713	United States Small Business Administration, Series
	2008-20J, Class 1, 5.63%, 10/1/28	105,492
87,603	United States Small Business Administration, Series
	2008-20L, Class 1, 6.22%, 12/1/28	97,847
36,791	United States Small Business Administration, Series
	2009-20A, Class 1, 5.72%, 1/1/29	40,599
90,993	United States Small Business Administration, Series
	2009-20I, Class 1, 4.2%, 9/1/29	97,727
4,000,000	Upstart Securitization Trust, Series 2020-1, Class C,
	4.899%, 4/22/30 (144A)	4,046,694
2,450,000	US Auto Funding LLC, Series 2019-1A, Class B, 3.99%,
	12/15/22 (144A)	2,484,690
293,728	Welk Resorts LLC, Series 2015-AA, Class A, 2.79%,
	6/16/31 (144A)	293,831
1,142,002	Welk Resorts LLC, Series 2017-AA, Class B, 3.41%,
	6/15/33 (144A)	1,138,730
1,869,747	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
	6/15/38 (144A)	1,921,192

The accompanying notes are an integral part of these financial statements.
26 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
897,444	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%,
	6/15/38 (144A)	$ 920,032
3,126,695	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
	12/20/31 (144A)	3,095,956
5,361,839	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	5,615,961
3,870,000	Westlake Automobile Receivables Trust, Series 2018-3A,
	Class E, 4.9%, 12/15/23 (144A)	4,054,448
2,900,000	Westlake Automobile Receivables Trust, Series 2019-3A,
	Class E, 3.59%, 3/17/25 (144A)	2,958,566
3,220,000	Westlake Automobile Receivables Trust, Series 2020-2A,
	Class D, 2.76%, 1/15/26 (144A)	3,329,961
1,800,000(b)	Whitebox Clo II Ltd., Series 2020-2A, Class E, 8.092%
	(3 Month USD LIBOR + 785 bps), 10/24/31 (144A)	1,779,205
1,500,000(b)	Woodmont Trust, Series 2020-7A, Class A1A, 0.0%
	(3 Month USD LIBOR + 190 bps), 1/15/32 (144A)	1,501,512
757,955	WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%,
	3/15/26 (144A)	747,699
6,400,000(b)	York Clo-4, Ltd., Series 2016-2A, Class CR, 2.368% (3
	Month USD LIBOR + 215 bps), 4/20/32 (144A)	6,361,760
	TOTAL ASSET BACKED SECURITIES
	(Cost $773,279,526)	$ 793,326,507
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	13.5% of Net Assets
2,800,000	American Homes 4 Rent Trust, Series 2014-SFR3, Class C,
	4.596%, 12/17/36 (144A)	$ 3,036,241
700,000	American Homes 4 Rent Trust, Series 2014-SFR3, Class D,
	5.04%, 12/17/36 (144A)	763,796
1,300,000	American Homes 4 Rent Trust, Series 2015-SFR1, Class C,
	4.11%, 4/17/52 (144A)	1,391,288
2,320,000(c)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1,
	4.5%, 11/25/48 (144A)	2,408,632
6,700,000(c)	Angel Oak Mortgage Trust I LLC, Series 2019-2, Class M1,
	4.065%, 3/25/49 (144A)	6,948,803
2,404,466(b)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.748%
	(1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	2,400,736
3,667,248(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 1.998%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	3,660,154
7,640,000(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 2.898%
	(1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	7,627,777
4,530,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.898%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	4,528,236
4,060,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.848%
	(1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	3,984,111

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 27

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
6,170,000(b)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 3.848%
	(1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	$ 6,195,973
5,350,000(b)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.998%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	5,407,430
6,650,000(b)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 3.75%
	(1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	6,652,761
14,250,000(c)	BRAVO Residential Funding Trust, Series 2020-RPL1,
	Class A2, 3.0%, 5/26/59 (144A)	15,088,634
5,850,000(c)	BRAVO Residential Funding Trust, Series 2020-RPL2,
	Class A2, 2.5%, 5/25/59 (144A)	6,038,822
9,113,000(c)	BRAVO Residential Funding Trust, Series 2020-RPL2,
	Class M1, 3.0%, 5/25/59 (144A)	9,455,145
1,950,000(c)	Bunker Hill Loan Depositary Trust, Series 2020-1,
	Class A2, 2.6%, 2/25/55 (144A)	2,017,528
3,250,000(c)	Bunker Hill Loan Depositary Trust, Series 2020-1,
	Class A3, 3.253%, 2/25/55 (144A)	3,360,549
3,059,349(c)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class A, 4.0%, 10/25/68 (144A)	3,158,745
3,265,274(c)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class C, 4.0%, 10/25/68 (144A)	3,276,807
6,725,253(c)	Chase Home Lending Mortgage Trust, Series 2019-ATR2,
	Class B3, 4.118%, 7/25/49 (144A)	6,950,629
2,291,729(c)	Chase Mortgage Finance Corp., Series 2016-SH1, Class M3,
	3.75%, 4/25/45 (144A)	2,295,883
2,307,678(c)	Chase Mortgage Finance Corp., Series 2016-SH2, Class M4,
	3.75%, 12/25/45 (144A)	2,331,661
4,552,392(b)	Chase Mortgage Reference Notes, Series 2020-CL1,
	Class M1, 2.398% (1 Month USD LIBOR + 225 bps),
	10/25/57 (144A)	4,604,286
1,977,220(c)	CIM Trust, Series 2019-J2, Class B4, 3.837%, 10/25/49
	(144A)	1,877,623
6,010,152	Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP2,
	Class A3, 2.5%, 8/25/50 (144A)	6,209,708
1,084,865(c)	Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP2,
	Class A4, 2.5%, 8/25/50 (144A)	1,114,105
2,400,000(d)	Colony American Finance, Ltd., Series 2016-1, Class D,
	5.972%, 6/15/48 (144A)	2,469,502
2,400,000(d)	Colony American Finance, Ltd., Series 2016-2, Class D,
	5.028%, 11/15/48 (144A)	2,478,743
4,100,000(b)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class B1, 9.398% (1 Month USD LIBOR +
	925 bps), 11/25/39 (144A)	3,865,010
8,729,854(b)	Connecticut Avenue Securities Trust, Series 2019-R01,
	Class 2M2, 2.598% (1 Month USD LIBOR +
	245 bps), 7/25/31 (144A)	8,724,322

The accompanying notes are an integral part of these financial statements.
28 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
772,963(b)	Connecticut Avenue Securities Trust, Series 2019-R02,
	Class 1M2, 2.448% (1 Month USD LIBOR +
	230 bps), 8/25/31 (144A)	$ 771,979
2,606,803(b)	Connecticut Avenue Securities Trust, Series 2019-R03,
	Class 1M2, 2.298% (1 Month USD LIBOR +
	215 bps), 9/25/31 (144A)	2,603,637
8,302,262(b)	Connecticut Avenue Securities Trust, Series 2019-R06,
	Class 2M2, 2.248% (1 Month USD LIBOR +
	210 bps), 9/25/39 (144A)	8,286,923
10,529,775(b)	Connecticut Avenue Securities Trust, Series 2019-R07,
	Class 1M2, 2.248% (1 Month USD LIBOR +
	210 bps), 10/25/39 (144A)	10,495,071
5,090,000(b)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 3.798% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	5,108,223
6,450,000(b)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 3.798% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	6,482,084
4,483,353(c)	CSMC Trust, Series 2013-6, Class 2A3, 3.5%, 8/25/43
	(144A)	4,570,994
1,655,103(c)	CSMC Trust, Series 2013-IVR3, Class B4, 3.396%, 5/25/43
	(144A)	1,659,355
1,994,255(c)	CSMC Trust, Series 2013-IVR5, Class B4, 3.642%,
	10/25/43 (144A)	2,017,949
332,566(c)	Deephaven Residential Mortgage Trust, Series 2017-3A,
	Class A1, 2.577%, 10/25/47 (144A)	336,212
1,221,165(c)	Deephaven Residential Mortgage Trust, Series 2018-1A,
	Class A1, 2.976%, 12/25/57 (144A)	1,223,793
1,450,000(c)	Deephaven Residential Mortgage Trust, Series 2020-2,
	Class M1, 4.112%, 5/25/65 (144A)	1,512,082
1,882,384(b)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.848% (1 Month
	USD LIBOR + 170 bps), 11/25/28 (144A)	1,880,744
6,677,369(b)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.948% (1
	Month USD LIBOR + 180 bps), 4/25/29 (144A)	6,646,239
3,410,000(b)	Eagle Re, Ltd., Series 2020-2, Class M1C, 4.648% (1
	Month USD LIBOR + 450 bps), 10/25/30 (144A)	3,469,317
7,280,000(b)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.748% (1 Month
	USD LIBOR + 560 bps), 10/25/30 (144A)	7,427,265
3,695,933(c)	EverBank Mortgage Loan Trust, Series 2013-2, Class A,
	3.0%, 6/25/43 (144A)	3,798,327
4,920,748(b)	Fannie Mae Connecticut Avenue Securities,
	Series 2016-C05, Class 2M2, 4.598% (1 Month USD
	LIBOR + 445 bps), 1/25/29	5,123,873

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 29

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
806,101(b)	Fannie Mae Connecticut Avenue Securities,
	Series 2018-C04, Class 2M2, 2.698% (1 Month USD
	LIBOR + 255 bps), 12/25/30	$ 808,137
500,000(b)	Fannie Mae Connecticut Avenue Securities,
	Series 2018-C06, Class 1B1, 3.898% (1 Month USD
	LIBOR + 375 bps), 3/25/31	498,748
326,498(c)	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
	3.912%, 7/25/43	343,909
9,457,594(b)(e)	Federal Home Loan Mortgage Corp. REMICS, Series 4091,
	Class SH, 6.391% (1 Month USD LIBOR +
	655 bps), 8/15/42	2,034,708
143,168	Federal National Mortgage Association REMICS, Series
	2009-36, Class HX, 4.5%, 6/25/29	150,770
559,111	Federal National Mortgage Association REMICS, Series
	2013-128, Class DV, 3.0%, 6/25/23	566,575
2,604,627	Finance of America Structured Securities Trust, Series
	2018-A, Class JR2, 1.646%, 12/26/68 (144A)	2,827,551
12,108,834	Finance of America Structured Securities Trust, Series
	2019-JR2, Class JR2, 0.0%, 6/25/69 (144A)	13,080,699
12,824,424	Finance of America Structured Securities Trust, Series
	2019-JR4, Class JR2, 2.0%, 11/25/69 (144A)	13,406,508
7,484,782	Finance of America Structured Securities Trust, Series
	2020-JR2, 0.0%, 5/25/50 (144A)	7,655,393
8,600,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2,
	Class M2, 1.998% (1 Month USD LIBOR +
	185 bps), 2/25/50 (144A)	8,547,226
8,720,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 5.248% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	9,058,334
8,960,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B1, 6.148% (1 Month USD LIBOR +
	600 bps), 8/25/50 (144A)	9,507,977
3,020,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class M2, 3.898% (1 Month USD LIBOR +
	375 bps), 8/25/50 (144A)	3,062,190
6,090,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 4.882% (SOFR30A +
	480 bps), 10/25/50 (144A)	6,329,998
7,020,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class M2, 2.882% (SOFR30A +
	280 bps), 10/25/50 (144A)	7,109,692
3,830,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B1, 3.077% (SOFR30A +
	300 bps), 12/25/50 (144A)	3,829,985

The accompanying notes are an integral part of these financial statements.
30 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
3,400,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.727% (SOFR30A +
	565 bps), 12/25/50 (144A)	$ 3,449,967
7,890,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.248% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	7,944,249
4,290,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 5.398% (1 Month USD LIBOR +
	525 bps), 9/25/50 (144A)	4,471,715
4,230,000(b)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1,
	4.398% (1 Month USD LIBOR + 425 bps), 10/25/48 (144A)	4,325,023
9,880,000(b)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
	2.448% (1 Month USD LIBOR + 230 bps), 10/25/48 (144A)	9,780,055
4,720,809(b)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class M2,
	2.598% (1 Month USD LIBOR + 245 bps), 3/25/49 (144A)	4,708,801
950,000(b)	Freddie Mac Stacr Trust, Series 2019-DNA4, Class B1,
	2.848% (1 Month USD LIBOR + 270 bps), 10/25/49 (144A)	938,109
4,350,000(b)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
	12.398% (1 Month USD LIBOR + 1,225 bps),
	2/25/49 (144A)	5,003,031
2,842,110(b)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
	2.498% (1 Month USD LIBOR + 235 bps), 2/25/49
	(144A)	2,834,867
3,165,000(b)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
	11.398% (1 Month USD LIBOR + 1,125 bps),
	4/25/49 (144A)	3,512,618
1,394,016(b)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2,
	2.198% (1 Month USD LIBOR + 205 bps),
	4/25/49 (144A)	1,374,775
6,940,000(b)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class M3,
	2.398% (1 Month USD LIBOR + 225 bps), 2/25/49
	(144A)	6,522,894
11,465,925(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-DNA2, Class M2, 3.598% (1 Month USD
	LIBOR + 345 bps), 10/25/29	11,841,851
8,940,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-DNA3, Class M2, 2.648% (1 Month USD
	LIBOR + 250 bps), 3/25/30	9,062,120
6,120,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B1, 4.082% (SOFR30A +
	400 bps), 11/25/50 (144A)	6,226,812
5,000,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B2, 7.482% (SOFR30A +
	740 bps), 11/25/50 (144A)	5,449,202
5,301,449(c)	FWD Securitization Trust, Series 2019-INV1, Class A1,
	2.81%, 6/25/49 (144A)	5,430,968

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 31

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,150,000(c)	FWD Securitization Trust, Series 2019-INV1, Class M1,
	3.48%, 6/25/49 (144A)	$ 2,123,133
1,800,000(c)	FWD Securitization Trust, Series 2020-INV1, Class M1,
	2.85%, 1/25/50 (144A)	1,761,261
548,476	Government National Mortgage Association,
	Series 2005-61, Class UZ, 5.25%, 8/16/35	568,923
228,023	Government National Mortgage Association,
	Series 2012-130, Class PA, 3.0%, 4/20/41	232,924
523,928	Government National Mortgage Association,
	Series 2013-169, Class TE, 3.25%, 4/16/27	559,207
32,625,151(e)	Government National Mortgage Association,
	Series 2019-159, Class CI, 3.5%, 12/20/49	3,559,809
26,195,624(b)(e)	Government National Mortgage Association,
	Series 2020-9, Class SA, 3.198% (1 Month USD LIBOR +
	335 bps), 1/20/50	2,247,655
3,231,338(c)	GS Mortgage-Backed Securities Trust, Series 2020-PJ1,
	Class B1, 3.686%, 5/25/50 (144A)	3,466,404
3,916,773(c)	GS Mortgage-Backed Securities Trust, Series 2020-PJ1,
	Class B2, 3.686%, 5/25/50 (144A)	4,071,114
2,773,060(c)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2019-PJ1, Class B1, 4.335%, 8/25/49 (144A)	3,027,644
4,840,555(c)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2020-PJ2, Class B1, 3.585%, 7/25/50 (144A)	5,170,410
693,514(c)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1,
	Class A3, 2.352%, 9/27/60 (144A)	695,975
750,000(b)	Home Partners of America Trust, Series 2017-1, Class B,
	1.503% (1 Month USD LIBOR + 135 bps), 7/17/34 (144A)	749,053
671,773(b)	Home Re, Ltd., Series 2018-1, Class M1, 1.748% (1 Month
	USD LIBOR + 160 bps), 10/25/28 (144A)	670,524
1,942,129(b)	Home Re, Ltd., Series 2019-1, Class M1, 1.798% (1 Month
	USD LIBOR + 165 bps), 5/25/29 (144A)	1,922,822
4,640,000(b)	Home Re, Ltd., Series 2020-1, Class M1C, 4.298% (1 Month
	USD LIBOR + 415 bps), 10/25/30 (144A)	4,743,438
4,580,000(b)	Home Re, Ltd., Series 2020-1, Class M2, 5.398% (1 Month
	USD LIBOR + 525 bps), 10/25/30 (144A)	4,712,113
4,350,000(c)	Homeward Opportunities Fund I Trust, Series 2020-2,
	Class A3, 3.196%, 5/25/65 (144A)	4,520,707
2,380,000(c)	Homeward Opportunities Fund I Trust, Series 2020-2,
	Class M1, 3.897%, 5/25/65 (144A)	2,459,091
2,723,491(c)	J.P. Morgan Wealth Management, Series 2020-ATR1,
	Class A15, 3.0%, 2/25/50 (144A)	2,779,449
1,212,895(c)	JP Morgan Mortgage Trust, Series 2013-2, Class B1,
	3.611%, 5/25/43 (144A)	1,247,298
4,860,720(c)	JP Morgan Mortgage Trust, Series 2019-7, Class B1A,
	2.94%, 2/25/50 (144A)	4,614,277

The accompanying notes are an integral part of these financial statements.
32 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
8,108,204(c)	JP Morgan Mortgage Trust, Series 2019-8, Class B1A,
	2.944%, 3/25/50 (144A)	$ 8,354,563
3,696,954(c)	JP Morgan Mortgage Trust, Series 2019-9, Class B1A,
	3.313%, 5/25/50 (144A)	3,891,622
12,306,876(c)	JP Morgan Mortgage Trust, Series 2020-2, Class B1A,
	3.284%, 7/25/50 (144A)	12,871,383
4,394,328(c)	JP Morgan Mortgage Trust, Series 2020-3, Class B1A,
	3.04%, 8/25/50 (144A)	4,437,801
14,595,223(c)	JP Morgan Mortgage Trust, Series 2020-LTV1, Class B1A,
	3.401%, 6/25/50 (144A)	15,021,758
17,586,160(c)	JP Morgan Mortgage Trust, Series 2020-LTV1, Class B2A,
	3.651%, 6/25/50 (144A)	18,164,704
10,797,483(c)	JP Morgan Mortgage Trust, Series 2020-INV2, Class B1A,
	2.972%, 10/25/50 (144A)	11,048,820
1,550,378	La Hipotecaria El Salvadorian Mortgage Trust, Series
	2016-1A, Class A, 3.358%, 1/15/46 (144A)	1,684,099
639,080(b)	La Hipotecaria Panamanian Mortgage Trust, Series
	2010-1GA, Class A, 2.75% (Panamanian Mortgage Reference
	Rate + -300 bps), 9/8/39 (144A)	660,649
2,314,038(b)	La Hipotecaria Panamanian Mortgage Trust, Series 2014-1A,
	Class A1, 3.508% (Panamanian Mortgage Reference
	Rate + -224 bps), 11/24/42 (144A)	2,487,591
8,341,910(b)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 1.655% (1 Month USD LIBOR + 150 bps),
	4/1/24 (144A)	8,269,594
528,330(c)	MFA Trust, Series 2020-NQM1, Class A3, 2.3%, 8/25/49
	(144A)	531,649
8,750,000(c)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M1, 3.0%, 7/25/59 (144A)	9,327,862
7,800,000(c)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M3, 3.25%, 7/25/59 (144A)	8,098,314
8,162,000(c)	Morgan Stanley Residential Mortgage Loan Trust 2014-1,
	Series 2020-1, Class B1, 3.068%, 12/25/50 (144A)	8,400,403
8,916,287(c)	New Residential Mortgage Loan Trust, Series 2019-NQM4,
	Class A1, 2.492%, 9/25/59 (144A)	9,081,790
10,950,000(c)	New Residential Mortgage Loan Trust, Series 2019-RPL2,
	Class M2, 3.75%, 2/25/59 (144A)	11,679,013
3,000,000(c)	New Residential Mortgage Loan Trust, Series 2020-RPL1,
	Class A2, 3.0%, 11/25/59 (144A)	3,196,028
19,500,000(c)	New Residential Mortgage Loan Trust, Series 2020-RPL1,
	Class B1, 3.924%, 11/25/59 (144A)	18,634,046
8,500,000(c)	New Residential Mortgage Loan Trust, Series 2020-RPL1,
	Class M2, 3.5%, 11/25/59 (144A)	8,747,227
2,457,000(b)	Oaktown Re II, Ltd., Series 2018-1A, Class M2, 2.998%
	(1 Month USD LIBOR + 285 bps), 7/25/28 (144A)	2,433,478

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 33

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
4,330,000(b)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.748%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	$ 4,365,834
3,550,000(b)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.398%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	3,593,884
695,293(c)	OBX Trust, Series 2018-EXP1, Class 1A6, 4.5%, 4/25/48
	(144A)	701,919
4,187,521(c)	PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
	9/25/43 (144A)	4,272,079
4,800,000	Progress Residential Trust, Series 2017-SFR1, Class B,
	3.017%, 8/17/34 (144A)	4,845,898
700,000	Progress Residential Trust, Series 2017-SFR1, Class D,
	3.565%, 8/17/34 (144A)	708,183
4,360,718(c)	Provident Funding Mortgage Trust, Series 2020-1,
	Class B1, 3.322%, 2/25/50 (144A)	4,511,193
213,139(b)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.548%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	213,108
7,125,977(b)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.098%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	7,127,188
3,437,000(b)	Radnor Re, Ltd., Series 2019-1, Class M2, 3.348%
	(1 Month USD LIBOR + 320 bps), 2/25/29 (144A)	3,380,992
12,000,000(b)	Radnor Re, Ltd., Series 2020-1, Class M1C, 1.898%
	(1 Month USD LIBOR + 175 bps), 2/25/30 (144A)	11,855,597
2,574	RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18	2,316
64,750(b)	RESIMAC Premier, Series 2017-1A, Class A1A, 1.098%
	(1 Month USD LIBOR + 95 bps), 9/11/48 (144A)	64,784
1,250,000(c)	RMF Buyout Issuance Trust, Series 2020-1, Class M3,
	2.964%, 2/25/30 (144A)	1,250,610
1,590,000(c)	RMF Buyout Issuance Trust, Series 2020-1, Class M4,
	4.191%, 2/25/30 (144A)	1,539,610
6,325,163(c)	RMF Proprietary Issuance Trust, Series 2019-1, Class A,
	2.75%, 10/25/63 (144A)	6,357,290
11,511,398	Saluda Grade Alternative Mortgage Trust, Series 2020-FIG1,
	Class A1, 3.568%, 9/25/50 (144A)	11,567,865
1,695,953(c)	Sequoia Mortgage Trust, Series 2012-6, Class B3, 3.734%,
	12/25/42	1,718,017
4,343,605(c)	Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%,
	5/25/43	4,451,194
1,665,696(c)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.5%,
	8/25/48 (144A)	1,723,165
3,424,895(c)	Sequoia Mortgage Trust, Series 2019-CH2, Class A1, 4.5%,
	8/25/49 (144A)	3,512,853
1,615,000(b)	STACR Trust, Series 2018-DNA2, Class M2, 2.298% (1 Month
	USD LIBOR + 215 bps), 12/25/30 (144A)	1,598,802

The accompanying notes are an integral part of these financial statements.
34 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
11,220,000(b)	STACR Trust, Series 2018-HRP2, Class B1, 4.348%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	$ 11,374,711
10,610,000(b)	STACR Trust, Series 2018-HRP2, Class M3, 2.548%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	10,623,484
5,575,000(c)	Towd Point Mortgage Trust, Series 2015-5, Class M1,
	3.5%, 5/25/55 (144A)	5,848,236
16,250,000(c)	Towd Point Mortgage Trust, Series 2019-4, Class M1,
	3.5%, 10/25/59 (144A)	17,456,621
4,390,000(b)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.648%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	4,414,356
3,080,000(b)	Triangle Re, Ltd., Series 2020-1, Class M2, 5.748%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	3,101,108
101,292	Vendee Mortgage Trust, Series 2008-1, Class GD, 5.25%,
	1/15/32	104,950
78,143	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25%,
	2/15/35	79,032
970,000(c)	Verus Securitization Trust, Series 2020-INV1, Class M1,
	5.5%, 3/25/60 (144A)	1,030,574
12,377,798(c)	Visio Trust, Series 2019-2, Class A1, 2.722%, 11/25/54
	(144A)	12,818,701
20,260,000(c)	Vista Point Securitization Trust, Series 2020-1,
	Class A3, 3.201%, 3/25/65 (144A)	20,960,354
9,842,933(c)	Wells Fargo Mortgage Backed Securities Trust, Series
	2020-3 , Class B2, 3.253%, 6/25/50 (144A)	9,930,342
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $784,567,909)	$ 795,463,639
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	6.3% of Net Assets
11,600,000(b)	Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A,
	1.209% (1 Month USD LIBOR + 105 bps), 9/15/32 (144A)	$ 11,454,560
3,500,000(c)	BAMLL Commercial Mortgage Securities Trust, Series
	2016-FR14, Class A, 2.232%, 2/27/48 (144A)	3,496,739
7,460,000	BANK, Series 2017-BNK5, Class AS, 3.624%, 6/15/60	8,357,204
10,350,000	BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60	11,702,775
3,472,893(d)(e)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.0%, 7/25/37 (144A)	—
4,200,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3,
	3.944%, 7/15/51	4,916,035
8,000,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4,
	3.963%, 1/15/52	9,261,213
7,725,000	Benchmark Mortgage Trust, Series 2019-B14, Class AS,
	3.352%, 12/15/62	8,534,060
3,025,000	Benchmark Mortgage Trust, Series 2020-B18, Class AM,
	2.335%, 7/15/53	3,172,501

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 35

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
2,950,000(c)	Benchmark Mortgage Trust, Series 2020-B20, Class C,
	3.386%, 10/15/53	$ 3,096,820
1,500,000	Benchmark Mortgage Trust, Series 2020-B21, Class AS,
	2.254%, 12/17/53	1,556,832
2,850,000(c)	Benchmark Mortgage Trust, Series 2020-IG3, Class B,
	3.387%, 9/15/48 (144A)	3,097,538
4,700,000(b)	BTH-13 Mortgage Backed Securities Trust, Series 2018-13,
	Class A, 2.65% (1 Month USD LIBOR + 250 bps),
	8/18/21 (144A)	4,681,546
6,793,782(b)	BX Commercial Mortgage Trust, Series 2020-BXLP, Class D,
	1.409% (1 Month USD LIBOR + 125 bps), 12/15/36 (144A)	6,717,468
1,400,000	BX Commercial Mortgage Trust, Series 2020-VIV4, Class A,
	2.843%, 3/9/44 (144A)	1,448,329
18,960,000	BX Trust, Series 2019-OC11, Class A, 3.202%, 12/9/41
	(144A)	20,761,883
4,326,000	Cantor Commercial Real Estate Lending, Series 2019-CF1,
	Class D, 3.0%, 5/15/52 (144A)	4,098,668
3,675,000	CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%,
	8/15/51	4,292,992
4,000,000	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	4,428,806
4,206,847(b)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class D, 2.209% (1 Month USD LIBOR + 205 bps),
	6/15/34 (144A)	3,848,668
3,400,000(c)	Citigroup Commercial Mortgage Trust, Series 2014-GC19,
	Class B, 4.805%, 3/10/47	3,684,337
6,000,000(c)	Citigroup Commercial Mortgage Trust, Series 2014-GC25,
	Class B, 4.345%, 10/10/47	6,596,103
6,052,000(c)	Citigroup Commercial Mortgage Trust, Series 2015-GC33,
	Class B, 4.571%, 9/10/58	6,734,871
4,621,000	Citigroup Commercial Mortgage Trust, Series 2016-P5,
	Class D, 3.0%, 10/10/49 (144A)	3,407,798
4,000,000	Citigroup Commercial Mortgage Trust, Series 2017-C4,
	Class A4, 3.471%, 10/12/50	4,547,334
3,000,000(c)	Citigroup Commercial Mortgage Trust, Series 2018-B2,
	Class AS, 4.179%, 3/10/51	3,428,163
7,700,000	Citigroup Commercial Mortgage Trust, Series 2019-SMRT,
	Class A, 4.149%, 1/10/36 (144A)	8,368,385
4,000,000(b)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.259%
	(1 Month USD LIBOR + 210 bps), 11/15/37 (144A)	4,001,244
2,933,640	COMM Mortgage Trust, Series 2012-CR3, Class A3, 2.822%,
	10/15/45	3,007,681

The accompanying notes are an integral part of these financial statements.
36 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
5,000,000(c)	COMM Mortgage Trust, Series 2013-CR11, Class C, 5.12%,
	8/10/50 (144A)	$ 5,058,208
6,301,980	COMM Mortgage Trust, Series 2014-UBS3, Class A3,
	3.546%, 6/10/47	6,793,802
4,500,000(c)	COMM Mortgage Trust, Series 2014-UBS3, Class C,
	4.738%, 6/10/47	4,680,381
4,100,000	COMM Mortgage Trust, Series 2014-UBS4, Class A4,
	3.42%, 8/10/47	4,357,136
6,296,657	COMM Mortgage Trust, Series 2015-CR26, Class A3,
	3.359%, 10/10/48	6,807,873
4,500,000(c)	COMM Mortgage Trust, Series 2015-DC1, Class B,
	4.035%, 2/10/48	4,720,330
1,500,000(c)	COMM Mortgage Trust, Series 2018-COR3, Class B,
	4.513%, 5/10/51	1,715,278
8,375,000(b)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.309% (1 Month USD LIBOR
	+ 215 bps), 5/15/36 (144A)	8,325,866
2,000,000(c)	CSAIL Commercial Mortgage Trust, Series 2016-C6,
	Class D, 4.953%, 1/15/49 (144A)	1,871,937
902,511(b)	FREMF Mortgage Trust, Series 2014-KF05, Class B, 4.153%
	(1 Month USD LIBOR + 400 bps), 9/25/22 (144A)	903,109
2,653,276(b)	FREMF Mortgage Trust, Series 2014-KS02, Class B, 5.153%
	(1 Month USD LIBOR + 500 bps), 8/25/23 (144A)	2,441,014
3,700,000(c)	FREMF Mortgage Trust, Series 2015-K51, Class B, 3.954%,
	10/25/48 (144A)	4,080,324
2,623,000(c)	FREMF Mortgage Trust, Series 2017-K66, Class B, 4.035%,
	7/25/27 (144A)	2,943,533
2,500,000(c)	FREMF Mortgage Trust, Series 2017-KW03, Class B,
	4.059%, 7/25/27 (144A)	2,531,507
5,000,000(c)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.38%,
	2/25/52 (144A)	5,488,355
4,967,179(b)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 2.453%
	(1 Month USD LIBOR + 230 bps), 6/25/26 (144A)	4,785,815
4,378,842(c)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%,
	10/25/27 (144A)	3,651,981
5,000,000(b)	FREMF Mortgage Trust, Series 2019-KS12, Class C, 7.045%
	(1 Month USD LIBOR + 690 bps), 8/25/29	3,931,023
2,000,000(c)	FREMF Trust, Series 2018-KW04, Class B, 3.911%, 9/25/28
	(144A)	2,026,399
5,217,963(c)	FRESB Mortgage Trust, Series 2018-SB52, Class A7F,
	3.39%, 6/25/25	5,518,979

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 37

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
29,892,950(c)(e)	Government National Mortgage Association,
	Series 2017-21, Class IO, 0.701%, 10/16/58	$ 1,640,349
6,500,000	GS Mortgage Securities Trust, Series 2015-GC28,
	Class A5, 3.396%, 2/10/48	7,104,647
8,951,000	ILPT Trust, Series 2019-SURF, Class A, 4.145%, 2/11/41
	(144A)	10,482,153
4,597,183	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2016-JP2, Class A4, 2.822%, 8/15/49	5,027,391
5,925,000(c)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-BCON, Class C, 3.756%, 1/5/31 (144A)	5,954,355
6,700,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	7,063,181
3,450,000(c)	JPMDB Commercial Mortgage Securities Trust,
	Series 2016-C2, Class B, 3.99%, 6/15/49	3,609,832
6,650,000	JPMDB Commercial Mortgage Securities Trust,
	Series 2016-C4, Class A3, 3.141%, 12/15/49	7,397,709
2,000,000(c)	JPMDB Commercial Mortgage Securities Trust,
	Series 2016-C4, Class D, 3.088%, 12/15/49 (144A)	1,624,932
7,640,000	JPMDB Commercial Mortgage Securities Trust,
	Series 2018-C8, Class A4, 4.211%, 6/15/51	9,066,791
45,714,000(c)(e)	JPMDB Commercial Mortgage Securities Trust,
	Series 2018-C8, Class XB, 0.112%, 6/15/51	441,620
7,150,000	Key Commercial Mortgage Securities Trust, Series 2019-S2,
	Class A3, 3.469%, 6/15/52 (144A)	7,748,877
3,563,500(c)	Morgan Stanley Bank of America Merrill Lynch Trust, Series
	2015-C21, Class C, 4.142%, 3/15/48	3,276,870
6,900,000(c)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
	4.276%, 7/11/40 (144A)	7,514,294
3,849,345(b)	Multifamily Connecticut Avenue Securities Trust, Series
	2019-1, Class M7, 1.848% (1 Month USD LIBOR +
	170 bps), 10/15/49 (144A)	3,741,764
4,440,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	3,751,800
638,485	ReadyCap Commercial Mortgage Trust, Series 2019-6,
	Class A, 2.833%, 10/25/52 (144A)	651,785
3,810,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3,
	Class A4, 3.617%, 9/15/57	4,265,704
8,200,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32,
	Class A3, 3.294%, 1/15/59	8,889,139
10,000,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24,
	Class A3, 2.684%, 10/15/49	10,823,088
10,050,000(c)	Wells Fargo Commercial Mortgage Trust, Series 2018-C43,
	Class A4, 4.012%, 3/15/51	11,763,713
3,045,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C51,
	Class A4, 3.311%, 6/15/52	3,455,082

The accompanying notes are an integral part of these financial statements.
38 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
1,750,000(c)	WFRBS Commercial Mortgage Trust, Series 2014-C25,
	Class D, 3.803%, 11/15/47 (144A)	$ 1,528,458
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $359,159,194)	$ 372,156,937
	CORPORATE BONDS — 32.5% of Net Assets
	Advertising — 0.3%
12,966,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 16,080,501
4,105,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	6.25%, 6/15/25 (144A)	4,330,775
	Total Advertising	$ 20,411,276
	Aerospace & Defense — 1.2%
26,030,000	Boeing Co., 3.75%, 2/1/50	$ 27,372,884
14,425,000	Boeing Co., 3.9%, 5/1/49	15,307,984
13,740,000	Boeing Co., 5.805%, 5/1/50	18,935,713
7,910,000	Raytheon Technologies Corp., 4.125%, 11/16/28	9,430,014
	Total Aerospace & Defense	$ 71,046,595
	Airlines — 0.9%
6,212,290	Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
	1/15/30 (144A)	$ 6,078,497
12,496,000	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8%,
	8/15/27 (144A)	13,762,183
2,053,607	British Airways 2019-1 Class A Pass Through Trust,
	3.35%, 6/15/29 (144A)	1,946,179
4,923,105	British Airways 2019-1 Class AA Pass Through Trust,
	3.3%, 12/15/32 (144A)	4,911,327
2,760,000	British Airways 2020-1 Class A Pass Through Trust,
	4.25%, 11/15/32 (144A)	2,949,750
2,605,000	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	2,872,012
1,007,937	Delta Air Lines 2020-1 Class AA Pass Through Trust,
	2.0%, 6/10/28	1,005,795
2,715,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28
	(144A)	2,963,456
4,998,230	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%,
	5/15/32	4,994,856
1,947,000	JetBlue 2020-1 Class A Pass Through Trust, 4.0%,
	11/15/32	2,101,500
6,880,000	Southwest Airlines Co., 2.625%, 2/10/30	7,002,761
	Total Airlines	$ 50,588,316

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 39

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Auto Manufacturers — 0.7%
5,390,000	BMW US Capital LLC, 4.15%, 4/9/30 (144A)	$ 6,519,064
6,885,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	7,426,505
6,238,000	General Motors Co., 6.6%, 4/1/36	8,445,578
8,597,000	General Motors Financial Co., Inc., 4.0%, 1/15/25	9,462,741
12,300,000	Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)	12,754,869
	Total Auto Manufacturers	$ 44,608,757
	Auto Parts & Equipment — 0.1%
3,615,000	Lear Corp., 3.5%, 5/30/30	$ 3,955,633
	Total Auto Parts & Equipment	$ 3,955,633
	Banks — 5.9%
16,040,000(c)	AIB Group Plc, 4.263% (3 Month USD LIBOR +
	187 bps), 4/10/25 (144A)	$ 17,537,640
10,258,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	10,860,760
3,955,000	Banco Santander Mexico Institucion de Banca Multiple Grupo
	Financiero Santand, 5.375%, 4/17/25 (144A)	4,543,741
3,000,000	Banco Santander SA, 2.749%, 12/3/30	3,092,181
20,595,000(c)	Bank of America Corp., 2.884% (3 Month USD LIBOR +
	119 bps), 10/22/30	22,615,575
1,150,000	Bank of America Corp., 4.2%, 8/26/24	1,287,403
6,525,000(a)(c)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	7,014,375
5,205,000(a)(c)	Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)	5,803,575
6,275,000(a)(c)	BNP Paribas SA, 4.5% (5 Year CMT Index + 294 bps) (144A)	6,341,076
13,875,000(a)(c)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
	415 bps) (144A)	15,141,094
3,860,000	BPCE SA, 4.875%, 4/1/26 (144A)	4,539,330
2,000,000(a)(c)	Citigroup, Inc., 4.0% (5 Year CMT Index + 360 bps)	2,052,500
10,815,000(a)(c)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	11,113,386
18,647,000(a)(c)	Credit Suisse Group AG, 5.1% (5 Year CMT Index + 329 bps)
	(144A)	19,392,880
2,295,000(a)(c)	Credit Suisse Group AG, 5.25% (5 Year CMT Index +
	489 bps) (144A)	2,426,962
565,000(a)(c)	Credit Suisse Group AG, 6.375% (5 Year CMT Index +
	482 bps) (144A)	629,269
11,725,000(a)(c)	Credit Suisse Group AG, 7.125% (5 Year USD Swap
	Rate + 511 bps)	12,384,531
5,337,000	Danske Bank AS, 5.375%, 1/12/24 (144A)	6,020,990
7,891,000(c)	Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR +
	120 bps), 9/29/25	8,644,002
6,335,000(c)	Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR +
	130 bps), 5/1/29	7,515,610

The accompanying notes are an integral part of these financial statements.
40 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Banks — (continued)
1,305,000	HSBC Bank Plc, 7.65%, 5/1/25	$ 1,622,893
2,400,000(b)	HSBC Holdings Plc, 1.22% (3 Month USD LIBOR +
	100 bps), 5/18/24	2,415,909
1,300,000(a)(c)	ING Groep NV, 5.75% (5 Year CMT Index + 434 bps)	1,412,944
7,641,000	Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)	9,588,055
5,550,000(a)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate + 546
	bps) (144A)	6,299,250
20,337,000(a)(c)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	20,997,952
17,815,000(a)(c)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	18,741,925
8,675,000	Lloyds Banking Group Plc, 4.65%, 3/24/26	9,983,951
10,505,000(a)(c)	Natwest Group Plc, 8.625% (5 Year USD Swap Rate +
	760 bps)	10,903,245
4,960,000(a)(c)	Societe Generale SA, 5.375% (5 Year CMT Index + 451 bps)
	(144A)	5,259,435
9,051,000(a)(c)	Societe Generale SA, 7.375% (5 Year USD Swap Rate +
	624 bps) (144A)	9,268,496
11,891,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29	13,017,103
3,133,000	Truist Bank, 2.25%, 3/11/30	3,287,031
11,584,000(a)(c)	Truist Financial Corp., 5.1% (5 Year CMT Index + 435 bps)	13,234,836
2,250,000(c)	Turkiye Garanti Bankasi AS, 6.125% (5 Year USD Swap Rate +
	422 bps), 5/24/27 (144A)	2,213,100
10,350,000	UBS AG, 7.625%, 8/17/22	11,454,662
11,650,000(a)(c)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
	434 bps) (144A)	12,771,313
4,497,000(a)(c)	UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)	4,620,668
21,025,000(c)	UniCredit S.p.A., 2.569% (1 Year CMT Index +
	230 bps), 9/22/26 (144A)	21,459,269
	Total Banks	$ 347,508,917
	Beverages — 0.9%
31,054,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 44,154,848
8,711,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	12,083,512
	Total Beverages	$ 56,238,360
	Building Materials — 0.3%
5,554,000	Carrier Global Corp., 2.7%, 2/15/31	$ 5,967,339
5,728,000	Carrier Global Corp., 2.722%, 2/15/30	6,125,599
4,100,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	4,385,893
400,000	Summit Materials LLC/Summit Materials Finance Corp.,
	5.25%, 1/15/29 (144A)	420,000
	Total Building Materials	$ 16,898,831

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 41

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Chemicals — 0.4%
11,835,000	Albemarle Wodgina Pty, Ltd., 3.45%, 11/15/29	$ 12,595,573
2,470,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	2,488,525
3,493,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	3,721,861
1,072,000	OCI NV, 4.625%, 10/15/25 (144A)	1,112,200
2,733,000	OCI NV, 5.25%, 11/1/24 (144A)	2,838,904
	Total Chemicals	$ 22,757,063
	Commercial Services — 0.4%
3,971,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 4,234,277
3,475,000	CoStar Group, Inc., 2.8%, 7/15/30 (144A)	3,610,651
3,950,000	ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)	4,398,595
1,300,000	ERAC USA Finance LLC, 3.8%, 11/1/25 (144A)	1,463,144
5,455,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	5,509,550
5,870,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	6.25%, 1/15/28 (144A)	6,301,973
	Total Commercial Services	$ 25,518,190
	Cosmetics/Personal Care — 0.1%
3,825,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 4,110,727
	Total Cosmetics/Personal Care	$ 4,110,727
	Diversified Financial Services — 1.1%
6,795,000	Air Lease Corp., 3.125%, 12/1/30	$ 7,073,455
10,150,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	10,736,670
985,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	1,040,321
4,885,000	Capital One Financial Corp., 3.3%, 10/30/24	5,366,346
9,675,000	Capital One Financial Corp., 3.75%, 4/24/24	10,594,550
5,200,000	Capital One Financial Corp., 4.25%, 4/30/25	5,935,351
12,560,000(a)(c)	Charles Schwab Corp., 4.0% (5 Year CMT Index + 308 bps)	13,219,400
4,780,000(a)(c)	Charles Schwab Corp., 5.375% (5 Year CMT Index + 497 bps)	5,323,725
1,810,000	Nationstar Mortgage Holdings, Inc., 5.125%,
	12/15/30 (144A)	1,891,848
2,375,000	Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28 (144A)	2,493,750
700,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	742,875
1,000,000(b)	Sussex Capital UK Pcc, Ltd., 7.821% (3 Month U.S. Treasury
	Bill + 775 bps), 1/8/25 (144A)	999,000
	Total Diversified Financial Services	$ 65,417,291

The accompanying notes are an integral part of these financial statements.
42 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Electric — 2.1%
2,695,000	Adani Electricity Mumbai, Ltd., 3.949%, 2/12/30 (144A)	$ 2,854,005
5,256,826	Adani Renewable Energy RJ, Ltd./Kodangal Solar
	Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%,
	10/15/39 (144A)	5,438,187
5,712,800	Adani Transmission, Ltd., 4.25%, 5/21/36 (144A)	6,041,308
8,905,000	AES Corp., 2.45%, 1/15/31 (144A)	9,025,111
3,220,000	AES Corp., 3.95%, 7/15/30 (144A)	3,639,920
4,027,000(d)	Dominion Energy, Inc., 3.071%, 8/15/24	4,347,265
4,170,000(c)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	4,869,726
4,655,000	Iberdrola International BV, 6.75%, 7/15/36	7,135,302
86,571	Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)	86,879
10,270,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	11,693,414
9,635,000	NRG Energy, Inc., 2.45%, 12/2/27 (144A)	10,143,971
2,327,000	NRG Energy, Inc., 5.75%, 1/15/28	2,542,248
1,255,000	Pattern Energy Operations LP/Pattern Energy Operations,
	Inc., 4.5%, 8/15/28 (144A)	1,324,025
7,830,000	Puget Energy, Inc., 4.1%, 6/15/30 (144A)	8,853,611
717,878	San Diego Gas & Electric Co., 1.914%, 2/1/22	721,684
9,720,000	Sempra Energy, 3.4%, 2/1/28	11,070,316
11,475,000	Southwestern Electric Power Co., 3.9%, 4/1/45	13,439,362
19,115,000	Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)	21,077,848
	Total Electric	$ 124,304,182
	Electronics — 0.0%†
1,525,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	$ 1,580,784
	Total Electronics	$ 1,580,784
	Energy-Alternate Sources — 0.0%†
327,651	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 385,047
	Total Energy-Alternate Sources	$ 385,047
	Entertainment — 0.1%
3,751,000	International Game Technology Plc, 6.5%, 2/15/25 (144A)	$ 4,193,693
	Total Entertainment	$ 4,193,693
	Environmental Control — 0.1%
3,260,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 3,487,996
2,320,000	Covanta Holding Corp., 6.0%, 1/1/27	2,436,806
	Total Environmental Control	$ 5,924,802

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 43

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Food — 0.4%
2,525,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	$ 2,782,247
6,250,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
	Finance, Inc., 5.5%, 1/15/30 (144A)	7,179,750
1,960,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	2,125,836
2,500,000	Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)	2,522,097
6,465,000	Smithfield Foods, Inc., 3.0%, 10/15/30 (144A)	6,840,467
728,000	Smithfield Foods, Inc., 5.2%, 4/1/29 (144A)	866,740
	Total Food	$ 22,317,137
	Forest Products & Paper — 0.3%
2,545,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 2,634,075
7,457,000	International Paper Co., 7.3%, 11/15/39	11,949,445
2,728,000	Inversiones CMPC SA, 3.85%, 1/13/30 (144A)	3,055,360
	Total Forest Products & Paper	$ 17,638,880
	Gas — 0.1%
3,060,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 3,397,297
1,764,735	Nakilat, Inc., 6.267%, 12/31/33 (144A)	2,206,272
	Total Gas	$ 5,603,569
	Healthcare-Products — 0.6%
12,725,000	Boston Scientific Corp., 2.65%, 6/1/30	$ 13,629,782
6,810,000	Edwards Lifesciences Corp., 4.3%, 6/15/28	8,059,638
15,920,000	Smith & Nephew Plc, 2.032%, 10/14/30	16,217,994
	Total Healthcare-Products	$ 37,907,414
	Healthcare-Services — 0.8%
1,940,000	Centene Corp., 4.25%, 12/15/27	$ 2,056,400
3,870,000	Centene Corp., 4.625%, 12/15/29	4,296,513
16,810,000	Fresenius Medical Care US Finance III, Inc., 2.375%,
	2/16/31 (144A)	17,084,886
12,318,000	HCA, Inc., 3.5%, 9/1/30	13,088,813
2,110,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	2,265,739
1,200,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	1,263,000
2,400,000	NYU Langone Hospitals, 4.428%, 7/1/42	2,697,734
3,990,000	Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)	4,224,412
	Total Healthcare-Services	$ 46,977,497
	Home Builders — 0.1%
4,320,000	Meritage Homes Corp., 6.0%, 6/1/25	$ 4,892,400
	Total Home Builders	$ 4,892,400

The accompanying notes are an integral part of these financial statements.
44 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Insurance — 2.2%
2,335,000	AXA SA, 8.6%, 12/15/30	$ 3,638,281
19,258,000	CNO Financial Group, Inc., 5.25%, 5/30/29	23,249,139
2,960,000(c)	Farmers Exchange Capital III, 5.454% (3 Month USD
	LIBOR + 345 bps), 10/15/54 (144A)	3,639,022
9,710,000(c)	Farmers Insurance Exchange, 4.747% (3 Month USD
	LIBOR + 323 bps), 11/1/57 (144A)	10,386,235
18,482,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	29,714,394
6,330,000	Nationwide Financial Services, Inc., 3.9%, 11/30/49 (144A)	7,049,654
15,460,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	18,161,204
4,085,000	New York Life Insurance Co., 3.75%, 5/15/50 (144A)	4,886,614
7,300,000	New York Life Insurance Co., 4.45%, 5/15/69 (144A)	9,809,070
10,088,000(c)	Nippon Life Insurance Co., 3.4% (5 Year CMT Index +
	261 bps), 1/23/50 (144A)	10,945,480
5,510,000(c)	Prudential Financial, Inc., 3.7% (5 Year CMT Index +
	304 bps), 10/1/50	5,828,368
690,000	Teachers Insurance & Annuity Association of America, 6.85%,
	12/16/39 (144A)	1,085,362
	Total Insurance	$ 128,392,823
	Internet — 0.4%
2,400,000	ANGI Group LLC, 3.875%, 8/15/28 (144A)	$ 2,442,000
15,750,000	Expedia Group, Inc., 3.25%, 2/15/30	16,391,671
4,125,000	Expedia Group, Inc., 3.8%, 2/15/28	4,430,799
	Total Internet	$ 23,264,470
	Iron & Steel — 0.1%
3,550,000	Commercial Metals Co., 4.875%, 5/15/23	$ 3,736,375
2,005,000	Steel Dynamics, Inc., 3.25%, 1/15/31	2,242,082
	Total Iron & Steel	$ 5,978,457
	Leisure Time — 0.0%†
2,207,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	$ 2,580,093
	Total Leisure Time	$ 2,580,093
	Lodging — 0.6%
4,985,000	Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29 (144A)	$ 5,197,810
4,770,000	Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31 (144A)	5,032,875
16,130,000	Marriott International, Inc., 3.5%, 10/15/32	17,639,513
3,100,000	Marriott International, Inc., 4.625%, 6/15/30	3,637,785
1,325,000	Marriott International, Inc., 5.75%, 5/1/25	1,549,854
4,300,000	Sands China, Ltd., 4.375%, 6/18/30 (144A)	4,781,471
	Total Lodging	$ 37,839,308

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 45

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Media — 0.9%
8,500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%,
	3/1/30 (144A)	$ 9,171,500
7,745,000	Comcast Corp., 4.15%, 10/15/28	9,323,233
5,800,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	6,053,750
4,750,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	2,873,750
5,557,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	6,084,915
905,000	Scripps Escrow II, Inc., 3.875%, 1/15/29 (144A)	940,535
1,350,000	Sinclair Television Group, Inc., 4.125%, 12/1/30 (144A)	1,381,360
2,785,000	Walt Disney Co., 3.6%, 1/13/51	3,371,240
10,950,000	Walt Disney Co., 4.7%, 3/23/50	15,466,414
	Total Media	$ 54,666,697
	Mining — 0.3%
3,240,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	$ 3,482,622
13,029,000	Freeport-McMoRan, Inc., 5.45%, 3/15/43	16,221,105
	Total Mining	$ 19,703,727
	Miscellaneous Manufacturers — 0.2%
4,995,000	General Electric Co., 4.25%, 5/1/40	$ 5,905,117
5,640,000	General Electric Co., 4.35%, 5/1/50	6,859,077
	Total Miscellaneous Manufacturers	$ 12,764,194
	Multi-National — 0.6%
11,165,000	Africa Finance Corp., 4.375%, 4/17/26 (144A)	$ 12,203,211
6,065,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	6,489,550
7,150,000	Banque Ouest Africaine de Developpement, 4.7%,
	10/22/31 (144A)	7,720,856
2,230,000	Banque Ouest Africaine de Developpement, 5.0%,
	7/27/27 (144A)	2,479,448
4,450,000	Banque Ouest Africaine de Developpement, 5.5%,
	5/6/21 (144A)	4,515,753
	Total Multi-National	$ 33,408,818
	Oil & Gas — 1.1%
19,020,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 25,146,237
5,275,000	CNOOC Finance 2014 ULC, 4.25%, 4/30/24	5,726,180
5,000,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	5,162,500
1,770,000	Newfield Exploration Co., 5.375%, 1/1/26	1,899,472
1,745,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	1,720,395
6,065,000	Petroleos Mexicanos, 5.35%, 2/12/28	5,999,801
3,835,000	Phillips 66, 2.15%, 12/15/30	3,893,181
3,625,000	Valero Energy Corp., 2.15%, 9/15/27	3,703,895
8,468,000	Valero Energy Corp., 6.625%, 6/15/37	11,264,023
	Total Oil & Gas	$ 64,515,684

The accompanying notes are an integral part of these financial statements.
46 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Oil & Gas Services — 0.0%†
2,250,000	Halliburton Co., 7.6%, 8/15/96 (144A)	$ 2,675,524
	Total Oil & Gas Services	$ 2,675,524
	Pharmaceuticals — 1.0%
7,003,000	AbbVie, Inc., 4.05%, 11/21/39	$ 8,475,203
4,900,000	Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)	5,601,094
7,350,000	Cardinal Health, Inc., 4.9%, 9/15/45	9,048,070
6,225,000	Cigna Corp., 4.375%, 10/15/28	7,524,076
380,883	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	407,335
2,320,647	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	2,726,411
1,620,483	CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)	1,965,457
2,763,203	CVS Pass-Through Trust, 6.036%, 12/10/28	3,210,229
4,263,676	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	5,638,690
6,382,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%,
	10/1/26	6,134,761
5,175,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%,
	1/31/25	5,719,928
	Total Pharmaceuticals	$ 56,451,254
	Pipelines — 3.5%
3,450,000	DCP Midstream Operating LP, 5.375%, 7/15/25	$ 3,790,929
4,025,000	DCP Midstream Operating LP, 5.6%, 4/1/44	4,150,660
3,190,000	Enable Midstream Partners LP, 4.15%, 9/15/29	3,165,155
3,629,000	Enable Midstream Partners LP, 4.4%, 3/15/27	3,662,074
14,441,000	Enable Midstream Partners LP, 4.95%, 5/15/28	14,929,086
10,550,000	Enbridge, Inc., 3.7%, 7/15/27	12,024,071
4,085,000	Energy Transfer Operating LP, 6.0%, 6/15/48	4,813,488
1,125,000	Energy Transfer Operating LP, 6.125%, 12/15/45	1,328,959
4,207,000	Energy Transfer Operating LP, 6.5%, 2/1/42	5,132,480
11,045,000(a)(c)	Energy Transfer Operating LP, 7.125% (5 Year CMT
	Index + 531 bps)	10,492,750
510,000	EnLink Midstream LLC, 5.375%, 6/1/29	495,975
8,316,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	6,696,625
4,299,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	3,449,947
4,680,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	4,892,051
4,724,000	Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)	4,951,959
9,940,000	MPLX LP, 4.25%, 12/1/27	11,671,257
3,875,000	MPLX LP, 4.875%, 12/1/24	4,446,898
3,045,000	MPLX LP, 4.875%, 6/1/25	3,517,186
6,920,000	MPLX LP, 5.5%, 2/15/49	9,112,345
12,125,000	Phillips 66 Partners LP, 3.75%, 3/1/28	13,154,378
6,005,000(a)(c)	Plains All American Pipeline LP, 6.125% (3 Month USD
	LIBOR + 411 bps)	4,879,063

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 47

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
6,005,000	Plains All American Pipeline LP/PAA Finance Corp.,
	4.9%, 2/15/45	$ 6,373,076
10,675,000	Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	12,586,522
6,730,000	Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45	7,413,837
10,876,000	Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47	12,152,131
786,000	Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42	909,480
8,870,000	Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)	9,721,434
17,007,000	Williams Cos., Inc., 5.75%, 6/24/44	22,041,873
2,475,000	Williams Cos., Inc., 7.75%, 6/15/31	3,334,322
	Total Pipelines	$ 205,290,011
	Real Estate — 0.2%
10,250,000(a)(c)	AT Securities BV, 5.25% (5 Year USD Swap Rate +
	355 bps)	$ 10,695,875
	Total Real Estate	$ 10,695,875
	REITs — 2.3%
5,995,000	Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33	$ 5,985,405
2,555,000	Alexandria Real Estate Equities, Inc., 4.3%, 1/15/26	2,970,588
1,250,000	Essex Portfolio LP, 3.5%, 4/1/25	1,385,041
1,480,000	Essex Portfolio LP, 3.625%, 5/1/27	1,667,393
5,105,000	Healthcare Realty Trust, Inc., 2.05%, 3/15/31	5,127,998
4,461,000	Healthcare Realty Trust, Inc., 2.4%, 3/15/30	4,652,599
11,631,000	Healthcare Trust of America Holdings LP, 3.1%, 2/15/30	12,704,934
4,675,000	Healthcare Trust of America Holdings LP, 3.75%, 7/1/27	5,299,366
3,160,000	Highwoods Realty LP, 2.6%, 2/1/31	3,223,422
3,390,000	Highwoods Realty LP, 3.625%, 1/15/23	3,530,247
7,105,000	Highwoods Realty LP, 4.125%, 3/15/28	7,991,481
6,291,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	6,589,823
8,700,000	iStar, Inc., 4.25%, 8/1/25	8,591,250
3,475,000	iStar, Inc., 4.75%, 10/1/24	3,518,438
5,320,000	Lexington Realty Trust, 2.7%, 9/15/30	5,538,012
4,020,000	MPT Operating Partnership LP/MPT Finance Corp.,
	3.5%, 3/15/31	4,150,650
9,833,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	10,509,019
6,975,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	7,458,321
6,115,000	Simon Property Group LP, 3.25%, 9/13/49	6,262,761
4,920,000	Simon Property Group LP, 3.8%, 7/15/50	5,488,827
1,520,000	UDR, Inc., 2.95%, 9/1/26	1,668,352
6,077,000	UDR, Inc., 4.0%, 10/1/25	6,896,493
5,300,000	UDR, Inc., 4.4%, 1/26/29	6,301,774
7,124,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 7.875%, 2/15/25 (144A)	7,652,672
	Total REITs	$ 135,164,866

The accompanying notes are an integral part of these financial statements.
48 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Retail — 0.4%
4,115,000	AutoNation, Inc., 4.75%, 6/1/30	$ 4,951,720
6,532,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	6,687,135
2,445,000	Penske Automotive Group, Inc., 3.5%, 9/1/25	2,484,731
6,425,000	QVC, Inc., 4.375%, 9/1/28	6,657,264
1,110,000	QVC, Inc., 4.75%, 2/15/27	1,190,475
	Total Retail	$ 21,971,325
	Semiconductors — 0.5%
4,748,000	Broadcom, Inc., 4.11%, 9/15/28	$ 5,434,019
3,225,000	Broadcom, Inc., 4.3%, 11/15/32	3,823,202
15,388,000	Broadcom, Inc., 5.0%, 4/15/30	18,705,836
	Total Semiconductors	$ 27,963,057
	Software — 0.4%
15,690,000	Citrix Systems, Inc., 3.3%, 3/1/30	$ 17,334,233
6,000,000	Infor, Inc., 1.75%, 7/15/25 (144A)	6,232,437
	Total Software	$ 23,566,670
	Telecommunications — 0.6%
8,264,000	Altice France SA, 5.5%, 1/15/28 (144A)	$ 8,640,095
1,260,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	1,300,950
6,502,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	6,404,470
3,950,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	4,125,518
1,765,000	Logan Merger Sub, Inc., 5.5%, 9/1/27 (144A)	1,848,838
10,275,000	Motorola Solutions, Inc., 2.3%, 11/15/30	10,473,638
4,600,000	T-Mobile USA, Inc., 2.55%, 2/15/31 (144A)	4,830,322
	Total Telecommunications	$ 37,623,831
	Trucking & Leasing — 0.2%
4,183,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.35%,
	11/1/29 (144A)	$ 4,553,579
4,615,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	4.2%, 4/1/27 (144A)	5,309,527
	Total Trucking &Leasing	$ 9,863,106
	Water — 0.1%
3,340,000	Essential Utilities, Inc., 3.566%, 5/1/29	$ 3,836,331
	Total Water	$ 3,836,331
	TOTAL CORPORATE BONDS
	(Cost $1,749,691,853)	$ 1,919,001,482

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 49

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
FOREIGN GOVERNMENT BONDS — 0.5% of
Net Assets
Mexico — 0.3%
13,425,000	Mexico Government International Bond, 4.6%, 2/10/48	$ 15,740,947
	Total Mexico	$ 15,740,947
Panama — 0.1%
7,534,000	Panama Government International Bond, 2.252%, 9/29/32	$ 7,760,020
	Total Panama	$ 7,760,020
Philippines — 0.1%
4,338,000	Philippine Government International Bond, 2.95%, 5/5/45	$ 4,568,603
3,232,000	Philippine Government International Bond, 5.0%, 1/13/37	4,263,008
	Total Philippines	$ 8,831,611
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $28,723,547)	$ 32,332,578
INSURANCE-LINKED SECURITIES — 3.3% of
Net Assets(k)
Event Linked Bonds — 1.0%
Earthquakes – California — 0.1%
250,000(b)	Ursa Re, 5.301% (3 Month U.S. Treasury Bill +
	523 bps), 9/24/21 (144A)	$ 250,000
2,000,000(b)	Ursa Re, 5.821% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	2,000,600
4,000,000(b)	Ursa Re II, 3.821% (3 Month U.S. Treasury Bill +
	375 bps), 12/7/23 (144A)	4,013,600
$ 6,264,200
Earthquakes – Chile — 0.0%†
1,500,000(b)	International Bank for Reconstruction & Development,
	2.521% (3 Month USD LIBOR + 250 bps), 2/15/21 (144A)	$ 1,498,350
Earthquakes – Colombia — 0.0%†
1,250,000(b)	International Bank for Reconstruction & Development,
	3.021% (3 Month USD LIBOR + 300 bps), 2/15/21 (144A)	$ 1,248,625
Earthquakes – Mexico — 0.0%†
250,000(b)	International Bank for Reconstruction & Development,
	3.64% (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 250,075
Earthquakes – U.S. — 0.0%†
1,150,000(b)	Acorn Re, 2.78% (3 Month USD LIBOR + 275 bps),
	11/10/21 (144A)	$ 1,151,725
Health – U.S. — 0.1%
800,000(b)	Vitality Re VIII, 2.071% (3 Month U.S. Treasury Bill +
	200 bps), 1/8/21 (144A)	$ 788,000
2,500,000(b)	Vitality Re X, 1.821% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	2,488,750
$ 3,276,750

The accompanying notes are an integral part of these financial statements.
50 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Inland Flood – U.S. — 0.0%†
250,000(b)	FloodSmart Re, 11.901% (1 Month U.S. Treasury Bill +
	1,183 bps), 3/7/22 (144A)	$ 248,900
	Multiperil – Florida — 0.0%†
250,000(b)	Sanders Re II, 5.571% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/23 (144A)	$ 253,875
	Multiperil – U.S. — 0.3%
500,000(b)	Bonanza Re, 4.821% (3 Month U.S. Treasury Bill +
	475 bps), 2/20/24 (144A)	$ 502,150
2,000,000(b)	Bowline Re, Series 2018-1, 4.831% (3 Month U.S. Treasury
	Bill + 476 bps), 5/23/22 (144A)	2,005,400
500,000(b)	Caelus Re V, 0.571% (1 Month U.S. Treasury Bill +
	50 bps), 6/5/24 (144A)	465,000
500,000(b)	Caelus Re VI, 5.571% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/23 (144A)	508,050
2,500,000(b)	Easton Re Pte, 0.563% (3 Month U.S. Treasury Bill +
	50 bps), 1/8/24 (144A)	2,499,750
2,000,000(b)	Four Lakes Re, 9.571% (3 Month U.S. Treasury Bill +
	950 bps), 1/5/24 (144A)	1,997,200
1,750,000(b)	Four Lakes Re, 7.071% (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	1,749,300
500,000(b)	Herbie Re, 9.071% (3 Month U.S. Treasury Bill +
	900 bps), 1/8/25 (144A)	505,700
850,000(b)	Kilimanjaro II Re, 6.3% (6 Month USD LIBOR +
	630 bps), 4/20/21 (144A)	856,290
1,500,000(b)	Kilimanjaro II Re, 7.91% (6 Month USD LIBOR +
	791 bps), 4/20/21 (144A)	1,503,600
1,600,000(b)	Kilimanjaro Re, 4.978% (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	1,606,240
250,000(b)	Residential Reinsurance 2020, 5.571% (3 Month U.S.
	Treasury Bill + 550 bps), 6/6/24 (144A)	251,525
1,500,000(b)	Residential Reinsurance 2020, 6.321% (3 Month U.S.
	Treasury Bill + 625 bps), 12/6/24 (144A)	1,509,000
1,000,000(b)	Spectrum Capital, Ltd., 5.75% (6 Month USD LIBOR +
	575 bps), 6/8/21 (144A)	1,002,300
		$ 16,961,505
	Multiperil – U.S. & Canada — 0.1%
500,000(b)	Hypatia, Ltd., 6.821% (3 Month U.S. Treasury Bill +
	675 bps), 6/7/23 (144A)	$ 532,150
1,000,000(b)	Hypatia, Ltd., 9.821% (3 Month U.S. Treasury Bill +
	975 bps), 6/7/23 (144A)	1,067,200
2,750,000(b)	Kilimanjaro III Re, 9.571% (3 Month U.S. Treasury Bill +
	950 bps), 12/19/23 (144A)	2,778,050
500,000(b)	Mona Lisa Re, 8.063% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	506,450
		$ 4,883,850

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 51

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. Regional — 0.1%
2,500,000(b)	Long Point Re III, 2.813% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	$ 2,501,500
1,250,000(b)	Matterhorn Re, 5.063% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	1,239,375
$ 3,740,875
Multiperil – Worldwide — 0.1%
1,500,000(b)	Galilei Re, 5.174% (6 Month USD LIBOR + 513 bps),
	1/8/21 (144A)	$ 1,500,000
1,200,000(b)	Galilei Re, 5.924% (6 Month USD LIBOR + 588 bps),
	1/8/21 (144A)	1,199,880
300,000(b)	Galilei Re 2017, 5.724% (6 Month USD LIBOR +
	568 bps), 1/8/21 (144A)	299,940
250,000(b)	Kendall Re, 5.322% (3 Month USD LIBOR + 525 bps),
	5/6/21 (144A)	250,375
750,000(b)	Northshore Re II Ltd., 0.568% (3 Month U.S. Treasury Bill +
	50 bps), 1/8/24 (144A)	749,250
$ 3,999,445
Pandemic – U.S. — 0.0%†
1,000,000(b)	Vitality Re XI, 1.871% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 992,900
Pandemic – Worldwide — 0.0%†
1,750,000(b)	Vita Capital VI, Ltd., 3.084% (6 Month USD LIBOR +
	290 bps), 1/8/21 (144A)	$ 1,662,500
Windstorm – U.S. — 0.0%†
1,000,000(b)	Bonanza Re 4.821% (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 999,500
Windstorm – U.S. Regional — 0.2%
2,500,000(b)	Matterhorn Re, 12/7/21 (144A)	$ 2,318,250
1,500,000(b)	Matterhorn Re, 6.313% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	1,509,300
250,000(b)	Matterhorn Re, 7.063% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	255,300
1,750,000(b)	Matterhorn Re, 10.063% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	1,794,275
2,500,000(b)	Matterhorn Re, 4.44% (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	2,497,500
5,000,000(b)	Matterhorn Re, 5.69% (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	4,995,000
$ 13,369,625
	Total Event Linked Bonds	$ 60,802,700

The accompanying notes are an integral part of these financial statements.
52 Pioneer Bond Fund | Semiannual Report | 12/31/20

Face
Amount
USD ($)		Value
	Collateralized Reinsurance — 0.6%
	Earthquakes – California — 0.0%†
2,500,000+(f)(g)	Adare Re 2020, 1/31/21	$ 2,629,604
	Multiperil – Massachusetts — 0.0%†
3,000,000+(g)	Denning Re, 7/31/24	$ 2,981,440
	Multiperil – U.S. — 0.2%
8,000,000+(f)(g)	Ballybunion Re, 2/28/21	$ 8,360,445
600,000+(f)	Dingle Re 2019, 2/1/21	12,315
750,000+(f)(g)	Dingle Re 2020, 1/31/21	775,870
20,000+(f)	Limestone Re 2019, 9/9/22 (144A)	—
2,000,000+(f)(g)	Port Royal Re 2019, 5/31/21	2,053,264
		$ 11,201,894
	Multiperil – U.S. & Canada — 0.1%
3,000,000+(f)(g)	Leven Re 2020, 1/31/21	$ 3,045,900
	Multiperil – U.S. Regional — 0.0%†
2,500,000+(f)(g)	Ailsa Re 2019, 6/30/21	$ 2,605,612
	Multiperil – Worldwide — 0.1%
28,000+(f)	Limestone Re 2016-1, 8/31/21	$ 456
82,000+(f)	Limestone Re 2016-1, 8/31/21	1,337
167,000+(f)(g)	Limestone Re 2019-2, 3/1/23 (144A)	293,185
480,000+(f)(g)	Limestone Re 2020-1, 3/1/24 (144A)	519,360
1,420,000+(f)(g)	Limestone Re 2020-1, 3/1/24 (144A)	1,536,440
1,333,000+(f)(g)	Limestone Re 2020-2, 10/1/24 (144A)	1,421,645
300,000+(f)(g)	Old Head Re 2020, 12/31/20	304,500
1,000,000+(g)	Pine Valley Re 2021, 12/31/24	929,967
3,600,000+(f)(g)	Resilience Re, 4/6/21	360
567,400+(f)(g)	Seminole Re 2018, 1/15/21	14,019
553,333+(f)(g)	Walton Health Re 2018, 6/15/21	173,816
350,000+(f)(g)	Walton Health Re 2019, 6/30/21	294,119
		$ 5,489,204
	Windstorm – Florida — 0.1%
3,250,000+(f)	Cedar Re 2020, 6/30/24	$ 3,239,034
1,500,000+(f)(g)	Formby Re 2018, 2/28/21	265,374
		$ 3,504,408
	Windstorm – North Carolina — 0.0%†
2,400,000+(f)	Isosceles Re 2020, 4/30/22	$ 25,440
	Windstorm – U.S. Multistate — 0.0%†
2,000,000+(f)	White Heron Re 2020, 6/30/24	$ 2,000,201

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 53

Schedule of Investments | 12/31/20
(unaudited) (continued)

Face
Amount
USD ($)		Value
	Windstorm – U.S. Regional — 0.1%
1,250,000+(f)	Liphook Re 2020, 6/30/24	$ 1,268,707
1,000,000+(f)(g)	Oakmont Re 2017, 4/30/21	29,400
2,500,000+(g)	Oakmont Re 2020, 4/30/24	1,929,500
		$ 3,227,607
	Total Collateralized Reinsurance	$ 36,711,310
	Industry Loss Warranties — 0.1%
	Earthquakes – Bermuda — 0.1%
3,600,000+(f)(g)	Celtic Manor Re, 1/31/23	$ 3,600,000
	Total Industry Loss Warranties	$ 3,600,000
	Reinsurance Sidecars — 1.6%
	Multiperil – U.S. — 0.1%
4,500,000+(f)(g)	Carnoustie Re 2017, 11/30/21	$ 593,100
1,139,928+(f)	Carnoustie Re 2019, 12/31/22	2,166
2,000,000+(f)(g)	Carnoustie Re 2020, 12/31/23	2,180,200
1,300,000+(f)(g)	Castle Stuart Re 2018, 12/1/21	136,961
2,000,000+(g)(h)	Harambee Re 2018, 12/31/21	37,200
5,000,000+(h)	Harambee Re 2019, 12/31/22	81,000
4,000,000+(g)(h)	Harambee Re 2020, 12/31/23	4,287,200
		$ 7,317,827
	Multiperil – Worldwide — 1.5%
34,018+(h)	Alturas Re 2019-2, 3/10/22	$ 157,966
2,200+(f)	Alturas Re 2019-2, 3/10/23 (144A)	18,145
24,550+(f)	Alturas Re 2019-3, 9/12/23	40,274
440,000+(f)(g)	Alturas Re 2020-1A, 3/10/23 (144A)	307,868
560,000+(f)(g)	Alturas Re 2020-1B, 3/10/23 (144A)	391,832
4,500,000+(g)(h)	Alturas Re 2020-2, 3/10/23	4,817,250
225,450+(g)(h)	Alturas Re 2020-3, 9/30/24	233,972
2,000,000+(f)(g)	Bantry Re 2016, 3/31/21	161,200
1,500,000+(f)(g)	Bantry Re 2017, 3/31/21	87,662
2,000,000+(f)(g)	Bantry Re 2018, 12/31/21	22,800
5,000,000+(f)	Bantry Re 2019, 12/31/22	169,818
4,776,758+(f)(g)	Bantry Re 2020, 12/31/20	5,209,824
2,000,000+(f)(g)	Berwick Re 2017-1, 2/1/21	66,200
10,192,268+(f)(g)	Berwick Re 2018-1, 12/31/21	1,240,399
7,281,734+(f)(g)	Berwick Re 2019-1, 12/31/22	870,167
3,000,000+(f)(g)	Berwick Re 2020-1, 12/31/23	3,357,090
984,762+(f)(g)	Berwick Re 2021-1, 12/31/24	984,762
1,250,000+(h)	Blue Lotus Re 2018, 12/31/21	18,000
185,850+(f)	Eden Re II, 3/22/22 (144A)	123,448
6,000+(f)	Eden Re II, 3/22/23 (144A)	22,411

The accompanying notes are an integral part of these financial statements.
54 Pioneer Bond Fund | Semiannual Report | 12/31/20

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
59,061+(f)	Eden Re II, 3/22/23 (144A)	$ 230,085
2,100,000+(f)(g)	Eden Re II, 3/22/24 (144A)	2,396,940
6,400,000+(f)(g)	Eden Re II, 3/22/24 (144A)	7,301,120
125,0006(f)	Eden Re II, 3/22/22 (144A)	86,064
3,500,000+(f)(g)	Gleneagles Re 2016, 11/30/20	109,200
1,000,000+(f)(g)	Gleneagles Re 2018, 12/31/21	118,300
886,832+(f)	Gleneagles Re 2019, 12/31/22	19,818
1,250,000+(f)(g)	Gleneagles Re 2020, 12/31/23	1,365,184
2,118,314+(f)(g)	Gullane Re 2018, 12/31/21	2,182,923
2,000+(f)	Limestone Re 2018, 3/1/22	20,705
500,000+(f)	Lion Rock Re 2019, 1/31/22	39,300
500,000+(f)(g)	Lion Rock Re 2020, 1/31/22	569,600
5,000,000+(g)(h)	Lorenz Re 2018, 7/1/21	59,500
2,993,180+(g)(h)	Lorenz Re 2019, 6/30/22	197,251
2,019,510+(g)	Lorenz Re 2020, 6/30/23	2,241,252
2,480,490+(g)(h)	Lorenz Re 2020, 6/30/23	2,752,848
7,000,000+(f)(g)	Merion Re 2018-2, 12/31/21	7,870,389
2,288,065+(g)	Merion Re 2021-2, 12/31/24	2,288,065
1,000,000+(h)	NCM Re 2019, 12/31/22	117,700
3,000,000+(f)	Pangaea Re 2016-2, 11/30/21	5,350
3,800,000+(f)(g)	Pangaea Re 2018-1, 12/31/21	80,007
6,500,000+(f)(g)	Pangaea Re 2018-3, 7/1/22	134,832
4,017,011+(f)(g)	Pangaea Re 2019-1, 2/1/23	83,704
4,779,537+(f)(g)	Pangaea Re 2019-3, 7/1/23	171,924
3,974,837+(f)(g)	Pangaea Re 2020-1, 2/1/24	4,394,928
5,000,000+(g)	Pangaea Re 2020-3, 7/1/24	5,296,208
1,250,000+(g)	Phoenix One Re, 1/4/27	1,250,000
1,260,000+(f)(g)	Sector Re V, 12/1/23 (144A)	382,286
99,999+(f)(g)	Sector Re V, 12/1/24 (144A)	250,634
900,000+(f)(g)	Sector Re V, 3/1/25 (144A)	995,896
900,000+(f)(g)	Sector Re V, 3/1/25 (144A)	1,077,634
1,500,000+(g)	Sector Re V, 12/1/25 (144A)	1,509,869
2,699,987+(g)	Sector Re V, 12/1/25 (144A)	2,717,750
500,000+(f)(g)	Sector Re V, 3/1/25 (144A)	598,686
240,014+(f)(g)	Sector Re V, Series 8, Class D, 12/1/23 (144A)	75,713
600,000+(f)(g)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	257,580
200,000+(f)(g)	Sector Re V, Series 9, Class C, 12/1/24 (144A)	501,617
1,914+(f)	Sector Re V, Series 9, Class G, 3/1/24 (144A)	49,875
3,000,000+(f)(g)	St. Andrews Re 2017-1, 2/1/21	203,400
1,737,984+(f)(g)	St. Andrews Re 2017-4, 6/1/21	171,018

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 55

Schedule of Investments | 12/31/20
(unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
3,609,700+(f)(g)	Sussex Re 2020-1, 12/31/22	$ 3,941,792
500,000+(g)(h)	Thopas Re 2018, 12/31/21	—
3,000,000+(g)(h)	Thopas Re 2019, 12/31/22	162,000
6,000,000+(g)(h)	Thopas Re 2020, 12/31/23	6,590,400
466,168+(g)	Thopas Re 2021 12/31/24	466,168
4,000,000+(f)(g)	Versutus Re 2017, 11/30/21	—
2,000,000+(f)(g)	Versutus Re 2018, 12/31/21	—
1,765,095+(f)	Versutus Re 2019-A, 12/31/21	70,957
1,734,905+(f)	Versutus Re 2019-B, 12/31/21	69,743
1,000,000+(g)(h)	Viribus Re 2018, 12/31/21	—
3,650,000+(h)	Viribus Re 2019, 12/31/22	149,650
4,139,570+(g)(h)	Viribus Re 2020, 12/31/23	3,764,111
1,623,326+(f)(g)	Woburn Re 2018, 12/31/21	149,566
4,979,452+(f)(g)	Woburn Re 2019, 12/31/22	1,676,622
		$ 85,517,252
	Total Reinsurance Sidecars	$ 92,835,079
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $190,184,064)	$ 193,949,089

Principal
Amount
USD ($)
	MUNICIPAL BONDS — 0.1% of Net Assets(i)
	Municipal General — 0.1%
2,335,000	Virginia Commonwealth Transportation Board,
	Transportation Capital Projects, 4.0%, 5/15/32	$ 2,542,609
	Total Municipal General	$ 2,542,609
	Municipal Higher Education — 0.0%†
525,000	Trustees of Amherst College, 3.794%, 11/1/42	$ 599,443
	Total Municipal Higher Education	$ 599,443
	TOTAL MUNICIPAL BONDS
	(Cost $2,978,151)	$ 3,142,052
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 0.7% of Net Assets*(b)
	Automobile — 0.1%
2,853,303	American Axle & Manufacturing, Inc., Tranche B Term Loan,
	3.0% (LIBOR + 225 bps), 4/6/24	$ 2,819,420
718,407	Navistar, Inc., Tranche B Term Loan, 3.66% (LIBOR +
	350 bps), 11/6/24	718,856
	Total Automobile	$ 3,538,276

The accompanying notes are an integral part of these financial statements.
56 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
Beverage, Food & Tobacco — 0.1%
3,673,367	JBS USA Lux SA (fka JBS USA LLC), New Term Loan,
	2.147% (LIBOR + 200 bps), 5/1/26	$ 3,646,581
	Total Beverage, Food & Tobacco	$ 3,646,581
Computers & Electronics — 0.0%†
1,044,300	Energy Acquisition LP (aka Electrical Components
International), First Lien Initial Term Loan,
	4.397% (LIBOR + 425 bps), 6/26/25	$ 1,013,624
	Total Computers & Electronics	$ 1,013,624
Diversified & Conglomerate Service — 0.0%†
1,058,750	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	$ 954,198
	Total Diversified & Conglomerate Service	$ 954,198
Electric & Electrical — 0.0%†
453,554	Rackspace Hosting, Inc., First Lien Term B Loan, 4.0%
	(LIBOR + 300 bps), 11/3/23	$ 453,744
	Total Electric & Electrical	$ 453,744
Electronics — 0.1%
4,873,024	Scientific Games International, Inc., Initial Term B-5 Loan,
	2.897% (LIBOR + 275 bps), 8/14/24	$ 4,772,517
	Total Electronics	$ 4,772,517
Healthcare & Pharmaceuticals — 0.1%
483,750	Alphabet Holding Co., Inc. (aka Nature’s Bounty), First
	Lien Initial Term Loan, 3.647% (LIBOR + 350 bps), 9/26/24	$ 480,475
4,919,799	Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan,
	5.0% (LIBOR + 425 bps), 4/29/24	4,859,836
	Total Healthcare & Pharmaceuticals	$ 5,340,311
Healthcare, Education & Childcare — 0.0%†
566,116	Alliance HealthCare Services, Inc., First Lien Initial Term
	Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 513,662
450,849	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
International, Inc.), Initial Term Loan, 3.148%
	(LIBOR + 300 bps), 6/2/25	449,651
2,160,761	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
	Term B-3 Loan, 4.75% (LIBOR + 375 bps), 2/21/25	2,061,367
	Total Healthcare, Education & Childcare	$ 3,024,680
Hotel, Gaming & Leisure — 0.0%†
1,401,296	1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.)
(aka Burger King/Tim Hortons), Term B-4 Loan,
	1.897% (LIBOR + 175 bps), 11/19/26	$ 1,381,262
	Total Hotel, Gaming & Leisure	$ 1,381,262

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 57

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Insurance — 0.1%
3,771,416	Asurion LLC (fka Asurion Corp.), New Term B-7 Loan,
	3.147% (LIBOR + 300 bps), 11/3/24	$ 3,749,021
363,509	MPH Acquisition Holdings LLC, Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 6/7/23	362,638
822,375	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
	Loan, 3.254% (LIBOR + 300 bps), 5/16/24	812,010
	Total Insurance	$ 4,923,669
Leasing — 0.1%
522,172	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 2.5%
	(LIBOR + 175 bps), 1/15/25	$ 518,226
627,131	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 2.25%
	(LIBOR + 150 bps), 2/12/27	619,068
2,674,375	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
	B-1 Term Loan, 3.986% (LIBOR + 375 bps), 9/11/23	2,649,859
	Total Leasing	$ 3,787,153
Leisure & Entertainment — 0.0%†
190,787	Fitness International LLC, Term B Loan, 4.25% (LIBOR +
	325 bps), 4/18/25	$ 173,497
	Total Leisure & Entertainment	$ 173,497
Machinery — 0.0%†
104,590	NN, Inc., Tranche B Term Loan, 6.5% (LIBOR +
	575 bps), 10/19/22	$ 104,328
	Total Machinery	$ 104,328
Metals & Mining — 0.0%†
388,910	BWay Holding Co., Initial Term Loan, 3.48% (LIBOR +
	325 bps), 4/3/24	$ 377,243
	Total Metals & Mining	$ 377,243
Retail — 0.0%†
526,975	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 4.714%
	(LIBOR + 450 bps), 9/12/24	$ 518,631
	Total Retail	$ 518,631
Telecommunications — 0.1%
3,192,750	CenturyLink, Inc., Term B Loan, 2.397% (LIBOR +
	225 bps), 3/15/27	$ 3,160,158
886,516	Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
Tranche B-1 Term Loan, 1.897% (LIBOR +
	175 bps), 2/15/24	885,408
809,587	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1.897%
	(LIBOR + 175 bps), 3/1/27	798,600
	Total Telecommunications	$ 4,844,166

The accompanying notes are an integral part of these financial statements.
58 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	Utilities — 0.0%†
885,791	Eastern Power LLC (Eastern Covert Midco LLC) (aka
	TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	$ 834,937
	Total Utilities	$ 834,937
	TOTAL SENIOR SECURED FLOATING RATE
	LOAN INTERESTS
	(Cost $40,311,944)	$ 39,688,817
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 29.0% of Net Assets
9,368,805	Fannie Mae, 1.5%, 12/1/35	$ 9,643,396
25,629,957	Fannie Mae, 2.0%, 12/1/35	26,808,250
139,080,000	Fannie Mae, 2.0%, 1/1/51	144,488,017
735,497	Fannie Mae, 2.5%, 7/1/30	782,880
798,936	Fannie Mae, 2.5%, 7/1/30	848,489
1,296,446	Fannie Mae, 2.5%, 7/1/30	1,381,405
159,260	Fannie Mae, 2.5%, 12/1/42	168,652
170,130	Fannie Mae, 2.5%, 12/1/42	182,160
156,826	Fannie Mae, 2.5%, 1/1/43	167,857
63,203	Fannie Mae, 2.5%, 2/1/43	66,683
63,365	Fannie Mae, 2.5%, 2/1/43	67,823
1,670,547	Fannie Mae, 2.5%, 2/1/43	1,788,052
251,258	Fannie Mae, 2.5%, 3/1/43	268,735
110,103	Fannie Mae, 2.5%, 4/1/43	117,544
196,618	Fannie Mae, 2.5%, 8/1/43	210,176
126,613	Fannie Mae, 2.5%, 12/1/43	134,472
116,012	Fannie Mae, 2.5%, 3/1/44	123,216
133,938	Fannie Mae, 2.5%, 4/1/45	142,563
158,037	Fannie Mae, 2.5%, 4/1/45	167,165
249,922	Fannie Mae, 2.5%, 4/1/45	263,801
256,374	Fannie Mae, 2.5%, 4/1/45	272,885
321,551	Fannie Mae, 2.5%, 4/1/45	344,160
332,294	Fannie Mae, 2.5%, 4/1/45	355,683
941,954	Fannie Mae, 2.5%, 4/1/45	1,008,240
1,008,655	Fannie Mae, 2.5%, 4/1/45	1,079,588
44,490	Fannie Mae, 2.5%, 5/1/45	47,253
71,062	Fannie Mae, 2.5%, 7/1/45	76,062
150,014	Fannie Mae, 2.5%, 8/1/45	159,950
83,559	Fannie Mae, 2.5%, 1/1/46	89,374
2,090,517	Fannie Mae, 3.0%, 10/1/30	2,239,737
767,839	Fannie Mae, 3.0%, 4/1/31	807,548
12,242,225	Fannie Mae, 3.0%, 8/1/42	13,297,660

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 59

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
2,878,017	Fannie Mae, 3.0%, 9/1/42	$ 3,123,673
5,170,810	Fannie Mae, 3.0%, 5/1/43	5,486,321
405,976	Fannie Mae, 3.0%, 7/1/43	432,631
946,854	Fannie Mae, 3.0%, 8/1/43	1,004,674
2,848,857	Fannie Mae, 3.0%, 9/1/43	3,065,092
595,334	Fannie Mae, 3.0%, 3/1/45	645,889
4,707,564	Fannie Mae, 3.0%, 6/1/45	5,133,101
1,915,927	Fannie Mae, 3.0%, 3/1/47	2,013,946
165,131,000	Fannie Mae, 3.0%, 1/1/51 (TBA)	173,013,424
1,664,844	Fannie Mae, 3.5%, 6/1/28	1,786,892
606,091	Fannie Mae, 3.5%, 11/1/40	654,383
368,132	Fannie Mae, 3.5%, 10/1/41	406,724
2,743,377	Fannie Mae, 3.5%, 11/1/41	2,983,697
323,250	Fannie Mae, 3.5%, 6/1/42	353,493
1,679,365	Fannie Mae, 3.5%, 7/1/42	1,821,280
1,877,641	Fannie Mae, 3.5%, 8/1/42	2,042,069
236,235	Fannie Mae, 3.5%, 10/1/42	249,377
157,985	Fannie Mae, 3.5%, 11/1/42	173,505
338,380	Fannie Mae, 3.5%, 12/1/42	371,612
363,955	Fannie Mae, 3.5%, 12/1/42	399,690
1,031,722	Fannie Mae, 3.5%, 4/1/45	1,121,762
3,726,960	Fannie Mae, 3.5%, 6/1/45	4,042,356
5,468,899	Fannie Mae, 3.5%, 8/1/45	6,067,017
3,239,597	Fannie Mae, 3.5%, 9/1/45	3,459,763
4,669,223	Fannie Mae, 3.5%, 9/1/45	5,171,763
855,800	Fannie Mae, 3.5%, 10/1/45	925,841
8,260,653	Fannie Mae, 3.5%, 11/1/45	9,164,116
1,928,089	Fannie Mae, 3.5%, 5/1/46	2,107,957
316,449	Fannie Mae, 3.5%, 10/1/46	343,244
2,934,049	Fannie Mae, 3.5%, 1/1/47	3,130,503
4,671,788	Fannie Mae, 3.5%, 1/1/47	5,104,529
6,712,713	Fannie Mae, 3.5%, 1/1/47	7,277,059
59,952	Fannie Mae, 3.5%, 2/1/47	65,027
161,475	Fannie Mae, 3.5%, 7/1/47	172,838
148,865	Fannie Mae, 3.5%, 10/1/47	161,517
407,363	Fannie Mae, 3.5%, 12/1/47	451,626
4,775,252	Fannie Mae, 3.5%, 12/1/47	5,075,047
157,585	Fannie Mae, 3.5%, 2/1/49	166,162
183,163	Fannie Mae, 3.5%, 4/1/49	192,204

The accompanying notes are an integral part of these financial statements.
60 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,292,315	Fannie Mae, 3.5%, 5/1/49	$ 1,418,072
1,887,594	Fannie Mae, 3.5%, 5/1/49	2,092,354
43,601	Fannie Mae, 3.5%, 7/1/49	47,871
18,694,000	Fannie Mae, 3.5%, 1/1/51 (TBA)	19,760,142
145,176	Fannie Mae, 4.0%, 11/1/34	158,516
1,355,663	Fannie Mae, 4.0%, 4/1/39	1,487,313
4,252,782	Fannie Mae, 4.0%, 10/1/40	4,807,954
784,996	Fannie Mae, 4.0%, 12/1/40	887,468
701,287	Fannie Mae, 4.0%, 4/1/41	766,946
515,473	Fannie Mae, 4.0%, 5/1/41	568,154
760,600	Fannie Mae, 4.0%, 10/1/41	828,673
431,127	Fannie Mae, 4.0%, 12/1/41	470,016
197,557	Fannie Mae, 4.0%, 1/1/42	216,755
1,413,223	Fannie Mae, 4.0%, 1/1/42	1,557,857
1,280,409	Fannie Mae, 4.0%, 2/1/42	1,404,853
3,439,921	Fannie Mae, 4.0%, 2/1/42	3,759,067
49,986	Fannie Mae, 4.0%, 4/1/42	53,600
363,532	Fannie Mae, 4.0%, 4/1/42	400,734
1,376,221	Fannie Mae, 4.0%, 4/1/42	1,517,051
2,227,283	Fannie Mae, 4.0%, 5/1/42	2,426,061
58,911	Fannie Mae, 4.0%, 6/1/42	63,549
174,813	Fannie Mae, 4.0%, 6/1/42	190,173
117,935	Fannie Mae, 4.0%, 7/1/42	130,006
3,854,923	Fannie Mae, 4.0%, 8/1/42	4,228,942
286,829	Fannie Mae, 4.0%, 10/1/42	318,856
829,472	Fannie Mae, 4.0%, 10/1/42	910,073
2,013,288	Fannie Mae, 4.0%, 11/1/43	2,233,961
51,603	Fannie Mae, 4.0%, 1/1/44	56,347
69,123	Fannie Mae, 4.0%, 6/1/45	74,189
298,505	Fannie Mae, 4.0%, 7/1/45	328,974
572,565	Fannie Mae, 4.0%, 4/1/46	619,951
2,580,567	Fannie Mae, 4.0%, 7/1/46	2,785,339
3,969,057	Fannie Mae, 4.0%, 7/1/46	4,318,624
2,137,078	Fannie Mae, 4.0%, 8/1/46	2,309,437
2,660,605	Fannie Mae, 4.0%, 8/1/46	2,876,462
967,991	Fannie Mae, 4.0%, 11/1/46	1,047,326
2,047,594	Fannie Mae, 4.0%, 4/1/47	2,234,638
2,788,088	Fannie Mae, 4.0%, 4/1/47	3,050,223

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 61

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
397,969	Fannie Mae, 4.0%, 6/1/47	$ 435,388
976,860	Fannie Mae, 4.0%, 6/1/47	1,066,101
1,673,692	Fannie Mae, 4.0%, 6/1/47	1,801,128
2,027,721	Fannie Mae, 4.0%, 6/1/47	2,183,338
1,498,032	Fannie Mae, 4.0%, 7/1/47	1,608,629
1,608,374	Fannie Mae, 4.0%, 7/1/47	1,742,453
3,689,332	Fannie Mae, 4.0%, 12/1/47	3,954,721
316,469	Fannie Mae, 4.0%, 11/1/48	348,520
249,119	Fannie Mae, 4.0%, 6/1/49	276,999
28,630,000	Fannie Mae, 4.0%, 1/1/51 (TBA)	30,575,945
94,961	Fannie Mae, 4.5%, 10/1/35	104,559
521,445	Fannie Mae, 4.5%, 8/1/40	578,347
920,519	Fannie Mae, 4.5%, 11/1/40	1,029,293
345,393	Fannie Mae, 4.5%, 2/1/41	387,829
846,516	Fannie Mae, 4.5%, 4/1/41	949,705
39,957	Fannie Mae, 4.5%, 5/1/41	44,663
1,540,775	Fannie Mae, 4.5%, 5/1/41	1,729,794
1,974,352	Fannie Mae, 4.5%, 5/1/41	2,205,669
755,607	Fannie Mae, 4.5%, 7/1/41	838,692
2,150,401	Fannie Mae, 4.5%, 1/1/42	2,409,632
2,678,461	Fannie Mae, 4.5%, 1/1/42	2,990,638
1,822,104	Fannie Mae, 4.5%, 12/1/43	2,016,578
363,552	Fannie Mae, 4.5%, 1/1/47	401,382
351,842	Fannie Mae, 4.5%, 2/1/47	388,383
20,693,299	Fannie Mae, 4.5%, 5/1/49	22,826,671
244,921	Fannie Mae, 4.5%, 6/1/49	265,643
2,943,958	Fannie Mae, 4.5%, 2/1/50	3,216,478
15,083,378	Fannie Mae, 4.5%, 4/1/50	16,643,502
101,329,000	Fannie Mae, 4.5%, 1/1/51 (TBA)	109,815,304
1,039	Fannie Mae, 5.0%, 2/1/22	1,090
12,304	Fannie Mae, 5.0%, 2/1/22	12,901
19,943	Fannie Mae, 5.0%, 3/1/23	20,935
67,904	Fannie Mae, 5.0%, 5/1/23	71,567
31,824	Fannie Mae, 5.0%, 7/1/34	34,555
129,962	Fannie Mae, 5.0%, 10/1/34	149,017
410,386	Fannie Mae, 5.0%, 2/1/39	476,078
277,435	Fannie Mae, 5.0%, 6/1/40	320,564
325,467	Fannie Mae, 5.0%, 6/1/40	378,276
233,496	Fannie Mae, 5.0%, 7/1/40	265,676
369,574	Fannie Mae, 5.0%, 7/1/40	427,658

The accompanying notes are an integral part of these financial statements.
62 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
455,347	Fannie Mae, 5.0%, 7/1/40	$ 520,475
412,020	Fannie Mae, 5.0%, 8/1/40	479,098
1,589,751	Fannie Mae, 5.0%, 2/1/41	1,839,470
5,578,148	Fannie Mae, 5.0%, 12/1/44	6,476,186
541,614	Fannie Mae, 5.0%, 6/1/49	598,071
1,123,610	Fannie Mae, 5.0%, 9/1/49	1,271,235
5,165,489	Fannie Mae, 5.0%, 9/1/49	6,035,063
387,819	Fannie Mae, 5.0%, 10/1/49	428,701
8,327	Fannie Mae, 5.5%, 6/1/33	9,578
46,498	Fannie Mae, 5.5%, 7/1/33	54,039
292,779	Fannie Mae, 5.5%, 7/1/34	342,364
10,786	Fannie Mae, 5.5%, 10/1/35	12,626
111,108	Fannie Mae, 5.5%, 3/1/36	127,426
67,991	Fannie Mae, 5.5%, 5/1/36	78,248
88,249	Fannie Mae, 5.5%, 6/1/36	103,741
33,955	Fannie Mae, 5.72%, 11/1/28	34,371
19,916	Fannie Mae, 5.72%, 6/1/29	19,996
12,661	Fannie Mae, 5.9%, 11/1/27	12,712
57,774	Fannie Mae, 5.9%, 4/1/28	59,959
438	Fannie Mae, 6.0%, 9/1/29	500
1,809	Fannie Mae, 6.0%, 1/1/32	2,087
6,760	Fannie Mae, 6.0%, 2/1/32	7,990
2,872	Fannie Mae, 6.0%, 3/1/32	3,395
1,886	Fannie Mae, 6.0%, 8/1/32	2,230
231	Fannie Mae, 6.0%, 9/1/32	276
24,012	Fannie Mae, 6.0%, 10/1/32	28,381
5,049	Fannie Mae, 6.0%, 2/1/33	5,677
36,071	Fannie Mae, 6.0%, 3/1/33	43,113
37,843	Fannie Mae, 6.0%, 4/1/33	42,660
50,662	Fannie Mae, 6.0%, 7/1/33	56,967
16,979	Fannie Mae, 6.0%, 11/1/33	20,321
64,253	Fannie Mae, 6.0%, 8/1/34	77,174
2,147	Fannie Mae, 6.0%, 9/1/34	2,521
13,099	Fannie Mae, 6.0%, 9/1/34	14,898
14,928	Fannie Mae, 6.0%, 9/1/34	17,941
59,403	Fannie Mae, 6.0%, 9/1/34	67,340
6,120	Fannie Mae, 6.0%, 10/1/34	7,356
6,145	Fannie Mae, 6.0%, 11/1/34	7,386
36,929	Fannie Mae, 6.0%, 11/1/34	41,531
2,033	Fannie Mae, 6.0%, 2/1/35	2,443

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 63

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
4,101	Fannie Mae, 6.0%, 2/1/35	$ 4,928
89,359	Fannie Mae, 6.0%, 4/1/35	107,340
16,955	Fannie Mae, 6.0%, 5/1/35	19,113
76,406	Fannie Mae, 6.0%, 10/1/35	85,856
140,680	Fannie Mae, 6.0%, 12/1/35	165,291
11,047	Fannie Mae, 6.0%, 12/1/37	13,051
96,474	Fannie Mae, 6.0%, 6/1/38	114,498
27,368	Fannie Mae, 6.0%, 7/1/38	31,276
5,271	Fannie Mae, 6.5%, 7/1/29	5,906
674	Fannie Mae, 6.5%, 1/1/31	755
368	Fannie Mae, 6.5%, 4/1/31	412
2,580	Fannie Mae, 6.5%, 5/1/31	2,901
2,465	Fannie Mae, 6.5%, 9/1/31	2,799
2,657	Fannie Mae, 6.5%, 9/1/31	2,982
1,573	Fannie Mae, 6.5%, 10/1/31	1,763
80,860	Fannie Mae, 6.5%, 12/1/31	90,937
3,883	Fannie Mae, 6.5%, 2/1/32	4,350
16,552	Fannie Mae, 6.5%, 3/1/32	18,644
56,120	Fannie Mae, 6.5%, 7/1/32	64,740
59,053	Fannie Mae, 6.5%, 10/1/32	66,161
12,010	Fannie Mae, 6.5%, 7/1/34	13,456
59,537	Fannie Mae, 6.5%, 11/1/37	68,778
14,060	Fannie Mae, 6.5%, 11/1/47	15,272
170	Fannie Mae, 7.0%, 12/1/30	170
3,901	Fannie Mae, 7.0%, 12/1/30	4,366
3,763	Fannie Mae, 7.0%, 4/1/31	4,424
4,781	Fannie Mae, 7.0%, 9/1/31	5,589
12,986	Fannie Mae, 7.0%, 12/1/31	13,401
9,716	Fannie Mae, 7.0%, 1/1/32	11,470
14,613,000	Federal Home Loan Mortgage Corp., 1.5%, 1/1/36	15,041,298
46,595,000	Federal Home Loan Mortgage Corp., 1.5%, 1/1/51	47,092,901
22,299,399	Federal Home Loan Mortgage Corp., 2.0%, 12/1/35	23,320,164
1,372,284	Federal Home Loan Mortgage Corp., 3.0%, 10/1/29	1,442,769
770,726	Federal Home Loan Mortgage Corp., 3.0%, 9/1/42	836,741
4,348,867	Federal Home Loan Mortgage Corp., 3.0%, 11/1/42	4,721,401
523,955	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	571,743
1,395,959	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	1,523,259
1,592,004	Federal Home Loan Mortgage Corp., 3.0%, 5/1/43	1,728,443
3,617,868	Federal Home Loan Mortgage Corp., 3.0%, 6/1/46	3,926,468
967,428	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	1,047,534

The accompanying notes are an integral part of these financial statements.
64 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,322,679	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	$ 1,392,624
4,114,487	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	4,329,805
634,349	Federal Home Loan Mortgage Corp., 3.0%, 3/1/47	667,112
767,193	Federal Home Loan Mortgage Corp., 3.5%, 4/1/42	821,812
1,761,740	Federal Home Loan Mortgage Corp., 3.5%, 8/1/43	1,915,822
337,716	Federal Home Loan Mortgage Corp., 3.5%, 9/1/44	369,304
4,445,995	Federal Home Loan Mortgage Corp., 3.5%, 6/1/45	4,861,959
134,626	Federal Home Loan Mortgage Corp., 3.5%, 7/1/45	147,625
3,886,872	Federal Home Loan Mortgage Corp., 3.5%, 10/1/45	4,250,545
4,083,754	Federal Home Loan Mortgage Corp., 3.5%, 11/1/45	4,424,205
4,219,800	Federal Home Loan Mortgage Corp., 3.5%, 7/1/46	4,637,139
5,682,517	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	6,180,223
5,771,453	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	6,304,683
6,548,535	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	7,095,665
7,533,602	Federal Home Loan Mortgage Corp., 3.5%, 12/1/46	8,238,879
966,690	Federal Home Loan Mortgage Corp., 3.5%, 1/1/47	1,050,781
448,262	Federal Home Loan Mortgage Corp., 3.5%, 6/1/47	487,263
6,108,930	Federal Home Loan Mortgage Corp., 4.0%, 11/1/41	6,908,654
126,975	Federal Home Loan Mortgage Corp., 4.0%, 6/1/42	138,677
56,388	Federal Home Loan Mortgage Corp., 4.0%, 7/1/42	61,690
2,400,518	Federal Home Loan Mortgage Corp., 4.0%, 10/1/42	2,646,432
42,939	Federal Home Loan Mortgage Corp., 4.0%, 11/1/42	47,123
216,525	Federal Home Loan Mortgage Corp., 4.0%, 5/1/46	233,516
437,568	Federal Home Loan Mortgage Corp., 4.0%, 5/1/46	476,102
2,155,962	Federal Home Loan Mortgage Corp., 4.0%, 6/1/46	2,330,750
2,880,600	Federal Home Loan Mortgage Corp., 4.0%, 7/1/46	3,130,955
1,969,514	Federal Home Loan Mortgage Corp., 4.0%, 8/1/46	2,126,251
53,811	Federal Home Loan Mortgage Corp., 4.0%, 10/1/46	57,448
879,139	Federal Home Loan Mortgage Corp., 4.0%, 3/1/47	952,123
1,275,513	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	1,392,331
1,409,224	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	1,524,929
3,331,596	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	3,583,908
3,727,615	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	4,038,893
4,289,928	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	4,613,936
3,880,161	Federal Home Loan Mortgage Corp., 4.0%, 5/1/47	4,172,002
552,893	Federal Home Loan Mortgage Corp., 4.0%, 6/1/47	593,632
972,383	Federal Home Loan Mortgage Corp., 4.0%, 7/1/47	1,046,614
3,136,517	Federal Home Loan Mortgage Corp., 4.0%, 10/1/47	3,358,110
570,755	Federal Home Loan Mortgage Corp., 4.0%, 5/1/49	608,680

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 65

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,405,737	Federal Home Loan Mortgage Corp., 4.5%, 11/1/40	$ 1,573,351
874,299	Federal Home Loan Mortgage Corp., 4.5%, 3/1/42	977,872
89,034	Federal Home Loan Mortgage Corp., 4.5%, 11/1/43	99,857
846,453	Federal Home Loan Mortgage Corp., 4.5%, 6/1/49	918,180
684,861	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	742,128
4,573,639	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	4,960,403
2,501,925	Federal Home Loan Mortgage Corp., 4.5%, 8/1/49	2,713,087
425	Federal Home Loan Mortgage Corp., 5.0%, 12/1/21	445
6,294	Federal Home Loan Mortgage Corp., 5.0%, 11/1/34	7,322
51,086	Federal Home Loan Mortgage Corp., 5.0%, 6/1/35	56,545
168,142	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	195,487
163,787	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	190,386
1,238	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	1,440
3,293	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	3,830
2,872,011	Federal Home Loan Mortgage Corp., 5.0%, 9/1/49	3,170,949
635,808	Federal Home Loan Mortgage Corp., 5.0%, 10/1/49	702,594
6,487,280	Federal Home Loan Mortgage Corp., 5.0%, 10/1/49	7,169,402
11,682,330	Federal Home Loan Mortgage Corp., 5.0%, 12/1/49	12,904,462
101,075	Federal Home Loan Mortgage Corp., 5.5%, 9/1/33	117,797
5,237	Federal Home Loan Mortgage Corp., 5.5%, 1/1/34	6,108
4,664	Federal Home Loan Mortgage Corp., 5.5%, 11/1/34	5,208
52,486	Federal Home Loan Mortgage Corp., 5.5%, 11/1/34	61,562
51,530	Federal Home Loan Mortgage Corp., 5.5%, 8/1/35	58,064
16,936	Federal Home Loan Mortgage Corp., 5.5%, 11/1/35	19,915
569,403	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	669,162
37,707	Federal Home Loan Mortgage Corp., 6.0%, 1/1/33	42,408
46,324	Federal Home Loan Mortgage Corp., 6.0%, 1/1/33	53,278
1,939	Federal Home Loan Mortgage Corp., 6.0%, 2/1/33	2,226
23,083	Federal Home Loan Mortgage Corp., 6.0%, 2/1/33	27,291
9,466	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	10,635
75,160	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	89,363
52,836	Federal Home Loan Mortgage Corp., 6.0%, 9/1/33	63,517
6,045	Federal Home Loan Mortgage Corp., 6.0%, 11/1/33	6,983
21,348	Federal Home Loan Mortgage Corp., 6.0%, 11/1/33	24,501
7,692	Federal Home Loan Mortgage Corp., 6.0%, 12/1/33	8,644
103,159	Federal Home Loan Mortgage Corp., 6.0%, 12/1/33	116,766
15,093	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	18,145
30,742	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	34,894
29,619	Federal Home Loan Mortgage Corp., 6.0%, 5/1/34	33,282
208,539	Federal Home Loan Mortgage Corp., 6.0%, 5/1/34	249,061

The accompanying notes are an integral part of these financial statements.
66 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
39,437	Federal Home Loan Mortgage Corp., 6.0%, 8/1/34	$ 44,641
13,811	Federal Home Loan Mortgage Corp., 6.0%, 4/1/35	15,526
41,739	Federal Home Loan Mortgage Corp., 6.0%, 6/1/35	46,922
44,764	Federal Home Loan Mortgage Corp., 6.0%, 4/1/36	50,758
5,506	Federal Home Loan Mortgage Corp., 6.0%, 7/1/36	6,596
29,387	Federal Home Loan Mortgage Corp., 6.0%, 7/1/36	33,070
12,640	Federal Home Loan Mortgage Corp., 6.0%, 12/1/36	14,710
30,697	Federal Home Loan Mortgage Corp., 6.0%, 1/1/38	36,235
41,703	Federal Home Loan Mortgage Corp., 6.0%, 7/1/38	47,941
200	Federal Home Loan Mortgage Corp., 6.5%, 11/1/30	226
128	Federal Home Loan Mortgage Corp., 6.5%, 1/1/31	143
280	Federal Home Loan Mortgage Corp., 6.5%, 3/1/31	314
1,061	Federal Home Loan Mortgage Corp., 6.5%, 3/1/31	1,189
3,842	Federal Home Loan Mortgage Corp., 6.5%, 5/1/31	4,306
4,274	Federal Home Loan Mortgage Corp., 6.5%, 5/1/31	4,790
352	Federal Home Loan Mortgage Corp., 6.5%, 8/1/31	394
3,259	Federal Home Loan Mortgage Corp., 6.5%, 8/1/31	3,653
6,124	Federal Home Loan Mortgage Corp., 6.5%, 7/1/32	7,014
66	Federal Home Loan Mortgage Corp., 6.5%, 1/1/33	74
17,923	Federal Home Loan Mortgage Corp., 6.5%, 10/1/33	21,342
4,039	Federal Home Loan Mortgage Corp., 7.0%, 8/1/22	4,072
15,718	Federal Home Loan Mortgage Corp., 7.0%, 9/1/22	15,866
1,451	Federal Home Loan Mortgage Corp., 7.0%, 11/1/30	1,684
316	Federal Home Loan Mortgage Corp., 7.0%, 6/1/31	317
71,347	Federal Home Loan Mortgage Corp., 7.0%, 10/1/46	74,549
5,885	Fannie Mae, 4.0%, 10/1/25	6,248
2,438,461	Fannie Mae, 4.5%, 4/1/50	2,689,216
1,973	Fannie Mae, 5.0%, 9/1/22	2,069
745,367	Freddie Mac Pool, 4.5%, 11/1/48	808,523
17,810,000	Government National Mortgage Association, 2.0%,
	1/15/51 (TBA)	18,624,668
45,750,000	Government National Mortgage Association, 2.5%,
	1/1/51 (TBA)	48,430,664
23,000,000	Government National Mortgage Association, 3.0%,
	2/1/51 (TBA)	24,065,547
4,495,602	Government National Mortgage Association I,
	3.5%, 11/15/41	4,807,030
3,278,944	Government National Mortgage Association I,
	3.5%, 7/15/42	3,503,601
786,970	Government National Mortgage Association I,
	3.5%, 10/15/42	838,929

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 67

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
622,475	Government National Mortgage Association I,
	3.5%, 1/15/44	$ 715,108
3,964,859	Government National Mortgage Association I, 3.5%, 1/15/45	4,226,467
1,455,691	Government National Mortgage Association I, 3.5%, 8/15/46	1,544,197
6,902	Government National Mortgage Association I, 4.0%, 5/15/39	7,326
1,807	Government National Mortgage Association I, 4.0%, 6/15/39	1,946
2,742	Government National Mortgage Association I, 4.0%, 8/15/40	2,961
207,381	Government National Mortgage Association I, 4.0%, 8/15/40	222,168
3,189	Government National Mortgage Association I, 4.0%, 9/15/40	3,483
3,321	Government National Mortgage Association I,
	4.0%, 10/15/40	3,612
5,609	Government National Mortgage Association I,
	4.0%, 11/15/40	5,945
12,289	Government National Mortgage Association I,
	4.0%, 11/15/40	13,226
32,090	Government National Mortgage Association I,
	4.0%, 11/15/40	35,042
10,592	Government National Mortgage Association I, 4.0%, 1/15/41	11,515
37,014	Government National Mortgage Association I, 4.0%, 1/15/41	40,420
5,092	Government National Mortgage Association I, 4.0%, 2/15/41	5,561
25,516	Government National Mortgage Association I, 4.0%, 6/15/41	27,257
70,961	Government National Mortgage Association I, 4.0%, 7/15/41	76,777
176,842	Government National Mortgage Association I, 4.0%, 9/15/41	191,396
5,085	Government National Mortgage Association I,
	4.0%, 10/15/41	5,387
5,297	Government National Mortgage Association I,
	4.0%, 10/15/41	5,702
2,483	Government National Mortgage Association I,
	4.0%, 11/15/41	2,673
2,774	Government National Mortgage Association I,
	4.0%, 11/15/41	2,943
2,657	Government National Mortgage Association I,
	4.0%, 12/15/41	2,870
14,388	Government National Mortgage Association I, 4.0%, 2/15/42	15,705
555,941	Government National Mortgage Association I, 4.0%, 8/15/43	601,702
8,410	Government National Mortgage Association I,
	4.0%, 11/15/43	8,920
5,632	Government National Mortgage Association I, 4.0%, 3/15/44	6,087
60,006	Government National Mortgage Association I, 4.0%, 3/15/44	64,947
302,227	Government National Mortgage Association I, 4.0%, 3/15/44	326,620
1,663,240	Government National Mortgage Association I, 4.0%, 3/15/44	1,797,491
3,154	Government National Mortgage Association I, 4.0%, 4/15/44	3,344

The accompanying notes are an integral part of these financial statements.
68 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
12,020	Government National Mortgage Association I,
	4.0%, 4/15/44	$ 12,991
1,140,947	Government National Mortgage Association I, 4.0%, 4/15/44	1,233,039
213,506	Government National Mortgage Association I, 4.0%, 8/15/44	233,271
30,686	Government National Mortgage Association I, 4.0%, 9/15/44	33,474
92,329	Government National Mortgage Association I, 4.0%, 9/15/44	98,753
115,713	Government National Mortgage Association I, 4.0%, 9/15/44	125,546
286,319	Government National Mortgage Association I, 4.0%, 9/15/44	311,422
929,358	Government National Mortgage Association I, 4.0%, 9/15/44	1,004,377
31,971	Government National Mortgage Association I, 4.0%, 10/15/44	33,947
196,623	Government National Mortgage Association I, 4.0%, 11/15/44	213,372
849,127	Government National Mortgage Association I, 4.0%, 12/15/44	914,774
169,705	Government National Mortgage Association I, 4.0%, 1/15/45	179,826
262,313	Government National Mortgage Association I, 4.0%, 1/15/45	286,468
762,788	Government National Mortgage Association I, 4.0%, 1/15/45	814,289
1,139,285	Government National Mortgage Association I, 4.0%, 1/15/45	1,238,799
736,387	Government National Mortgage Association I, 4.0%, 2/15/45	800,039
796,417	Government National Mortgage Association I, 4.0%, 2/15/45	857,613
27,823	Government National Mortgage Association I, 4.0%, 3/15/45	29,493
1,438,241	Government National Mortgage Association I, 4.0%, 3/15/45	1,560,165
1,561,925	Government National Mortgage Association I, 4.0%, 4/15/45	1,688,012
913,158	Government National Mortgage Association I, 4.0%, 5/15/45	989,301
2,339,255	Government National Mortgage Association I, 4.0%, 6/15/45	2,530,789
339,503	Government National Mortgage Association I, 4.0%, 7/15/45	374,301
355,858	Government National Mortgage Association I, 4.0%, 8/15/45	387,542
81,969	Government National Mortgage Association I, 4.5%, 6/15/25	85,856
27,850	Government National Mortgage Association I, 4.5%, 7/15/33	31,017
96,089	Government National Mortgage Association I, 4.5%, 9/15/33	107,219
80,294	Government National Mortgage Association I, 4.5%, 10/15/33	88,439
101,196	Government National Mortgage Association I, 4.5%, 10/15/33	112,750
8,482	Government National Mortgage Association I, 4.5%, 2/15/34	9,349
13,883	Government National Mortgage Association I, 4.5%, 3/15/35	15,308
22,499	Government National Mortgage Association I, 4.5%, 3/15/35	24,804
82,532	Government National Mortgage Association I, 4.5%, 4/15/35	91,241
36,852	Government National Mortgage Association I, 4.5%, 10/15/35	41,219
43,446	Government National Mortgage Association I, 4.5%, 4/15/38	47,876
505,639	Government National Mortgage Association I, 4.5%, 12/15/39	561,218
203,551	Government National Mortgage Association I, 4.5%, 1/15/40	230,451
110,820	Government National Mortgage Association I, 4.5%, 9/15/40	123,875
414,677	Government National Mortgage Association I, 4.5%, 10/15/40	464,684

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 69

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
278,975	Government National Mortgage Association I,
	4.5%, 4/15/41	$ 311,192
484,123	Government National Mortgage Association I, 4.5%, 5/15/41	542,515
492,788	Government National Mortgage Association I, 4.5%, 6/15/41	552,700
171,141	Government National Mortgage Association I, 4.5%, 7/15/41	191,548
222,848	Government National Mortgage Association I, 4.5%, 8/15/41	248,196
39,064	Government National Mortgage Association I, 5.0%, 7/15/33	44,424
34,285	Government National Mortgage Association I, 5.0%, 9/15/33	39,276
38,393	Government National Mortgage Association I, 5.0%, 4/15/34	43,983
235,525	Government National Mortgage Association I, 5.0%, 4/15/35	271,429
85,899	Government National Mortgage Association I, 5.0%, 7/15/40	97,385
37,424	Government National Mortgage Association I, 5.5%, 1/15/29	41,532
6,859	Government National Mortgage Association I, 5.5%, 6/15/33	7,788
32,271	Government National Mortgage Association I, 5.5%, 7/15/33	37,209
34,669	Government National Mortgage Association I, 5.5%, 7/15/33	40,075
9,947	Government National Mortgage Association I, 5.5%, 8/15/33	11,487
17,801	Government National Mortgage Association I, 5.5%, 8/15/33	20,631
59,745	Government National Mortgage Association I, 5.5%, 8/15/33	67,181
23,828	Government National Mortgage Association I, 5.5%, 9/15/33	26,457
28,940	Government National Mortgage Association I, 5.5%, 9/15/33	32,215
26,182	Government National Mortgage Association I, 5.5%, 10/15/33	29,394
31,995	Government National Mortgage Association I, 5.5%, 10/15/33	37,099
154,406	Government National Mortgage Association I, 5.5%, 7/15/34	177,602
19,918	Government National Mortgage Association I, 5.5%, 10/15/34	22,438
228,234	Government National Mortgage Association I, 5.5%, 11/15/34	267,572
76,638	Government National Mortgage Association I, 5.5%, 1/15/35	88,467
11,940	Government National Mortgage Association I, 5.5%, 2/15/35	13,423
33,518	Government National Mortgage Association I, 5.5%, 2/15/35	37,232
27,289	Government National Mortgage Association I, 5.5%, 6/15/35	30,294
221,904	Government National Mortgage Association I, 5.5%, 7/15/35	260,876
24,651	Government National Mortgage Association I, 5.5%, 10/15/35	28,384
57,048	Government National Mortgage Association I, 5.5%, 10/15/35	65,211
19,586	Government National Mortgage Association I, 5.5%, 2/15/37	23,067
50,177	Government National Mortgage Association I, 6.0%, 12/15/23	53,454
3,516	Government National Mortgage Association I, 6.0%, 1/15/24	3,942
18,912	Government National Mortgage Association I, 6.0%, 4/15/28	21,748
85,431	Government National Mortgage Association I, 6.0%, 9/15/28	97,695
3,690	Government National Mortgage Association I, 6.0%, 10/15/28	4,157

The accompanying notes are an integral part of these financial statements.
70 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
28,602	Government National Mortgage Association I,
	6.0%, 2/15/29	$ 32,397
34,304	Government National Mortgage Association I, 6.0%, 2/15/29	40,479
10,224	Government National Mortgage Association I, 6.0%, 11/15/31	12,172
735	Government National Mortgage Association I, 6.0%, 3/15/32	870
3,137	Government National Mortgage Association I, 6.0%, 8/15/32	3,789
33,571	Government National Mortgage Association I, 6.0%, 9/15/32	37,886
63,874	Government National Mortgage Association I, 6.0%, 9/15/32	71,757
76,203	Government National Mortgage Association I, 6.0%, 9/15/32	85,599
5,383	Government National Mortgage Association I, 6.0%, 10/15/32	6,046
20,505	Government National Mortgage Association I, 6.0%, 10/15/32	23,677
3,603	Government National Mortgage Association I, 6.0%, 11/15/32	4,051
5,414	Government National Mortgage Association I, 6.0%, 11/15/32	6,092
6,673	Government National Mortgage Association I, 6.0%, 12/15/32	7,552
6,833	Government National Mortgage Association I, 6.0%, 12/15/32	7,888
43,638	Government National Mortgage Association I, 6.0%, 12/15/32	49,210
62,436	Government National Mortgage Association I, 6.0%, 12/15/32	70,121
92,615	Government National Mortgage Association I, 6.0%, 12/15/32	104,040
145,845	Government National Mortgage Association I, 6.0%, 12/15/32	164,465
165,769	Government National Mortgage Association I, 6.0%, 12/15/32	186,866
23,001	Government National Mortgage Association I, 6.0%, 1/15/33	26,445
81,412	Government National Mortgage Association I, 6.0%, 1/15/33	98,373
14,571	Government National Mortgage Association I, 6.0%, 2/15/33	17,628
45,901	Government National Mortgage Association I, 6.0%, 2/15/33	51,654
48,148	Government National Mortgage Association I, 6.0%, 2/15/33	56,599
72,070	Government National Mortgage Association I, 6.0%, 2/15/33	83,090
22,839	Government National Mortgage Association I, 6.0%, 3/15/33	25,754
30,856	Government National Mortgage Association I, 6.0%, 3/15/33	36,054
44,581	Government National Mortgage Association I, 6.0%, 3/15/33	50,249
54,027	Government National Mortgage Association I, 6.0%, 3/15/33	64,894
58,836	Government National Mortgage Association I, 6.0%, 3/15/33	71,154
78,820	Government National Mortgage Association I, 6.0%, 3/15/33	94,320
117,352	Government National Mortgage Association I, 6.0%, 3/15/33	141,829
230,823	Government National Mortgage Association I, 6.0%, 3/15/33	277,258
5,364	Government National Mortgage Association I, 6.0%, 4/15/33	6,027
10,429	Government National Mortgage Association I, 6.0%, 4/15/33	11,711
24,571	Government National Mortgage Association I, 6.0%, 4/15/33	27,706
15,700	Government National Mortgage Association I, 6.0%, 5/15/33	17,660
74,106	Government National Mortgage Association I, 6.0%, 5/15/33	85,090

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 71

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
5,940	Government National Mortgage Association I, 6.0%, 6/15/33	$ 7,186
2,326	Government National Mortgage Association I, 6.0%, 9/15/33	2,613
6,823	Government National Mortgage Association I, 6.0%, 9/15/33	7,664
31,237	Government National Mortgage Association I, 6.0%, 9/15/33	37,456
20,604	Government National Mortgage Association I, 6.0%, 10/15/33	23,780
41,770	Government National Mortgage Association I, 6.0%, 11/15/33	46,914
108,149	Government National Mortgage Association I, 6.0%, 3/15/34	125,942
26,427	Government National Mortgage Association I, 6.0%, 6/15/34	31,790
19,040	Government National Mortgage Association I, 6.0%, 8/15/34	23,035
39,807	Government National Mortgage Association I, 6.0%, 8/15/34	44,720
13,892	Government National Mortgage Association I, 6.0%, 9/15/34	16,444
33,286	Government National Mortgage Association I, 6.0%, 9/15/34	37,459
75,117	Government National Mortgage Association I, 6.0%, 9/15/34	90,539
39,680	Government National Mortgage Association I, 6.0%, 10/15/34	44,918
42,499	Government National Mortgage Association I, 6.0%, 10/15/34	47,829
88,486	Government National Mortgage Association I, 6.0%, 10/15/34	99,537
64,288	Government National Mortgage Association I, 6.0%, 11/15/34	74,462
375,104	Government National Mortgage Association I, 6.0%, 9/15/35	441,178
110,815	Government National Mortgage Association I, 6.0%, 8/15/36	133,857
54,864	Government National Mortgage Association I, 6.0%, 10/15/36	64,943
21,653	Government National Mortgage Association I, 6.0%, 11/15/37	25,982
12,774	Government National Mortgage Association I, 6.0%, 8/15/38	14,375
6,542	Government National Mortgage Association I, 6.5%, 10/15/24	7,009
4,997	Government National Mortgage Association I, 6.5%, 4/15/28	5,550
26,885	Government National Mortgage Association I, 6.5%, 4/15/28	29,859
4,433	Government National Mortgage Association I, 6.5%, 6/15/28	5,074
3,882	Government National Mortgage Association I, 6.5%, 8/15/28	4,312
1,880	Government National Mortgage Association I, 6.5%, 10/15/28	2,090
7,075	Government National Mortgage Association I, 6.5%, 10/15/28	7,858
16,610	Government National Mortgage Association I, 6.5%, 1/15/29	18,448
780	Government National Mortgage Association I, 6.5%, 2/15/29	867
3,414	Government National Mortgage Association I, 6.5%, 2/15/29	3,792
5,977	Government National Mortgage Association I, 6.5%, 2/15/29	6,638
2,118	Government National Mortgage Association I, 6.5%, 3/15/29	2,352
2,438	Government National Mortgage Association I, 6.5%, 3/15/29	2,707
5,332	Government National Mortgage Association I, 6.5%, 3/15/29	5,997
12,808	Government National Mortgage Association I, 6.5%, 3/15/29	14,225
45,565	Government National Mortgage Association I, 6.5%, 3/15/29	50,606
900	Government National Mortgage Association I, 6.5%, 5/15/29	1,000
1,170	Government National Mortgage Association I, 6.5%, 5/15/29	1,300

The accompanying notes are an integral part of these financial statements.
72 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
28,693	Government National Mortgage Association I, 6.5%, 5/15/29	$ 33,322
18,897	Government National Mortgage Association I, 6.5%, 6/15/29	20,988
24,721	Government National Mortgage Association I, 6.5%, 4/15/31	29,030
7,687	Government National Mortgage Association I, 6.5%, 5/15/31	9,088
8,241	Government National Mortgage Association I, 6.5%, 5/15/31	9,819
31,775	Government National Mortgage Association I, 6.5%, 5/15/31	36,074
4,205	Government National Mortgage Association I, 6.5%, 6/15/31	4,787
10,789	Government National Mortgage Association I, 6.5%, 7/15/31	11,982
22,840	Government National Mortgage Association I, 6.5%, 8/15/31	26,049
9,345	Government National Mortgage Association I, 6.5%, 9/15/31	10,393
3,729	Government National Mortgage Association I, 6.5%, 10/15/31	4,142
3,768	Government National Mortgage Association I, 6.5%, 10/15/31	4,238
37,842	Government National Mortgage Association I, 6.5%, 10/15/31	42,486
2,436	Government National Mortgage Association I, 6.5%, 11/15/31	2,705
36,448	Government National Mortgage Association I, 6.5%, 11/15/31	40,480
13,928	Government National Mortgage Association I, 6.5%, 1/15/32	15,469
55,258	Government National Mortgage Association I, 6.5%, 1/15/32	64,074
2,658	Government National Mortgage Association I, 6.5%, 2/15/32	2,952
9,264	Government National Mortgage Association I, 6.5%, 2/15/32	10,729
11,312	Government National Mortgage Association I, 6.5%, 2/15/32	13,200
16,518	Government National Mortgage Association I, 6.5%, 2/15/32	18,995
16,772	Government National Mortgage Association I, 6.5%, 2/15/32	18,627
8,414	Government National Mortgage Association I, 6.5%, 3/15/32	9,490
62,551	Government National Mortgage Association I, 6.5%, 3/15/32	71,613
3,443	Government National Mortgage Association I, 6.5%, 4/15/32	3,824
5,970	Government National Mortgage Association I, 6.5%, 4/15/32	6,822
7,686	Government National Mortgage Association I, 6.5%, 4/15/32	8,774
25,699	Government National Mortgage Association I, 6.5%, 4/15/32	30,426
2,731	Government National Mortgage Association I, 6.5%, 5/15/32	3,080
4,298	Government National Mortgage Association I, 6.5%, 5/15/32	4,773
5,775	Government National Mortgage Association I, 6.5%, 5/15/32	6,886
6,309	Government National Mortgage Association I, 6.5%, 5/15/32	7,174
2,240	Government National Mortgage Association I, 6.5%, 6/15/32	2,488
8,162	Government National Mortgage Association I, 6.5%, 6/15/32	9,357
8,599	Government National Mortgage Association I, 6.5%, 6/15/32	9,551
7,429	Government National Mortgage Association I, 6.5%, 7/15/32	8,251
8,357	Government National Mortgage Association I, 6.5%, 7/15/32	9,524
77,663	Government National Mortgage Association I, 6.5%, 7/15/32	91,120
3,209	Government National Mortgage Association I, 6.5%, 8/15/32	3,690

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 73

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
17,666	Government National Mortgage Association I, 6.5%, 8/15/32	$ 20,710
28,258	Government National Mortgage Association I, 6.5%, 8/15/32	32,322
11,523	Government National Mortgage Association I, 6.5%, 9/15/32	13,398
30,972	Government National Mortgage Association I, 6.5%, 9/15/32	34,399
31,376	Government National Mortgage Association I, 6.5%, 9/15/32	36,103
34,947	Government National Mortgage Association I, 6.5%, 10/15/32	38,813
27,247	Government National Mortgage Association I, 6.5%, 11/15/32	32,536
165,604	Government National Mortgage Association I, 6.5%, 12/15/32	196,165
1,817	Government National Mortgage Association I, 6.5%, 1/15/33	2,129
182,383	Government National Mortgage Association I, 6.5%, 1/15/33	218,132
16,972	Government National Mortgage Association I, 6.5%, 5/15/33	18,849
1,341	Government National Mortgage Association I, 6.5%, 10/15/33	1,538
96,342	Government National Mortgage Association I, 6.5%, 6/15/34	111,242
3,502	Government National Mortgage Association I, 6.5%, 9/15/34	3,890
34,746	Government National Mortgage Association I, 6.5%, 4/15/35	38,590
5,624	Government National Mortgage Association I, 6.5%, 6/15/35	6,246
15,832	Government National Mortgage Association I, 6.5%, 7/15/35	17,583
56,720	Government National Mortgage Association I, 6.5%, 7/15/35	62,995
6,619	Government National Mortgage Association I, 7.0%, 8/15/23	6,948
20,084	Government National Mortgage Association I, 7.0%, 9/15/24	21,599
6,713	Government National Mortgage Association I, 7.0%, 7/15/25	7,157
3,378	Government National Mortgage Association I, 7.0%, 11/15/26	3,766
7,918	Government National Mortgage Association I, 7.0%, 6/15/27	8,847
9,409	Government National Mortgage Association I, 7.0%, 1/15/28	10,476
7,245	Government National Mortgage Association I, 7.0%, 2/15/28	7,571
5,214	Government National Mortgage Association I, 7.0%, 3/15/28	5,218
3,915	Government National Mortgage Association I, 7.0%, 4/15/28	3,930
8,039	Government National Mortgage Association I, 7.0%, 7/15/28	8,972
643	Government National Mortgage Association I, 7.0%, 8/15/28	722
8,137	Government National Mortgage Association I, 7.0%, 11/15/28	9,553
23,413	Government National Mortgage Association I, 7.0%, 11/15/28	27,298
17,306	Government National Mortgage Association I, 7.0%, 4/15/29	18,979
17,453	Government National Mortgage Association I, 7.0%, 4/15/29	18,089
18,109	Government National Mortgage Association I, 7.0%, 5/15/29	18,480
5,190	Government National Mortgage Association I, 7.0%, 7/15/29	5,785
34,164	Government National Mortgage Association I, 7.0%, 11/15/29	38,362
898	Government National Mortgage Association I, 7.0%, 12/15/30	902

The accompanying notes are an integral part of these financial statements.
74 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,559	Government National Mortgage Association I, 7.0%, 12/15/30	$ 1,587
17,461	Government National Mortgage Association I, 7.0%, 12/15/30	20,507
31,483	Government National Mortgage Association I, 7.0%, 12/15/30	31,963
35,506	Government National Mortgage Association I, 7.0%, 1/15/31	35,972
4,396	Government National Mortgage Association I, 7.0%, 3/15/31	4,519
13,750	Government National Mortgage Association I, 7.0%, 6/15/31	16,522
1,656	Government National Mortgage Association I, 7.0%, 7/15/31	1,970
78,732	Government National Mortgage Association I, 7.0%, 8/15/31	94,975
8,908	Government National Mortgage Association I, 7.0%, 9/15/31	9,334
18,635	Government National Mortgage Association I, 7.0%, 9/15/31	21,182
6,811	Government National Mortgage Association I, 7.0%, 11/15/31	7,154
37,217	Government National Mortgage Association I, 7.0%, 3/15/32	42,765
30,484	Government National Mortgage Association I, 7.0%, 4/15/32	35,052
45,336	Government National Mortgage Association I, 7.0%, 5/15/32	55,727
1,574	Government National Mortgage Association I, 7.5%, 3/15/23	1,593
11,967	Government National Mortgage Association I, 7.5%, 10/15/23	12,660
792	Government National Mortgage Association I, 7.5%, 6/15/24	803
5,861	Government National Mortgage Association I, 7.5%, 8/15/25	5,885
2,284	Government National Mortgage Association I, 7.5%, 9/15/25	2,479
3,924	Government National Mortgage Association I, 7.5%, 2/15/27	3,997
16,151	Government National Mortgage Association I, 7.5%, 3/15/27	18,611
25,525	Government National Mortgage Association I, 7.5%, 10/15/27	28,607
11,629	Government National Mortgage Association I, 7.5%, 6/15/29	13,141
2,174	Government National Mortgage Association I, 7.5%, 8/15/29	2,207
6,469	Government National Mortgage Association I, 7.5%, 8/15/29	6,537
11,399	Government National Mortgage Association I, 7.5%, 9/15/29	11,446
11,940	Government National Mortgage Association I, 7.5%, 2/15/31	12,077
13,214	Government National Mortgage Association I, 7.5%, 2/15/31	13,691
5,778	Government National Mortgage Association I, 7.5%, 3/15/31	5,974
17,407	Government National Mortgage Association I, 7.5%, 12/15/31	18,151
1,803	Government National Mortgage Association I, 7.75%, 2/15/30	1,828
212	Government National Mortgage Association I, 8.5%, 8/15/21	213
8	Government National Mortgage Association I, 9.0%, 9/15/21	8
578	Government National Mortgage Association I, 9.0%, 6/15/22	584
329,163	Government National Mortgage Association II, 3.5%, 3/20/45	353,075
299,918	Government National Mortgage Association II, 3.5%, 4/20/45	327,345
523,086	Government National Mortgage Association II, 3.5%, 4/20/45	578,671
799,900	Government National Mortgage Association II, 3.5%, 4/20/45	883,353

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 75

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,052,942	Government National Mortgage Association II, 3.5%, 3/20/46	$ 1,183,892
3,759,347	Government National Mortgage Association II, 4.0%, 7/20/44	4,149,210
134,705	Government National Mortgage Association II, 4.0%, 9/20/44	148,656
904,830	Government National Mortgage Association II, 4.0%, 10/20/44	998,361
3,137,805	Government National Mortgage Association II, 4.0%, 10/20/46	3,425,154
1,396,526	Government National Mortgage Association II, 4.0%, 2/20/48	1,549,866
1,665,493	Government National Mortgage Association II, 4.0%, 4/20/48	1,849,179
32,856	Government National Mortgage Association II, 4.5%, 12/20/34	36,626
135,101	Government National Mortgage Association II, 4.5%, 1/20/35	150,785
23,981	Government National Mortgage Association II, 4.5%, 3/20/35	26,782
630,146	Government National Mortgage Association II, 4.5%, 9/20/41	702,038
2,450,720	Government National Mortgage Association II, 4.5%, 9/20/44	2,597,757
898,260	Government National Mortgage Association II, 4.5%, 10/20/44	1,000,749
1,879,929	Government National Mortgage Association II, 4.5%, 11/20/44	2,098,719
3,233,310	Government National Mortgage Association II, 4.5%, 2/20/48	3,518,479
101,511	Government National Mortgage Association II, 5.5%, 3/20/34	118,568
84,079	Government National Mortgage Association II, 5.5%, 4/20/34	98,260
41,711	Government National Mortgage Association II, 5.5%, 10/20/37	46,149
60,076	Government National Mortgage Association II, 5.75%, 6/20/33	66,572
19,027	Government National Mortgage Association II, 5.9%, 1/20/28	21,125
34,148	Government National Mortgage Association II, 5.9%, 7/20/28	37,615
9,793	Government National Mortgage Association II, 6.0%, 10/20/31	11,137
46,428	Government National Mortgage Association II, 6.0%, 1/20/33	54,484
51,706	Government National Mortgage Association II, 6.0%, 10/20/33	60,033
29,985	Government National Mortgage Association II, 6.0%, 6/20/34	35,068
69,356	Government National Mortgage Association II, 6.45%, 1/20/33	75,851
5,676	Government National Mortgage Association II, 6.5%, 1/20/24	5,931
20,554	Government National Mortgage Association II, 6.5%, 8/20/28	23,509
995	Government National Mortgage Association II, 6.5%, 2/20/29	1,154
371	Government National Mortgage Association II, 6.5%, 3/20/29	427
12,022	Government National Mortgage Association II, 6.5%, 4/20/29	13,809
6,704	Government National Mortgage Association II, 6.5%, 4/20/31	7,840
4,671	Government National Mortgage Association II, 6.5%, 6/20/31	5,544
22,697	Government National Mortgage Association II, 6.5%, 10/20/32	26,878
31,402	Government National Mortgage Association II, 6.5%, 3/20/34	37,573
3,298	Government National Mortgage Association II, 7.0%, 5/20/26	3,619

The accompanying notes are an integral part of these financial statements.
76 Pioneer Bond Fund | Semiannual Report | 12/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
9,475	Government National Mortgage Association II, 7.0%, 8/20/27	$ 10,789
9,693	Government National Mortgage Association II, 7.0%, 6/20/28	11,146
35,308	Government National Mortgage Association II, 7.0%, 11/20/28	40,784
37,850	Government National Mortgage Association II, 7.0%, 1/20/29	43,910
3,484	Government National Mortgage Association II, 7.0%, 2/20/29	3,985
971	Government National Mortgage Association II, 7.0%, 12/20/30	1,136
5,310	Government National Mortgage Association II, 7.0%, 1/20/31	6,241
2,672	Government National Mortgage Association II, 7.0%, 3/20/31	3,179
16,014	Government National Mortgage Association II, 7.0%, 7/20/31	19,377
5,826	Government National Mortgage Association II, 7.0%, 11/20/31	6,917
6,445	Government National Mortgage Association II, 7.5%, 5/20/30	7,699
1,853	Government National Mortgage Association II, 7.5%, 6/20/30	2,205
2,914	Government National Mortgage Association II, 7.5%, 7/20/30	3,390
6,113	Government National Mortgage Association II, 7.5%, 8/20/30	7,373
3,155	Government National Mortgage Association II, 7.5%, 12/20/30	3,790
7	Government National Mortgage Association II, 8.0%, 5/20/25	7
630	Government National Mortgage Association II, 9.0%, 3/20/22	633
78	Government National Mortgage Association II, 9.0%, 4/20/22	78
1,306	Government National Mortgage Association II, 9.0%, 11/20/24	1,312
334,647	New Valley Generation V, 4.929%, 1/15/21	335,256
100,000,000(j)	U.S. Treasury Bills, 1/26/21	99,997,097
100,000,000(j)	U.S. Treasury Bills, 1/28/21	99,996,167
120,000,000(j)	U.S. Treasury Bills, 2/4/21	119,994,317
17,574,380	U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	20,935,709
33,497,267	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	46,611,360
52,934,171	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	74,502,089
31,428,700	U.S. Treasury Notes, 0.625%, 8/15/30	30,642,982
44,400,000	U.S. Treasury Notes, 0.125%, 10/31/22	44,406,938
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $1,664,346,877)	$ 1,720,964,523
	TEMPORARY CASH INVESTMENTS — 1.6% of
	Net Assets
	REPURCHASE AGREEMENTS — 1.6%
24,110,000	$24,110,000 ScotiaBank, 0.07%, dated 12/31/20 plus
	accrued interest on 1/4/21 collateralized by the
	following:
	$7,344,298 Freddie Mac Giant, 1.9-3%, 10/1/49-50.
	$2,938,104 Federal National Mortgage Association,
	1.9-4.5%, 10/1/27-7/1/50.
	$14,309,990 U.S. Treasury Notes, 0.0%, 4/1/21-6/3/21.	$ 24,110,000

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 77

Schedule of Investments | 12/31/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
REPURCHASE AGREEMENTS — (continued)
24,110,000	$24,110,000 RBC Capital Markets LLC, 0.07%, dated
12/31/20 plus accrued interest on 1/4/21 collateralized
by the following:
$5,899,834 Freddie Mac Giant, 2-4.5%, 6/1/47-10/1/50.
$9,160,253 Federal National Mortgage Association,
2.5-4%, 2/1/47-1/1/58.
$9,532,305 Government National Mortgage Association,
	2.5-3.5%, 6/20/50-12/20/50.	$ 24,110,000
22,055,000	$22,055,000 TD Securities USA LLC, 0.07%, dated
12/31/20 plus accrued interest on 1/4/21 collateralized
	by $22,496,231 U.S. Treasury Bond, 6.8%, 8/15/26.	22,055,000
22,055,000	$22,055,000 TD Securities USA LLC, 0.05%, dated
12/31/20 plus accrued interest on 1/4/21 collateralized
by $22,496,100 Government National Mortgage
	Association, 4-4.5%, 9/20/40/-10/20/43.	22,055,000
$ 92,330,000
TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $92,330,000)	$ 92,330,000
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 102.4%
	(Cost $5,765,360,635)	$ 6,050,314,625
	OTHER ASSETS AND LIABILITIES — (2.4)%	$ (143,496,202)
	NET ASSETS — 100.0%	$ 5,906,818,423

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily Small Balance Certificates.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2020, the value of these securities amounted to $2,485,602,583, or 42.1% of net assets.

(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.
78 Pioneer Bond Fund | Semiannual Report | 12/31/20

*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2020.

+	Security that used significant unobservable inputs to determine its value.
(a)	Security is perpetual in nature and has no stated maturity date.
(b)	Floating rate note. Coupon rate, reference index and spread shown at December 31, 2020.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2020.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2020.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Issued as participation notes.
(g)	Non-income producing security.
(h)	Issued as preference shares.
(i)	Consists of Revenue Bonds unless otherwise indicated.
(j)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(k)	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Acorn Re	7/3/2018	$1,148,358	$1,151,725
Adare Re 2020	12/30/2019	2,511,250	2,629,604
Ailsa Re 2019	6/4/2019	2,500,000	2,605,612
Alturas Re 2019-2	12/20/2018	2,200	18,145
Alturas Re 2019-2	12/19/2018	34,018	157,966
Alturas Re 2019-3	6/26/2019	24,550	40,274
Alturas Re 2020-1A	12/27/2019	440,000	307,868
Alturas Re 2020-1B	1/1/2020	560,000	391,832
Alturas Re 2020-2	12/23/2019	4,500,000	4,817,250
Alturas Re 2020-3	8/3/2020	225,450	233,972
Ballybunion Re	12/31/2019	8,021,543	8,360,445
Bantry Re 2016	2/6/2019	161,200	161,200
Bantry Re 2017	2/6/2019	87,696	87,662
Bantry Re 2018	2/6/2019	22,757	22,800
Bantry Re 2019	2/1/2019	—	169,818
Bantry Re 2020	2/4/2020	4,776,758	5,209,824
Berwick Re 2017-1	1/5/2017	66,325	66,200
Berwick Re 2018-1	1/10/2018	1,941,780	1,240,399
Berwick Re 2019-1	12/31/2018	870,105	870,167
Berwick Re 2020-1	9/24/2020	3,000,000	3,357,090
Berwick Re 2021-1	12/28/2020	984,762	984,762
Blue Lotus Re 2018	12/20/2017	—	18,000
Bonanza RE	2/13/2020	500,000	502,150
Bonanza Re Ltd.	12/15/2020	1,000,000	999,500
Bowline Re	5/10/2018	2,000,000	2,005,400
Caelus Re V	4/27/2017	500,000	465,000
Caelus Re VI	2/20/2020	500,000	508,050

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 79

Schedule of Investments | 12/31/20
(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Carnoustie Re 2017	1/3/2017	$1,069,907	$593,100
Carnoustie Re 2019	12/31/2018	—	2,166
Carnoustie Re 2020	7/16/2020	2,000,000	2,180,200
Castle Stuart Re 2018	12/20/2017	398,465	136,961
Cedar Re 2020	7/31/2020	3,111,762	3,239,034
Celtic Manor Re 2020	12/2/2020	3,426,440	3,600,000
Denning Re	11/9/2020	2,937,354	2,981,440
Dingle Re 2019	3/4/2019	—	12,315
Dingle Re 2020	2/13/2020	698,625	775,870
Easton Re Pte Ltd.	12/15/2020	2,500,000	2,499,750
Eden Re II	12/14/2018	1,728	22,411
Eden Re II	1/22/2019	6,926	230,085
Eden Re II	12/23/2019	6,400,000	7,301,120
Eden Re II	12/16/2019	2,100,000	2,396,940
Eden Re II	12/15/2017	7,470	86,064
Eden Re II	1/23/2018	4,295	123,448
FloodSmart Re	4/10/2019	250,000	248,900
Formby Re 2018	7/9/2018	222,074	265,374
Four Lakes Re Ltd.	11/5/2020	2,000,000	1,997,200
Four Lakes Re, Ltd.	11/5/2020	1,750,000	1,749,300
Galilei Re	1/4/2017	1,200,000	1,199,880
Galilei Re	1/4/2017	1,500,000	1,500,000
Galilei Re 2017	6/12/2020	299,814	299,940
Gleneagles Re 2016	1/14/2016	—	109,200
Gleneagles Re 2018	12/27/2017	80,273	118,300
Gleneagles Re 2019	12/31/2018	—	19,818
Gleneagles Re 2020	6/16/2020	1,250,000	1,365,184
Gullane Re 2018	3/26/2018	2,018,740	2,182,923
Harambee Re 2018	12/19/2017	156,092	37,200
Harambee Re 2019	12/20/2018	—	81,000
Harambee Re 2020	2/27/2020	4,000,000	4,287,200
Herbie Re Ltd.	10/19/2020	500,000	505,700
Hypatia, Ltd.	7/10/2020	1,000,000	1,067,200
Hypatia, Ltd.	7/10/2020	500,000	532,150
International Bank for
Reconstruction & Development	2/2/2018	1,500,000	1,498,350
International Bank for
Reconstruction & Development	2/2/2018	1,250,000	1,248,625
International Bank for
Reconstruction & Development	2/28/2020	250,000	250,075
Isosceles Re 2020	6/8/2020	—	25,440
Kendall Re	6/12/2020	246,947	250,375
Kilimanjaro II Re	4/6/2017	850,000	856,290
Kilimanjaro II Re	4/6/2017	1,500,000	1,503,600
Kilimanjaro III Re	12/9/2019	2,750,000	2,778,050
Kilimanjaro Re	4/18/2018	1,600,000	1,606,240
Leven Re 2020	1/29/2020	2,889,300	3,045,900
Limestone Re 2016-1	12/15/2016	6,765	1,337
Limestone Re 2016-1	12/15/2016	2,310	456
Limestone Re 2018	6/20/2018	2,000	20,705
Limestone Re 2019	12/15/2016	11,622	—
Limestone Re 2019-2	6/20/2018	167,000	293,185
Limestone Re 2020-1	12/27/2019	1,420,000	1,536,440
Limestone Re 2020-1	12/15/2016	480,000	519,360

The accompanying notes are an integral part of these financial statements.
80 Pioneer Bond Fund | Semiannual Report | 12/31/20

Restricted Securities	Acquisition date	Cost	Value
Limestone Re 2020-2	6/20/2018	$1,333,000	$1,421,645
Lion Rock Re 2019	12/17/2018	—	39,300
Lion Rock Re 2020	3/27/2020	500,000	569,600
Liphook Re 2020	7/14/2020	1,169,092	1,268,707
Long Point Re III	5/17/2018	2,500,000	2,501,500
Lorenz Re 2018	6/26/2018	1,149,746	59,500
Lorenz Re 2019	6/26/2019	973,670	197,251
Lorenz Re 2020	8/12/2020	2,019,510	2,241,252
Lorenz Re 2020	8/11/2020	2,480,490	2,752,848
Matterhorn Re	1/29/2020	1,246,859	1,239,375
Matterhorn Re	1/29/2020	1,495,398	1,509,300
Matterhorn Re	6/25/2020	1,750,000	1,794,275
Matterhorn Re	6/25/2020	2,271,434	2,318,250
Matterhorn Re	4/30/2020	250,000	255,300
Matterhorn Re Ltd.	11/24/2020	2,500,000	2,497,500
Matterhorn Re Ltd.	11/24/2020	5,000,000	4,995,000
Merion Re 2018-2	12/28/2017	7,000,000	7,870,389
Merion Re 2021-2	12/28/2020	2,288,065	2,288,065
Mona Lisa Re	12/30/2019	500,000	506,450
NCM Re 2019	12/27/2018	5,444	117,700
Northshore Re II Ltd.	12/2/2020	750,000	749,250
Oakmont Re 2017	5/10/2017	—	29,400
Oakmont Re 2020	12/3/2020	1,709,677	1,929,500
Old Head Re 2020	1/3/2020	227,747	304,500
Pangaea Re 2016-2	5/31/2016	—	5,350
Pangaea Re 2018-1	12/26/2017	543,427	80,007
Pangaea Re 2018-3	5/31/2018	1,565,597	134,832
Pangaea Re 2019-1	1/9/2019	42,174	83,704
Pangaea Re 2019-3	7/25/2019	143,386	171,924
Pangaea Re 2020-1	1/21/2020	3,974,837	4,394,928
Pangaea Re 2020-3	9/15/2020	5,000,000	5,296,208
Phoenix One Re	12/21/2020	1,250,000	1,250,000
Pine Valley Re 2021	12/30/2020	930,015	929,967
Port Royal Re 2019	5/20/2019	1,841,312	2,053,264
Residential Reinsurance 2020	5/27/2020	250,000	251,525
Residential Reinsurance 2020, Ltd.	10/30/2020	1,500,000	1,509,000
Resilience Re	4/13/2017	11,762	360
Sanders Re II, Ltd.	5/20/2020	250,000	253,875
Sector Re V	4/29/2020	900,000	995,896
Sector Re V	4/29/2020	900,000	1,077,634
Sector Re V	12/4/2018	688,554	382,286
Sector Re V	1/1/2020	99,999	250,634
Sector Re V Ltd.	12/4/2020	1,500,000	1,509,869
Sector Re V Ltd.	12/21/2020	2,699,987	2,717,750
Sector Re V, Ltd.	4/24/2020	500,000	598,686
Sector Re V, Series 8, Class D	12/14/2018	134,049	75,713
Sector Re V, Series 9, Class A	4/23/2019	600,000	257,580
Sector Re V, Series 9, Class C	12/4/2019	200,000	501,617
Sector Re V, Series 9, Class G	5/1/2019	1,914	49,875
Seminole Re 2018	1/2/2018	4,931	14,019
Spectrum Capital, Ltd.	6/12/2020	989,618	1,002,300
St. Andrews Re 2017-1	1/3/2017	203,245	203,400
St. Andrews Re 2017-4	3/31/2017	—	171,018
Sussex Re 2020-1	1/23/2020	3,609,700	3,941,792

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 81

Schedule of Investments | 12/31/20
(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Thopas Re 2018	12/12/2017	$67,882	$—
Thopas Re 2019	12/21/2018	113,674	162,000
Thopas Re 2020	12/30/2019	6,000,000	6,590,400
Thopas Re 2021	12/30/2020	466,168	466,168
Ursa Re	6/12/2020	246,830	250,000
Ursa Re	11/20/2019	2,000,000	2,000,600
Ursa Re II Ltd.	10/8/2020	4,000,000	4,013,600
Versutus Re 2017	1/5/2017	264,964	—
Versutus Re 2018	1/31/2018	25,246	—
Versutus Re 2019-A	1/28/2019	—	70,957
Versutus Re 2019-B	12/24/2018	—	69,743
Viribus Re 2018	12/22/2017	81,550	—
Viribus Re 2019	12/27/2018	—	149,650
Viribus Re 2020	3/12/2020	4,139,570	3,764,111
Vita Capital VI, Ltd.	2/12/2020	1,749,858	1,662,500
Vitality Re VIII, Ltd.	1/31/2020	799,993	788,000
Vitality Re X	2/3/2020	2,497,753	2,488,750
Vitality Re XI	1/31/2020	993,347	992,900
Walton Health Re 2018	6/25/2018	364,726	173,816
Walton Health Re 2019	7/18/2019	215,947	294,119
White Heron Re 2020	7/21/2020	1,898,510	2,000,201
Woburn Re 2018	3/20/2018	604,895	149,566
Woburn Re 2019	1/30/2019	1,503,851	1,676,622
Total Restricted Securities			$193,949,089
% of Net assets			3.3%

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Notional		Appreciation
Long	Description	Date	Amount	Market Value	(Depreciation)
1,062	U.S. 2 Year	3/31/21	$234,452,445	$234,677,109	$224,664
	Note (CBT)
4,386	U.S. 5 Year	3/31/21	552,154,008	553,355,580	1,201,572
	Note (CBT)
1,632	U.S. Ultra	3/22/21	353,431,547	348,534,000	(4,897,547)
	Bond (CBT)
			$1,140,038,000	$1,136,566,689	$(3,471,311)

Number of					Unrealized
Contracts		Expiration	Notional		Appreciation
Short	Description	Date	Amount	Market Value	(Depreciation)
2,381	U.S. 10 Year	3/22/21	$328,423,336	$328,764,016	$(340,680)
	Note (CBT)
2,131	U.S. 10 Year	3/22/21	334,467,297	333,201,828	1,265,469
	Ultra
342	U.S. Long	3/22/21	59,804,656	59,230,125	574,531
	Bond (CBT)
			$722,695,289	$721,195,969	$1,499,320
TOTAL FUTURES CONTRACTS			$417,342,711	$415,370,720	$(1,971,991)

The accompanying notes are an integral part of these financial statements.
82 Pioneer Bond Fund | Semiannual Report | 12/31/20

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – BUY PROTECTION

			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	Paid	(Depreciation)	Value
116,180,000	Markit CDX North	Receive	5.00%	12/20/25	$758,397	$(11,740,344)	$(10,981,947)
	America High Yield
	Series 34
TOTAL CENTRALLY CLEARED CREDIT
DEFAULT SWAP CONTRACT – BUY PROTECTION					$758,397	$(11,740,344)	$(10,981,947)
TOTAL SWAP CONTRACT					$758,397	$(11,740,344)	$(10,981,947)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$412,501,574	$349,803,735
Other Long-Term Securities	$1,078,581,899	$1,591,425,684

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended December 31, 2020, the Fund engaged in purchases of $108,236 which resulted in a net realized gain/(loss) of $0. During the six months ended December 31, 2020, the Fund did not engage in sales pursuant to these procedures.
At December 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $5,774,315,097 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$317,548,979
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(54,503,389)
Net unrealized appreciation	$263,045,590

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 83

Schedule of Investments | 12/31/20
(unaudited) (continued)
The following is a summary of the inputs used as of December 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stock	$94,305	$—	$—	$94,305
Convertible Preferred Stocks	87,864,696	—	—	87,864,696
Asset Backed Securities	—	793,326,507	—	793,326,507
Collateralized Mortgage
Obligations	—	795,463,639	—	795,463,639
Commercial Mortgage-Backed
Securities	—	372,156,937	—	372,156,937
Corporate Bonds	—	1,919,001,482	—	1,919,001,482
Foreign Government Bond	—	32,332,578	—	32,332,578
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes - California	—	—	2,629,604	2,629,604
Multiperil – Massachusetts	—	—	2,981,440	2,981,440
Multiperil - U.S.	—	—	11,201,894	11,201,894
Multiperil - U.S. & Canada	—	—	3,045,900	3,045,900
Multiperil - U.S. Regional	—	—	2,605,612	2,605,612
Multiperil - Worldwide	—	—	5,489,204	5,489,204
Windstorm - Florida	—	—	3,504,408	3,504,408
Windstorm - North Carolina	—	—	25,440	25,440
Windstorm - U.S. Multistate	—	—	2,000,201	2,000,201
Windstorm - U.S. Regional	—	—	3,227,607	3,227,607
Industry Loss Warranties
Earthquakes – Bermuda	—	—	3,600,000	3,600,000
Reinsurance Sidecars
Multiperil - U.S.	—	—	7,317,827	7,317,827
Multiperil - Worldwide	—	—	85,517,252	85,517,252
All Other Insurance-Linked
Securities	—	60,802,700	—	60,802,700
Municipal Bonds	—	3,142,052	—	3,142,052
Senior Secured Floating
Rate Loan Interests	—	39,688,817	—	39,688,817
U.S. Government and Agency
Obligations	—	1,720,964,523	—	1,720,964,523
Repurchase Agreements	—	92,330,000	—	92,330,000
Total Investments
in Securities	$87,959,001	$5,829,209,235	$133,146,389	$6,050,314,625
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$(1,971,991)	$—	$—	$(1,971,991)
Swap contracts, at value	—	(10,981,947)	—	(10,981,947)
Total Other
Financial Instruments	$(1,971,991)	$(10,981,947)	$—	$(12,953,938)

The accompanying notes are an integral part of these financial statements.
84 Pioneer Bond Fund | Semiannual Report | 12/31/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 6/30/20	$125,880,061
Realized gain (loss)(1)	(501,497)
Changed in unrealized appreciation (depreciation)(2)	3,567,760
Accrued discounts/premiums	100,427
Purchases	40,939,519
Sales	(36,839,881)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 12/31/20	$133,146,389

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. For the six months ended December 31, 2020, there were no transfers in and out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered
Level 3 at December 31, 2020:	$4,046,718

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 85

Statement of Assets and Liabilities | 12/31/20
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $5,765,360,635)	$6,050,314,625
Cash	163,099,292
Foreign currencies, at value (cost $3,135,730)	3,125,237
Futures collateral	1,741,389
Swaps collateral	7,424,468
Due from broker for futures	14,194,160
Due from broker for swaps	10,996,760
Variation margin for futures contracts	610,342
Receivables —
Investment securities sold	231,496,791
Fund shares sold	24,998,811
Dividends	311,315
Interest	29,460,556
Other assets	79,859
Total assets	$6,537,853,605
LIABILITIES:
Payables —
Investment securities purchased	$565,053,273
Fund shares repurchased	48,701,332
Distributions	2,187,471
Trustees’ fees	12,051
Variation margin for centrally cleared swap contracts	166,132
Net unrealized depreciation on futures contracts	1,971,991
Swap contracts, at value (net premiums paid $758,397)	10,981,947
Due to affiliates	274,400
Accrued expenses	1,686,585
Total liabilities	$631,035,182
NET ASSETS:
Paid-in capital	$5,605,341,680
Distributable earnings	301,476,743
Net assets	$5,906,818,423
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $911,152,796/89,097,566 shares)	$10.23
Class C (based on $46,423,125/4,590,732 shares)	$10.11
Class K (based on $1,924,870,940/188,321,686 shares)	$10.22
Class R (based on $204,427,661/19,811,216 shares)	$10.32
Class Y (based on $2,819,912,412/278,394,226 shares)	$10.13
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.23 net asset value per share/100%-4.50%
maximum sales charge)	$10.71

The accompanying notes are an integral part of these financial statements.
86 Pioneer Bond Fund | Semiannual Report | 12/31/20

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 12/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$90,107,157
Dividends from unaffiliated issuers	3,934,875
Total investment income		$94,042,032
EXPENSES:
Management fees	$8,378,112
Administrative expense	761,513
Transfer agent fees
Class A	1,009,642
Class C	22,945
Class K	4,969
Class R	228,431
Class Y	1,436,924
Distribution fees
Class A	1,183,275
Class C	264,716
Class R	498,845
Shareowner communications expense	104,067
Custodian fees	114,793
Registration fees	142,475
Professional fees	115,858
Printing expense	57,560
Pricing fees	114,400
Trustees’ fees	181,743
Insurance expense	5,112
Miscellaneous	118,561
Total expenses		$14,743,941
Net investment income		$79,298,091
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$129,293,762
Futures contracts	3,258,878
Swap contracts	10,336,472
Other assets and liabilities denominated in
foreign currencies	226,710	$143,115,822
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$138,227,059
Futures contracts	1,268,123
Swap contracts	(11,049,230)
Other assets and liabilities denominated in
foreign currencies	(4,392)	$128,441,560
Net realized and unrealized gain (loss) on investments		$271,557,382
Net increase in net assets resulting from operations		$350,855,473

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 87

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	12/31/20	Ended
	(unaudited)	6/30/20
FROM OPERATIONS:
Net investment income (loss)	$79,298,091	$171,716,097
Net realized gain (loss) on investments	143,115,822	73,398,398
Change in net unrealized appreciation (depreciation)
on investments	128,441,560	27,628,053
Net increase in net assets resulting from operations	$350,855,473	$272,742,548
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.34 and $0.29 per share, respectively)	$(30,452,061)	$(28,975,607)
Class C ($0.30 and $0.23 per share, respectively)	(1,556,003)	(1,426,447)
Class K ($0.36 and $0.34 per share, respectively)	(68,404,136)	(50,627,893)
Class R ($0.33 and $0.27 per share, respectively)	(6,329,070)	(5,307,852)
Class Y ($0.35 and $0.33 per share, respectively)	(99,206,503)	(108,795,291)
Tax return of capital:
Total distributions to shareowners	$(205,947,773)	$(195,133,090)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$905,717,195	$2,780,827,993
Reinvestment of distributions	174,500,269	163,438,445
Cost of shares repurchased	(1,295,146,696)	(2,613,398,210)
Net increase (decrease) in net assets resulting from
Fund share transactions	$(214,929,232)	$330,868,228
Net increase (decrease) in net assets	$(70,021,532)	$408,477,686
NET ASSETS:
Beginning of period	$5,976,839,955	$5,568,362,269
End of period	$5,906,818,423	$5,976,839,955

The accompanying notes are an integral part of these financial statements.
88 Pioneer Bond Fund | Semiannual Report | 12/31/20

	Six Months	Six Months
	Ended	Ended	Year	Year
	12/31/20	12/31/20	Ended	Ended
	Shares	Amounts	6/30/20	6/30/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	14,711,993	$150,075,704	34,453,803	$338,973,168
Reinvestment of
distributions	2,278,728	23,187,951	2,127,543	20,938,829
Less shares repurchased	(24,098,415)	(246,013,801)	(40,472,927)	(393,857,571)
Net decrease	(7,107,694)	$(72,750,146)	(3,891,581)	$(33,945,574)
Class C
Shares sold	794,680	$8,019,522	1,996,732	$19,406,186
Reinvestment of
distributions	142,116	1,429,709	112,645	1,096,894
Less shares repurchased	(2,323,495)	(23,418,230)	(2,579,843)	(24,910,537)
Net decrease	(1,386,699)	$(13,968,999)	(470,466)	$(4,407,457)
Class K
Shares sold	30,772,337	$313,621,692	106,555,145	$1,037,516,414
Reinvestment of
distributions	5,730,731	58,300,563	4,127,539	40,585,237
Less shares repurchased	(40,456,263)	(412,154,555)	(48,593,281)	(468,632,844)
Net increase/
(decrease)	(3,953,195)	$(40,232,300)	62,089,403	$609,468,807
Class R
Shares sold	1,699,567	$17,495,208	3,572,364	$35,493,689
Reinvestment of
distributions	614,246	6,308,462	525,926	5,223,629
Less shares repurchased	(1,497,932)	(15,429,460)	(5,191,358)	(51,042,756)
Net increase/
(decrease)	815,881	$8,374,210	(1,093,068)	$(10,325,438)
Class Y
Shares sold	41,198,921	$416,505,069	138,403,623	$1,349,438,536
Reinvestment of
distributions	8,457,162	85,273,584	9,804,550	95,593,856
Less shares repurchased	(59,190,450)	(598,130,650)	(175,101,360)	(1,674,954,502)
Net decrease	(9,534,367)	$(96,351,997)	(26,893,187)	$(229,922,110)

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 89

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	12/31/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		6/30/20	6/30/19	6/30/18	6/30/17	6/30/16*
Class A
Net asset value, beginning of period	$9.98		$9.79	$9.45	$9.71	$9.76	$9.68
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12		$0.25	$0.27	$0.26	$0.25	$0.25
Net realized and unrealized gain (loss) on investments	0.47		0.23	0.37	(0.24)	(0.01)	0.12
Net increase (decrease) from investment operations	$0.59		$0.48	$0.64	$0.02	$0.24	$0.37
Distributions to shareowners:
Net investment income	$(0.16)		$(0.29)	$(0.30)	$(0.28)	$(0.29)	$(0.27)
Net realized gain	(0.18)		—	—	—	—	(0.02)
Total distributions	$(0.34)		$(0.29)	$(0.30)	$(0.28)	$(0.29)	$(0.29)
Net increase (decrease) in net asset value	$0.25		$0.19	$0.34	$(0.26)	$(0.05)	$0.08
Net asset value, end of period	$10.23		$9.98	$9.79	$9.45	$9.71	$9.76
Total return (b)	5.96	%(c)	5.01%	6.93%	0.14%	2.48%	3.93%
Ratio of net expenses to average net assets	0.81	%(d)	0.82%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	2.33	%(d)	2.58%	2.88%	2.71%	2.60%	2.58%
Portfolio turnover rate	28	%(c)	71%	52%	45%	44%	43%
Net assets, end of period (in thousands)	$911,158		$960,460	$979,874	$1,081,121	$1,156,940	$1,177,941
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.81	%(d)	0.82%	0.87%	0.96%	0.99%	0.98%
Net investment income (loss) to average net assets	2.33	%(d)	2.58%	2.86%	2.60%	2.46%	2.45%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
90 Pioneer Bond Fund | Semiannual Report | 12/31/20

	Six Months
	Ended		Year	Year	Year	Year	Year
	12/31/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		6/30/20	6/30/19	6/30/18	6/30/17	6/30/16*
Class C
Net asset value, beginning of period	$9.87		$9.68	$9.35	$9.60	$9.66	$9.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09		$0.19	$0.21	$0.19	$0.18	$0.17
Net realized and unrealized gain (loss) on investments	0.45		0.23	0.35	(0.24)	(0.03)	0.14
Net increase (decrease) from investment operations	$0.54		$0.42	$0.56	$(0.05)	$0.15	$0.31
Distributions to shareowners:
Net investment income	$(0.12)		$(0.23)	$(0.23)	$(0.20)	$(0.21)	$(0.20)
Net realized gain	(0.18)		—	—	—	—	(0.02)
Total distributions	$(0.30)		$(0.23)	$(0.23)	$(0.20)	$(0.21)	$(0.22)
Net increase (decrease) in net asset value	$0.24		$0.19	$0.33	$(0.25)	$(0.06)	$0.09
Net asset value, end of period	$10.11		$9.87	$9.68	$9.35	$9.60	$9.66
Total return (b)	5.58	%(c)	4.38%	6.10%	(0.52)%	1.62%	3.28%
Ratio of net expenses to average net assets	1.43	%(d)	1.45%	1.52%	1.60%	1.59%	1.60%
Ratio of net investment income (loss) to average net assets	1.70	%(d)	1.96%	2.21%	1.96%	1.84%	1.84%
Portfolio turnover rate	28	%(c)	71%	52%	45%	44%	43%
Net assets, end of period (in thousands)	$46,423		$59,026	$62,447	$79,308	$96,547	$134,299

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 91

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	12/31/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		6/30/20	6/30/19	6/30/18	6/30/17	6/30/16*
Class K
Net asset value, beginning of period	$9.98		$9.78	$9.45	$9.71	$9.76	$9.68
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.14		$0.30	$0.32	$0.30	$0.29	$0.29
Net realized and unrealized gain (loss) on investments	0.46		0.24	0.35	(0.25)	(0.01)	0.12
Net increase (decrease) from investment operations	$0.60		$0.54	$0.67	$0.05	$0.28	$0.41
Distributions to shareowners:
Net investment income	$(0.18)		$(0.34)	$(0.34)	$(0.31)	$(0.33)	$(0.31)
Net realized gain	(0.18)		—	—	—	—	(0.02)
Total distributions	$(0.36)		$(0.34)	$(0.34)	$(0.31)	$(0.33)	$(0.33)
Net increase (decrease) in net asset value	$0.24		$0.20	$0.33	$(0.26)	$(0.05)	$0.08
Net asset value, end of period	$10.22		$9.98	$9.78	$9.45	$9.71	$9.76
Total return (b)	6.12	%(c)	5.65%	7.28%	0.54%	2.87%	4.32%
Ratio of net expenses to average net assets	0.34	%(d)	0.34%	0.37%	0.46%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets	2.80	%(d)	3.08%	3.37%	3.11%	3.01%	2.98%
Portfolio turnover rate	28	%(c)	71%	52%	45%	44%	43%
Net assets, end of period (in thousands)	$1,924,881		$1,918,556	$1,273,821	$939,272	$726,063	$340,096

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
92 Pioneer Bond Fund | Semiannual Report | 12/31/20

	Six Months
	Ended		Year	Year	Year	Year	Year
	12/31/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		6/30/20	6/30/19	6/30/18	6/30/17	6/30/16*
Class R
Net asset value, beginning of period	$10.07		$9.88	$9.54	$9.80	$9.85	$9.77
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.11		$0.23	$0.25	$0.24	$0.23	$0.23
Net realized and unrealized gain (loss) on investments	0.47		0.23	0.37	(0.25)	(0.01)	0.12
Net increase (decrease) from investment operations	$0.58		$0.46	$0.62	$(0.01)	$0.22	$0.35
Distributions to shareowners:
Net investment income	$(0.15)		$(0.27)	$(0.28)	$(0.25)	$(0.27)	$(0.25)
Net realized gain	(0.18)		—	—	—	—	(0.02)
Total distributions	$(0.33)		$(0.27)	$(0.28)	$(0.25)	$(0.27)	$(0.27)
Net increase (decrease) in net asset value	$0.25		$0.19	$0.34	$(0.26)	$(0.05)	$0.08
Net asset value, end of period	$10.32		$10.07	$9.88	$9.54	$9.80	$9.85
Total return (b)	5.80	%(c)	4.76%	6.62%	(0.08)%	2.23%	3.66%
Ratio of net expenses to average net assets	1.06	%(d)	1.08%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	2.07	%(d)	2.33%	2.64%	2.46%	2.35%	2.33%
Portfolio turnover rate	28	%(c)	71%	52%	45%	44%	43%
Net assets, end of period (in thousands)	$204,429		$191,311	$198,457	$179,729	$178,770	$156,110
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.06	%(d)	1.08%	1.12%	1.21%	1.24%	1.21%
Net investment income (loss) to average net assets	2.07	%(d)	2.33%	2.62%	2.35%	2.21%	2.22%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Semiannual Report | 12/31/20 93

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	12/31/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		6/30/20	6/30/19	6/30/18	6/30/17	6/30/16*
Class Y
Net asset value, beginning of period	$9.89		$9.70	$9.36	$9.62	$9.67	$9.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.14		$0.29	$0.31	$0.28	$0.28	$0.27
Net realized and unrealized gain (loss) on investments	0.45		0.23	0.36	(0.24)	(0.02)	0.12
Net increase (decrease) from investment operations	$0.59		$0.52	$0.67	$0.04	$0.26	$0.39
Distributions to shareowners:
Net investment income	$(0.17)		$(0.33)	$(0.33)	$(0.30)	$(0.31)	$(0.29)
Net realized gain	(0.18)		—	—	—	—	(0.02)
Total distributions	$(0.35)		$(0.33)	$(0.33)	$(0.30)	$(0.31)	$(0.31)
Net increase (decrease) in net asset value	$0.24		$0.19	$0.34	$(0.26)	$(0.05)	$0.08
Net asset value, end of period	$10.13		$9.89	$9.70	$9.36	$9.62	$9.67
Total return (b)	6.10	%(c)	5.44%	7.30%	0.40%	2.76%	4.22%
Ratio of net expenses to average net assets	0.44	%(d)	0.45%	0.49%	0.58%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets	2.70	%(d)	2.96%	3.26%	2.98%	2.87%	2.85%
Portfolio turnover rate	28	%(c)	71%	52%	45%	44%	43%
Net assets, end of period (in thousands)	$2,819,928		$2,847,487	$3,053,763	$2,708,766	$2,558,262	$2,136,681
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.44	%(d)	0.45%	0.49%	0.58%	0.59%	0.59%
Net investment income (loss) to average net assets	2.70	%(d)	2.96%	3.26%	2.98%	2.86%	2.84%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
94 Pioneer Bond Fund | Semiannual Report | 12/31/20

Notes to Financial Statements | 12/31/20
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Bond Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended December 31, 2020. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to
Pioneer Bond Fund | Semiannual Report | 12/31/20 95

transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices,
96 Pioneer Bond Fund | Semiannual Report | 12/31/20

or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Pioneer Bond Fund | Semiannual Report | 12/31/20 97

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At December 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
98 Pioneer Bond Fund | Semiannual Report | 12/31/20

B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any,
Pioneer Bond Fund | Semiannual Report | 12/31/20 99

to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended June 30, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$195,133,090
Total	$195,133,090

The following shows the components of distributable earnings (losses) on a federal income tax basis at June 30, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$7,080,084
Undistributed long term capital gain	16,545,667
Current year dividends payable	(1,546,616)
Unrealized appreciation	134,489,908
Total	$156,569,043

The difference between book basis and tax basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, swaps, the tax treatment of premium and amortization and the mark to market of futures contracts.
E. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $21,277 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2020.
100 Pioneer Bond Fund | Semiannual Report | 12/31/20

F. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
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The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi US exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi US or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
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COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H. Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at December 31, 2020 are listed in the Schedule of Investments.
I. Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural
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events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J. Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required
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to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at December 31, 2020, are disclosed in the Schedule of Investments.
K. Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
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The average market value of futures contracts open during the six months ended December 31, 2020, was $194,279,485. Open futures contracts outstanding at December 31, 2020, are listed in the Schedule of Investments.
L. Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
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Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended December 31, 2020, was $(2,554,763). Open credit default swap contracts at December 31, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.40% of the Fund’s average daily net assets up to $500 million, 0.35% of the next $500 million of the Fund’s average daily net assets, 0.30% of the next $1 billion of the Fund’s average daily net assets, 0.25% of the next $8 billion of the Fund’s average daily net assets, and 0.225% of the Fund’s average daily net assets over
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$10 billion. The fee is accrued daily and paid monthly. For the six months ended December 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.28% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 0.85%, 1.10% and 0.50% of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. These expense limitations are in effect through November 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended December 31, 2020 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $243,585 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2020.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended December 31, 2020, the Fund paid $181,743 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2020, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $12,051.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended December 31, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 49,616
Class C	3,541
Class K	20,082
Class R	1,786
Class Y	29,042
Total	$104,067

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $30,815 in distribution fees payable to the Distributor at December 31, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower
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of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended December 31, 2020, CDSCs in the amount of $2,883 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million.
Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in the credit facility. The commitment fee in the amount of 0.30% of the daily unused portion of each credit facility is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended December 31, 2020, the Fund had no borrowings under the credit facility.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
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Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2020, was as follows:
			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities:
Net unrealized
depreciation on
futures contracts	$1,971,991	$—	$—	$—	$—
Swap contracts,
at value	—	10,981,947	—	—	—
Total Value	$1,971,991	$10,981,947	$—	$—	$—

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2020, was as follows:
			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Futures contracts	$3,258,878	$—	$—	$—	$—
Swap contracts	—	10,336,472	—	—	—
Total Value	$3,258,878	$10,336,472	$—	$—	$—
Change in net
unrealized appreciation
(depreciation) on:
Futures contracts	$1,268,123	$—	$—	$—	$—
Swap contracts	—	(11,049,230)	—	—	—
Total Value	$1,268,123	$(11,049,230)	$—	$—	$—

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Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer Bond Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc.2 (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
1  Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
2  Effective January 1, 2021, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”) merged with and into Amundi US. After the Merger, the investment advisory services previously provided by APIAM are now provided through Amundi US.

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At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
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performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity
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associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
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Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
116 Pioneer Bond Fund | Semiannual Report | 12/31/20

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 18633-15-0221

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Bond Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 4, 2021

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 4, 2021

* Print the name and title of each signing officer under his or her signature.